UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________

FORM N-CSR
________

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act File Number 811-07840

Schroder Series Trust
 (Exact name of registrant as specified in charter)
________

SEI Investments
One Freedom Valley Drive
Oaks, PA 19456
 (Address of principal executive offices) (Zip code)

Michael Beattie
C/O SEI Investments
One Freedom Valley Drive
Oaks, PA 19456
 (Name and address of agent for service)

Registrant’s telephone number, including area code:  1-800-464-3108

Date of fiscal year end: October 31, 2018

Date of reporting period: October 31, 2018

Item 1.   Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

Schroder Mutual Funds

 October 31, 2018   Annual Report

Domestic Equity
Schroder North American Equity Fund
International Equity
Schroder Emerging Markets Small Cap Fund
Fixed Income
Schroder Core Bond Fund
Schroder Long Duration Investment-Grade Bond Fund
Schroder Short Duration Bond Fund
Schroder Total Return Fixed Income Fund

Schroder Mutual Funds
Table of Contents
Management Discussion and Analysis	1
Schedules of Investments
North American Equity Fund	19
Emerging Markets Small Cap Fund	24
Core Bond Fund	26
Long Duration Investment-Grade Bond Fund	30
Short Duration Bond Fund	33
Total Return Fixed Income Fund	37
Statements of Assets and Liabilities	44
Statements of Operations	46
Statements of Changes in Net Assets	48
Financial Highlights	52
Notes to Financial Statements	56
Report of Independent Registered Public Accounting Firm	74
Information Regarding Review and Approval of Investment Advisory Contracts	76
Disclosure of Fund Expenses	79
Trustees and Officers	81
Notice to Shareholders	84

Proxy Voting (Unaudited)
A description of the Funds’ proxy voting policies and procedures is available upon request, without charge, by visiting the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov, or by calling 1-800-464-3108 and requesting a copy of the applicable Fund’s Statement of Additional Information or on the Schroder Funds website at http://www.schroderfunds.com, by downloading the Funds’ Statement of Additional Information. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request by calling 1-800-464-3108 and on the SEC’s website at http://www.sec.gov.
Form N-Q (Unaudited)
The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Schroder Mutual Funds

Important Information Concerning Management Discussion and Analysis and Performance
Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of October 31, 2018. The views expressed in the Management Discussion and Analysis sections (the “MD&As”) are those of the respective Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of Schroder Investment Management North America Inc. (“SIMNA”). The MD&As contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. A Fund may buy, sell, or hold any security discussed herein, on the basis of factors described herein or the basis of other factors or other considerations. Fund holdings will change.
Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any double digit returns are highly unusual and cannot be sustained. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance and other information, which may be lower or higher than that cited, is available by contacting SIMNA at (212) 641-3800 and is periodically updated on our website: www.schroderfunds.com.

Schroder North American Equity Fund

MANAGEMENT DISCUSSION AND ANALYSIS (As of December 13, 2018)
Performance
For the twelve-month period ended October 31, 2018, the Schroder North American Equity Fund (the “Fund”) gained 7.50% (Investor Shares), compared to the S&P 500 Index (the “Index”), a market index based on the market capitalizations of 500 large companies having common stock listed on the NYSE or NASDAQ, which rose 7.35% during the same period.
Market Background
The path of U.S. interest rate rises and the prospect of trade wars were dominant concerns for much of the twelve-month period. The end of 2017 saw the U.S. pass long-awaited tax reforms, and reduced tax rates for corporations were expected to stimulate both growth and inflation. U.S. economic data generally remained robust, with annualized GDP growth of 3.5% in the third quarter of 2018. The unemployment rate was 3.7% in September and October 2018, the lowest since December 1969. The Federal Reserve (the “Fed”) raised interest rates several times over the twelve months, taking the target range for the policy rate to 2.00-2.25% at the end of the period under review.
Trade wars between the U.S. and China were increasingly a focus for markets as 2018 progressed. By the end of the period, the U.S. had imposed tariffs on almost $250 billion of goods from China, around half of total imports, while China retaliated with duties on $110 billion of products from the U.S., or almost 90% of China’s imports from the U.S.
Against this backdrop, economically sensitive stocks generally outperformed and the information technology and consumer discretionary sectors led the advance. By contrast, sectors perceived as defensive, such as utilities and real estate, were less in demand. In spite of that general trend, however, the materials sector was the weakest performer over the twelve months.
Portfolio Review
Against this backdrop, the Fund outperformed the benchmark over the reporting period. The main positive influence was stock selection within the healthcare sector. Our long held positions in pharmaceutical stocks and healthcare providers were notable tailwinds over the period. Stock selection within the industrials sector was beneficial for relative returns. This was especially the case within machinery, where our underweight to General Electric, which cut its dividend in late 2017, was positive for relative performance.
Elsewhere, our underweight allocation to utilities was also positive for relative performance. Tighter U.S. monetary policy during the period made these “yield proxies” less attractive to investors. Stock picking within the consumer discretionary sector, notably retail, also aided Fund performance.
On the negative side, stock selection within financials, particularly asset management, was the main detractor from relative returns. Our overweight allocation to the consumer staples sector also detracted from relative performance. Our overweight exposure is mainly in high quality home product and food & drink companies, which we believe continue to offer both strong dividend yields and attractive valuations.
Our underweight exposure to growth stocks Netflix and Amazon detracted. These are stocks that we do not favor on account of both their business quality and valuation. However, there were signs towards the end of the period that the trend for “growth at any price” was starting to be challenged.
Outlook
The positioning of the Fund portfolio continues to reflect where we have identified the best trade-off between valuation and business quality. At a sector level, our main overweight positions versus the benchmark are in information technology, healthcare, and consumer staples, while we are underweight consumer discretionary, real estate and utilities.
Despite their recent gains, we continue to find what we believe are attractive opportunities in U.S. pharmaceuticals and U.S. healthcare equipment and providers. In technology, our preferred areas remain high quality “boring” companies with strong balance sheets and rising dividends as well as overlooked software developers. We have also decreased our position in consumer staples over the quarter by trimming positions in recent outperformers. In contrast, we increased our position in resources that we believe have benefited from improving fundamentals.

Schroder North American Equity Fund

Comparison of Change in the Value of a $250,000 Investment in the Schroder North American Equity Fund
Investor Shares vs. the Standard & Poor’s (S&P) 500 Index.

The S&P 500 Index is a market capitalization value weighted composite index of 500 large capitalization U.S. companies and reflects the reinvestment of dividends.

Performance Information
	One Year Ended October 31, 2018	Five Years Ended October 31, 2018 (a)	Ten Years Ended October 31, 2018 (a)
Schroder North American Equity Fund
Investor Shares	7.50%	10.41%	12.53%
S&P 500 Index	7.35%	11.34%	13.24%
(a)	Average annual total returns.

“Total Return” is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

Top 5 Holdings
Security	% of Net Assets
Apple	4.5%
Microsoft	3.8
Amazon.com	2.4
Johnson & Johnson	1.9
JPMorgan Chase	1.8

Sector Allocation
Sector	% of Net Assets
Information Technology	22.7%
Healthcare	15.7
Financials	13.5
Consumer Discretionary	9.3
Communication Services	9.2
Industrials	9.1
Consumer Staples	8.0
Energy	5.5
Materials	1.9
Utilities	0.6
Real Estate	0.6
Other Assets less Liabilities	3.9

Schroder Emerging Markets Small Cap Fund

MANAGEMENT DISCUSSION AND ANALYSIS (As of December 13, 2018)
Performance
For the twelve-month period ended October 31, 2018, the Schroder Emerging Markets Small Cap Fund (the “Fund”) returned -16.44% (R6 Shares) and -16.53% (Investor Shares) compared to the Morgan Stanley Capital International (MSCI) Emerging Markets Small Cap Index (the “Index”) (a broad-based basket of emerging market stocks covering 1,731 securities across 24 markets), which returned -17.21%.
Market Backdrop
Global equities recorded a positive return over the twelve-month period. The U.S. led performance as economic growth accelerated and benefited from favorable tax reform. The U.S. Federal Reserve continued to gradually normalize monetary policy, raising its headline rate by a total of 1% to 2.25%. Throughout the period, a revival of the U.S. dollar and escalating U.S.-China trade tensions weighed on emerging markets (EM) equities returns. The MSCI Emerging Markets Small Cap Index (total return) fell 17.21% (in USD terms) and underperformed the MSCI World Index, which increased by 1.71% (in USD terms).
Those markets most susceptible to global liquidity tightening came under pressure. Turkey, for example, was the weakest index country. With inflation above target and continuing to rise, currency weakness forced the Turkish central bank into emergency rate rises. Indonesia underperformed due to external pressure from high foreign ownership of the bond market. Additionally, deterioration in the policy outlook weighed heavily on returns. India also lagged as credit and liquidity issues in the financial sector exacerbated concerns over rising inflation and a widening of the trade deficit, which was linked to crude oil price strength.
Russia posted a sharp fall and underperformed as the U.S. implemented new sanctions in April. Chinese equities lost value as economic growth slowed by more than expected to 6.5% year-on-year in Q3. Concerns were exacerbated by the escalation in trade tensions with the U.S., which implemented tariffs on a total of $250 billion of Chinese goods. The U.S. also threatened to levy duties on the remaining $267 billion of goods that China exports to the U.S. There was little progress in bilateral trade negotiations, and China responded with tariffs on $110 billion of imports from the U.S. In response to the weaker outlook for economic growth, the authorities announced a range of targeted economic support measures, including a shift to fiscal stimulus and credit easing.
In contrast, Qatar was the best-performing Index market, supported by strong performance from defensive names. Brazil posted a negative return but held up better than the Index. This was supported by a recovery later in the period, in anticipation of a market-friendly election outcome, confirmed at the end of October. In South Korea macroeconomic data deteriorated and ongoing global trade concerns were compounded by disappointing corporate earnings results. However, relations with North Korea showed tentative signs of improvement, and overall, South Korea modestly outperformed.
Portfolio Review
The Fund outperformed the Index over the twelve-month period ended October 31, 2018.
Stock selection in Brazil added the most to relative returns. This included positions in insurer IRB Brasil Resseguros and crude oil exploration & production company QGEP. IRB’s stock rallied as domestic and international earnings growth remained robust. The company has a strong management team and a dominant market share in Brazil. Meanwhile, QGEP was a beneficiary of stronger crude prices and the market’s re-appraisal of the value of its exploration portfolio. The overweight to utility company Energisa also worked well. Stock selection in Russia supported relative performance. This was primarily attributable to the positions in financial holding company TCS Group and rail freight operator Globaltrans Invest. TCS Group continued to generate strong earnings growth, supported by ongoing fee income growth from

Schroder Emerging Markets Small Cap Fund

the small and medium size segment where it has taken market share from more traditional players. Meanwhile, Globaltrans announced strong earnings results, supported by improving demand. Stock selection was also positive in India.
Outlook
The strategic case for an investment in emerging market smaller companies continues to be compelling, in large part due to their rich opportunity set and their generally under researched nature relative to larger capitalization companies. We believe that the outlook is supported by an improving economic and earnings profile. Our view is that valuations are reasonably attractive, which should enable us to continue to find compelling investment opportunities in well managed smaller companies given the breadth of the universe.

Schroder Emerging Markets Small Cap Fund

Comparison of Change in the Value of a $250,000 Investment in the Schroder Emerging Markets Small Cap Fund —
R6 and Investor Shares vs. the Morgan Stanley Capital International (MSCI) Emerging Markets Small Cap Index.

The MSCI Emerging Markets Small Cap Index includes small cap representation across 24 emerging market countries. With 1,731 constituents, the index covers approximately 14% of the free float-adjusted market capitalization in each country. The small cap segment tends to capture more local economic and sector characteristics relative to larger emerging market capitalization segments.
Performance Information
	One Year Ended October 31, 2018	Annualized Since Inception (a)
Schroder Emerging Markets Small Cap Fund
R6 Shares	-16.44%	5.65%
Investor Shares	-16.53%	5.60%
MSCI Emerging Markets Small Cap Index	-17.21%	4.38%
(a)	From commencement of fund operations on August 26, 2015.

“Total Return” is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

Top 5 Holdings
Security	% of Net Assets
IRB Brasil Resseguros S	2.4%
TCS Group Holding GDR	2.4
SK Materials	2.1
International Container Terminal Services	2.1
Energisa SA - Units	2.1

Geographic Allocation
% of Net Assets
Asia/Far East	63.6%
Latin America	19.0
Europe	9.4
Middle East	2.4
Africa	1.9
Other Assets less Liabilities	3.7

Schroder Core Bond Fund

MANAGEMENT DISCUSSION AND ANALYSIS (As of December 13, 2018)
Performance
For the twelve-month period ended October 31, 2018, the Schroder Core Bond Fund (the “Fund”) returned -1.38% (R6 Shares) compared to the Bloomberg Barclays U.S. Aggregate Bond Index, which returned -1.24% during the same period.
Market Backdrop
Market dynamics changed markedly in the first quarter of 2018 after higher-than-expected U.S. wages caused concern about rising inflation and the potential for a more proactive U.S. Federal Reserve (the “Fed”). Volatility, as measured by the Chicago Board Options Exchange Volatility Index, had its largest one-day rise in February since the index data started in 1990. The impact of tax reform and fiscal spending, which were significant tailwinds for U.S. economic prospects coming into the year, abated as the first quarter progressed. In addition to the previously mentioned inflation ‘scare’, fears of protectionism surfaced in March as President Trump announced tariffs on steel and aluminum, thus adding further uncertainty into the market which was already experiencing elevated levels of volatility. And, although the trade tariffs impacted a relatively small segment of global trade, the prospect of additional trade restrictions was enough to unnerve investors.
Bouts of volatility continued into the second quarter due to a confluence of factors. These included greater dispersion between accelerating U.S. growth and a softening of economic activity outside of the U.S., escalating trade tensions between the U.S. and China, and the formation of a populist coalition government in Italy. A strong U.S. economy was evident with U.S. retail sales growing by 6% year-over-year in May, corporate profits rising 8.7% versus an estimate of 5.9% and the unemployment rate falling to 3.8%, the lowest level since 1969. These strong economic indicators gave the Fed support to raise interest rates again in June and to signal two further hikes. In contrast, economic data in Europe and Asia continued to soften.
In the third quarter, the U.S. economy continued to exhibit steady growth, while Europe and Asia showed meaningful signs of a slowdown. Once again, market participants were focused on trade wars and the implications for markets both domestic and abroad. The U.S. repeatedly raised threats of additional tariffs and a prolonged dispute. However, investors mostly shrugged off this growing dispute amid a strong domestic economy, only in October did markets sell-off materially. In October, global bond markets hit an air pocket as risk assets sold off in the face of a number of factors, including the U.S.-China trade war, Brexit and the Italian budget proposal. For a good part of the year, investors had largely been willing to overlook these factors due to the strength of corporate earnings and U.S. economy. In September and October, however, cracks began to appear in the current earnings season and sentiment quickly turned negative.
Portfolio Review
The Fund underperformed the Index for the twelve-month period ended October 31, 2018.
Sector allocation was the primary cause of underperformance. This was mainly due to the Fund’s overweight to the corporate sector. Within corporates, the Fund’s overweight to industrials was the leading detractor as the sector posted negative excess returns of -1.83%, as measured by the Bloomberg Barclays Corporate Index. The Fund’s overweight to Treasuries also hurt performance for the period, with the 10-year Treasury yield rising more than 40 basis points since the end of January. Within the securitized sector, the Fund’s underweight to Agency mortgage-backed securities (“MBS”) also negatively impacted performance. Agency MBS performed well relative to other spread sectors, posting negative excess returns of -0.28%, as measured by the Bloomberg Barclays U.S. MBS Index.
Security selection was the leading contributor for the period, largely due to issuer selection within corporates. Issuer selection within industrials was the largest individual contributor with no specific names standing out. Security selection within the government related sector was a modest detractor due to the Fund’s exposure to state owned Petroleos Mexicanos, which underperformed over the period. Yield curve and duration positioning did not have a material impact on returns for the period.

Schroder Core Bond Fund

Outlook
Given the value lens through which we approach markets and the structural headwinds we believe are building, the appropriate fixed income portfolio today is very different from 18-24 months ago, particularly with regard to corporates. However, increasing volatility and shifting regimes often provide opportunity in alternative sectors. Currently, there are three areas we would highlight: municipal bonds, short maturity bonds and securitized debt.
The lowering of corporate tax rates and subsequent selling by banks and insurance companies has driven valuations in municipals to what we believe to be the most attractive level in several years. While we have not pulled the trigger yet, we believe we are approaching a point where significant allocation to the sector may be appropriate in non-tax paying accounts. High quality, shorter maturity bonds look attractive outright as well as against other riskier asset classes. Given flat yield curves and short maturity bond yields at 10-year highs, we believe we can construct a fairly defensive investment grade portfolio with yields in excess of 4%. Finally, the securitized sector looks increasingly alluring. With cash rates rising, strong fundamentals and less reliance on foreign sponsorship, we have been adding to this sector as we reduce the Fund’s exposure to corporates.
The Fund’s allocation to corporates is as low as it has been in a number of years, whereas its allocation to Treasuries is at the opposite end of that spectrum. This is entirely deliberate. Allocation to lower rated and riskier segments of the credit market, such as subordinated debt and high yield, have been almost completely eliminated. We still see some value in specific corporate industries such as financials and energy, but we no longer believe generic beta allocations are appropriate.

Schroder Core Bond Fund
Comparison of Change in the Value of a $1,000,000 Investment in the
Schroder Core Bond Fund R6 Shares vs. the Bloomberg Barclays U.S. Aggregate Bond Index.

The Bloomberg Barclays U.S. Aggregate Bond Index provides a measure of the performance of the U.S. investment grade bonds market, which includes investment grade U.S. Government bonds, investment grade corporate bonds, mortgage pass-through securities and asset-backed securities that are publicly offered for sale in the United States. The securities in the Index must have a least one year remaining to maturity. The Index is not managed.
Performance Information
Cumulative Since Inception (a)
Schroder Core Bond Fund
R6 Shares	-1.38%
Bloomberg Barclays U.S. Aggregate Bond Index	-1.24%

(a)	From commencement of fund operations January 31, 2018.

“Total Return” is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

Top 5 Holdings
Security	% of Net Assets
United States Treasury Note 1.125%, 09/30/21	6.2%
United States Treasury Note 1.625%, 03/15/20	4.7
United States Treasury Note 1.625%, 10/15/20	4.1
United States Treasury Note 2.750%, 02/15/28	3.9
United States Treasury Bond 4.625%, 02/15/40	3.1

Sector Allocation
Sector	% of Net Assets
U.S. Treasury Obligations	41.3%
Corporate Obligations	40.8
U.S. Government Mortgage-Backed Obligations	9.3
Collateralized Mortgage Obligations	4.9
Asset-Backed Securities	1.4
Commercial Mortgage-Backed Obligations	1.0
Taxable Municipal Bond	0.3
Other Assets less Liabilities	1.0

Schroder Long Duration Investment-Grade Bond Fund

MANAGEMENT DISCUSSION AND ANALYSIS (As of December 13, 2018)
Performance
For the twelve-month period ended October 31, 2018, the Schroder Long Duration Investment-Grade Bond Fund (the “Fund”) returned -6.69% (Investor Shares), compared to the Bloomberg Barclays U.S. Long Government/Credit Bond Index (the “Index”), a broad-based basket of debt securities, which returned -6.37% during the same period.
Market background
In the fourth quarter of 2017, markets continued to benefit from global growth momentum, as expanding investment, employment and trade supported growth across the globe. The primary factors contributing to the healthy quarterly returns in risk assets were a solid earnings season and the passage of the long anticipated tax reform bill. Several central banks began to take steps moving away from the fully accommodative policy stance that has been in place since the global financial crisis. In October, the European Central Bank (the “ECB”), encouraged by the health of the European economy, announced that it would reduce its monthly quantitative easing purchases down to EUR 30 billion in January 2018 from a peak of EUR 80 billion in early 2017. The Bank of England increased interest rates in November for the first time since 2007, noting that any further rate rises are likely to be very gradual and remain highly dependent on the outcome of the Brexit negotiations. The U.S. Federal Reserve (the “Fed”) raised the Fed Funds rate in December as economic conditions continued to improve and unemployment remained at its lowest level since 2000. The rate hike was well-anticipated and marked the third increase in 2017, which was in line with the Fed’s projections at the end of 2016.
Market dynamics changed markedly in the first quarter of 2018 after higher-than-expected U.S. wages caused concern about rising inflation and the potential for a more proactive Fed. Volatility, as measured by the Chicago Board Options Exchange Volatility Index, had its largest one-day rise in February since the index data started in 1990. The impact of tax reform and fiscal spending, which were significant tailwinds for U.S. economic prospects coming into the year, abated as the first quarter progressed. In addition to the previously mentioned inflation ‘scare’, fears of protectionism surfaced in March as President Trump announced tariffs on steel and aluminum, thus adding further uncertainty into the market, which was already experiencing elevated levels of volatility. And, although the trade tariffs impacted a relatively small segment of global trade, the prospect of additional trade restrictions was enough to unnerve investors.
Bouts of volatility continued into the second quarter due to a confluence of factors. These included greater dispersion between accelerating U.S. growth and a softening of economic activity outside of the U.S., escalating trade tensions between the U.S. and China, and the formation of a populist coalition government in Italy. A strong U.S. economy was evident with U.S. retail sales growing by 6% year-over-year in May, corporate profits rising 8.7% versus an estimate of 5.9% and the unemployment rate falling to 3.8%, the lowest level since 1969. These strong economic indicators gave the Fed support to raise interest rates again in June and to signal two further hikes. In contrast, economic data in Europe and Asia continued to soften.
In the third quarter, the U.S. economy continued to exhibit steady growth, while Europe and Asia showed meaningful signs of a slowdown. Once again, market participants were focused on trade wars and the implications for markets both domestic and abroad. The U.S. repeatedly raised threats of additional tariffs and a prolonged dispute. However, investors mostly shrugged off this growing dispute amid a strong domestic economy; only in October did markets sell-off materially. In October, global bond markets hit an air pocket as risk assets sold off in the face of a number of factors, including the U.S.-China trade war, Brexit and the Italian budget proposal. For a good part of the year, investors had largely been willing to overlook these factors due to the strength of corporate earnings and the U.S. economy. In September and October, however, cracks began to appear in the current earnings season and sentiment quickly turned negative.
Portfolio Review
The Fund underperformed the Index for the twelve-month period ended October 31, 2018, primarily due to security selection. Issuer selection within corporates, particularly non-cyclical industrials, was the most significant detractor. Newell Brands was the worst performing holding as the company suffered from poor quarterly earnings due to weak sales and higher than expected expenses, all of which weighed on cash flows for the period. The liquidation of Toys R Us had an additional negative impact, particularly on core sales.

Schroder Long Duration Investment-Grade Bond Fund

Security selection within the non-U.S. government sector was also a detractor due to the Fund’s exposure to Petroleos Mexicanos, which underperformed over the period. Sector allocation was positive for the period, notably the Fund’s overweight to Treasuries and underweight to corporates had the largest positive impacts. Within corporates, industrials was the top performing segment. The Fund’s underweight to taxable municipals also had a modest negative impact for the period. Yield curve and duration positioning did not have a material impact on returns for the period.
Outlook
Given the value lens through which we approach markets and the structural headwinds we believe are building, the appropriate fixed income portfolio today is very different from 18-24 months ago, particularly with regard to corporates. However, increasing volatility and shifting regimes often provide opportunity in alternative sectors. Currently, there are three areas we would highlight: municipal bonds, short maturity bonds and securitized debt.
The lowering of corporate tax rates and subsequent selling by banks and insurance companies has driven valuations in municipals to what we believe to be one of the most attractive levels in several years. While we have not pulled the trigger yet, we believe we are approaching a point where significant allocation to the sector may be appropriate in non-tax paying accounts. High quality, shorter maturity bonds look attractive outright as well as against other riskier asset classes. Given flat yield curves and short maturity bond yields at 10-year highs, we believe we can construct a fairly defensive investment grade portfolio with yields in excess of 4%. Finally, the securitized sector looks increasingly alluring. With cash rates rising, strong fundamentals and less reliance on foreign sponsorship, we have been adding to this sector as we reduce the Fund’s exposure to corporates.
The Fund’s allocation to corporates is as low as it has been in a number of years, whereas the Fund’s allocation to Treasuries is at the opposite end of that spectrum. This is entirely deliberate. Allocation to lower rated and riskier segments of the credit market, such as subordinated debt and high yield, have been almost completely eliminated. We still see some value in specific corporate industries such as financials and energy, but we no longer believe generic beta allocations are appropriate.

Schroder Long Duration Investment-Grade Bond Fund

Comparison of Change in the Value of a $250,000 Investment in the Schroder Long Duration Investment-Grade Bond Fund
Investor Shares vs. the Bloomberg Barclays U.S. Long Government/Credit Bond Index.

The Bloomberg Barclays U.S. Long Government/Credit Bond Index is a bond market index covering the U.S. investment-grade fixed corporate and government bond market. The index consists of publicly issued corporate, U.S. government and specified foreign debentures and secured notes. All securities must have at least ten years to maturity and be rated investment-grade by at least two of the following ratings agencies: Moody’s, S&P and Fitch, and be dollar-denominated, fixed rate and nonconvertible.
Performance Information
	One Year Ended October 31, 2018	Five Years Ended October 31, 2018 (a)	Annualized Since Inception (b)
Schroder Long Duration Investment-Grade Bond Fund
Investor Shares	-6.69%	3.99%	4.57%
Bloomberg Barclays U.S. Long Government/Credit Bond Index	-6.37%	4.04%	3.13%

(a)  Average annual total returns.
(b)  From commencement of fund operations on October 3, 2011.

“Total Return” is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

Top 5 Holdings
Security	% of Net Assets
United States Treasury Bond 4.375%, 05/15/40	15.9%
United States Treasury Bond 2.750%, 08/15/47	11.6
United States Treasury Bond 4.625%, 02/15/40	7.2
United States Treasury Bond 2.875%, 05/15/43	6.2
United States Treasury Bond 2.750%, 11/15/47	3.8

Sector Allocation
Sector	% of Net Assets
U.S. Treasury Obligations	54.6%
Corporate Obligations	43.1
Taxable Municipal Bond	0.5
Other Assets less Liabilities	1.8

Schroder Short Duration Bond Fund

MANAGEMENT DISCUSSION AND ANALYSIS (As of December 13, 2018)
Performance
For the twelve-month period ended October 31, 2018, the Schroder Short Duration Bond Fund (the “Fund”) returned 0.26% (Investor Shares) and 0.16% (R6 Shares), compared to the Intercontinental Exchange (ICE) BofAML 1-3 Year Treasury Index (the “Index”), which returned 0.25% during the same period.
Market Backdrop
In the fourth quarter of 2017, markets continued to benefit from global growth momentum, as expanding investment, employment and trade supported growth across the globe. The primary factors contributing to the healthy quarterly returns in risk assets were a solid earnings season and the passage of the long anticipated tax reform bill. Several central banks began to take steps moving away from the fully accommodative policy stance that has been in place since the global financial crisis. In October, the European Central Bank (the “ECB”), encouraged by the health of the European economy, announced that it would reduce its monthly quantitative easing purchases down to EUR 30 billion in January 2018 from a peak of EUR 80 billion in early 2017. The Bank of England increased interest rates in November for the first time since 2007, noting that any further rate rises are likely to be very gradual and remain highly dependent on the outcome of the Brexit negotiations. The U.S. Federal Reserve (the “Fed”) raised the Fed Funds rate in December as economic conditions continued to improve and unemployment remained at its lowest level since 2000. The rate hike was well-anticipated and marked the third increase in 2017, which was in line with the Fed’s projections at the end of 2016.
Market dynamics changed markedly in the first quarter of 2018 after higher-than-expected U.S. wages caused concern about rising inflation and the potential for a more proactive Fed. Volatility, as measured by the Chicago Board Options Exchange Volatility Index, had its largest one-day rise in February since the index data started in 1990. The impact of tax reform and fiscal spending, which were significant tailwinds for U.S. economic prospects coming into the year, abated as the first quarter progressed. In addition to the previously mentioned inflation ‘scare’, fears of protectionism surfaced in March as President Trump announced tariffs on steel and aluminum, thus adding further uncertainty into the market which was already experiencing elevated levels of volatility. And, although the trade tariffs impacted a relatively small segment of global trade, the prospect of additional trade restrictions was enough to unnerve investors.
Bouts of volatility continued into the second quarter due to a confluence of factors. These included greater dispersion between accelerating U.S. growth and a softening of economic activity outside of the U.S., escalating trade tensions between the U.S. and China, and the formation of a populist coalition government in Italy. A strong U.S. economy was evident with U.S. retail sales growing by 6% year-over-year in May, corporate profits rising 8.7% versus an estimate of 5.9% and the unemployment rate falling to 3.8%, the lowest level since 1969. These strong economic indicators gave the Fed support to raise interest rates again in June and to signal two further hikes. In contrast, economic data in Europe and Asia continued to soften.
In the third quarter, the U.S. economy continued to exhibit steady growth, while Europe and Asia showed meaningful signs of a slowdown. Once again, market participants were focused on trade wars and the implications for markets both domestic and abroad. The U.S. repeatedly raised threats of additional tariffs and a prolonged dispute. However, investors mostly shrugged off this growing dispute amid a strong domestic economy; only in October did markets sell-off materially. In October, global bond markets hit an air pocket as risk assets sold off in the face of a number of actors, including the U.S.-China trade war, Brexit and the Italian budget proposal. For a good part of the year, investors had largely been willing to overlook these factors due to the strength of corporate earnings and the US economy. In September and October, however, cracks began to appear in the current earnings season and sentiment quickly turned negative.
Portfolio Review
The Fund performed in line with the Index for the twelve-month period. Sector selection had the most notable impact on relative performance versus the all Treasury benchmark.

Schroder Short Duration Bond Fund

The out of benchmark allocation to corporate industrials and financials drove most of the Fund’s performance during the one year review period. The corporate sector was able to shrug off most of the noise out of Washington and was boosted by strong corporate earnings, with financials in particular benefitting from liability-driven demand and higher interest rates, while industrials were supported by commodity price stability in the second half of the period. The Fund’s securitized allocation was also notably positive for performance, particularly the allocation to senior (AAA) collateralized loan obligations, which have provided relatively higher income to corporate equivalents with limited price volatility. The Fund’s modest duration, overweight at times throughout the period, had a negative impact on overall performance due to the increase in interest rates during the period. Issue selection is not a factor given the all Treasury benchmark.
Although, the Fund is positioned with exposure to corporates, which are not in the Index, this allocation has low sensitivity to spread risk, as measured by duration times spread. Throughout the period we reduced the overall corporate exposure in lieu of defensive, high quality securitized bonds, which we believe has diversified risk in the Fund.
Outlook
Given the value lens through which we approach markets and the structural headwinds we believe are building, the appropriate fixed income portfolio today is very different from 18-24 months ago, particularly with regard to corporates. However, increasing volatility and shifting regimes often provide opportunity in alternative sectors. Currently, there are three areas we would highlight: municipal bonds, short maturity bonds and securitized debt.
The lowering of corporate tax rates and subsequent selling by banks and insurance companies has driven valuations in municipals to what we believe to be the most attractive level in several years. While we have not pulled the trigger yet, we believe we are approaching a point where significant allocation to the sector may be appropriate in non-tax paying accounts. High quality, shorter maturity bonds look attractive outright as well as against other riskier asset classes. Given flat yield curves and short maturity bond yields at 10-year highs, we believe we can construct a fairly defensive investment grade portfolio with yields in excess of 4%. Finally, the securitized sector looks increasingly alluring. With cash rates rising, strong fundamentals and less reliance on foreign sponsorship, we have been adding to this sector as we reduce the Fund’s exposure to corporates.
The Fund’s allocation to corporates is as low as it has been in a number of years, whereas the Fund’s allocation to Treasuries is at the opposite end of that spectrum. This is entirely deliberate. Allocation to lower rated and riskier segments of the credit market, such as subordinated debt and high yield, have been almost completely eliminated. We still see some value in specific corporate industries such as financials and energy, but we no longer believe generic beta allocations are appropriate.

Schroder Short Duration Bond Fund

Comparison of Change in the Value of a $250,000 Investment in the Schroder Short Duration Bond Fund —
R6 and Investor Shares vs. the ICE BofAML 1-3 Year Treasury Index.

The ICE BofAML 1-3 Year Treasury Index is an unmanaged index that tracks the performance of the direct sovereign debt of the U.S. Government having a maturity of at least one year and less than three years.
Performance Information
	One Year Ended October 31, 2018	Annualized Since Inception (a)
Schroder Short Duration Bond Fund
R6 Shares	0.16%	0.99%
Investor Shares	0.26%	0.98%
ICE BofAML 1-3 Year Treasury Index	0.25%	0.47%

(a)  From commencement of fund operations on August 26, 2015.
Total Return” is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

Top 5 Holdings
Security	% of Net Assets
AT&T 2.450%, 06/30/20	2.5%
Bank of America 2.369%, 07/21/21	2.4
Microsoft 2.000%, 11/03/20	2.4
Citigroup 2.650%, 10/26/20	2.4
United States Treasury Note 2.625%, 02/28/23	2.1

Sector Allocation
Sector	% of Net Assets
Corporate Obligations	69.8%
Asset-Backed Securities	11.6
U.S. Treasury Obligations	10.4
Collateralized Mortgage Obligations	3.5
Commercial Mortgage-Backed Obligations	2.0
Taxable Municipal Bonds	0.6
Other Assets less Liabilities	2.1

Schroder Total Return Fixed Income Fund

MANAGEMENT DISCUSSION AND ANALYSIS (As of December 13, 2018)
Performance
For the twelve-month period ended October 31, 2018, the Schroder Total Return Fixed Income Fund (the “Fund”) returned -2.33% (Investor Shares), compared to the Bloomberg Barclays U.S. Aggregate Bond Index (the “Index”), which returned -2.05% during the same period.
Market Background
In the fourth quarter of 2017, markets continued to benefit from global growth momentum, as expanding investment, employment and trade supported growth across the globe. The primary factors contributing to the healthy quarterly returns in risk assets were a solid earnings season and the passage of the long anticipated tax reform bill. Several central banks began to take steps moving away from the fully accommodative policy stance that has been in place since the global financial crisis. In October, the European Central Bank (the “ECB”), encouraged by the health of the European economy, announced that it would reduce its monthly quantitative easing purchases down to EUR 30 billion in January 2018 from a peak of EUR 80 billion in early 2017. The Bank of England increased interest rates in November for the first time since 2007, noting that any further rate rises are likely to be very gradual and remain highly dependent on the outcome of the Brexit negotiations. The U.S. Federal Reserve (the “Fed”) raised the Fed Funds rate in December as economic conditions continued to improve and unemployment remained at its lowest level since 2000. The rate hike was well-anticipated and marked the third increase in 2017, which was in line with the Fed’s projections at the end of 2016.
Market dynamics changed markedly in the first quarter of 2018 after higher-than-expected U.S. wages caused concern about rising inflation and the potential for a more proactive Fed. Volatility, as measured by the Chicago Board Options Exchange Volatility Index, had its largest one-day rise in February since the index data started in 1990. The impact of tax reform and fiscal spending, which were significant tailwinds for U.S. economic prospects coming into the year, abated as the first quarter progressed. In addition to the previously mentioned inflation ‘scare’, fears of protectionism surfaced in March as President Trump announced tariffs on steel and aluminum, thus adding further uncertainty into the market which was already experiencing elevated levels of volatility. And, although the trade tariffs impacted a relatively small segment of global trade, the prospect of additional trade restrictions on was enough to unnerve investors.
Bouts of volatility continued into the second quarter due to a confluence of factors. These included greater dispersion between accelerating U.S. growth and a softening of economic activity outside of the U.S., escalating trade tensions between the U.S. and China, and the formation of a populist coalition government in Italy. A strong U.S. economy was evident with U.S. retail sales growing by 6% year-over-year in May, corporate profits rising 8.7% versus an estimate of 5.9% and the unemployment rate falling to 3.8%, the lowest level since 1969. These strong economic indicators gave the Fed support to raise interest rates again in June and to signal two further hikes. In contrast, economic data in Europe and Asia continued to soften.
In the third quarter, the U.S. economy continued to exhibit steady growth, while Europe and Asia showed meaningful signs of a slowdown. Once again, market participants were focused on trade wars and the implications for markets both domestic and abroad. The U.S. repeatedly raised threats of additional tariffs and a prolonged dispute. However, investors mostly shrugged off this growing dispute amid a strong domestic economy; only in October did markets sell-off materially. In October, global bond markets hit an air pocket as risk assets sold off in the face of a number of factors, including the U.S.-China trade war, Brexit and the Italian budget proposal. For a good part of the year, investors had largely been willing to overlook these factors due to the strength of corporate earnings and the U.S. economy. In September and October, however, cracks began to appear in the current earnings season and sentiment quickly turned negative.
Portfolio Review
The Fund performed in line with the Index for the twelve-month period, lagging on a net of fee basis. The Fund’s hedging of corporate high yield bonds with credit default swap index derivatives was the largest drag on relative performance, given the strong performance of corporates overall. Sector and issue selection

Schroder Total Return Fixed Income Fund

were both positive for the period. Within sector selection, the Fund’s securitized allocation was also notably positive for performance, particularly the allocation to senior (AAA) collateralized loan obligations, which have provided relatively higher income to corporate equivalents with limited price volatility. The Fund’s overweight to corporate industrials was also a positive factor, while the Fund’s overweight to financials was a detractor on performance. Although no individual name stood out in these sectors, technology and banking names combined to have the largest positive impact on performance. Yield curve and duration were modest detractors on performance during the period.
Although, the Fund is positioned with an overweight to corporates, this allocation has low sensitivity to spread risk, as measured by duration times spread. Throughout the period we reduced the overall corporate exposure in lieu of defensive, high quality securitized bonds, which we believe has diversified risk in the Fund.
Outlook
Given the value lens through which we approach markets and the structural headwinds we believe are building, the appropriate fixed income portfolio today is very different from 18-24 months ago, particularly with regard to corporates. However, increasing volatility and shifting regimes often provide opportunity in alternative sectors. Currently, there are three areas we would highlight: municipal bonds, short maturity bonds and securitized debt.
The lowering of corporate tax rates and subsequent selling by banks and insurance companies has driven valuations in municipals to what we believe to be the most attractive level in several years. While we have not pulled the trigger yet, we believe we are approaching a point where significant allocation to the sector may be appropriate in non-tax paying accounts. High quality, shorter maturity bonds look attractive outright as well as against other riskier asset classes. Given flat yield curves and short maturity bond yields at 10-year highs, we believe we can construct a fairly defensive investment grade portfolio with yields in excess of 4%. Finally, the securitized sector looks increasingly alluring. With cash rates rising, strong fundamentals and less reliance on foreign sponsorship, we have been adding to this sector as we reduce the Fund’s exposure to corporates.
The Fund’s allocation to corporates is as low as it has been in a number of years, whereas the Fund’s allocation to Treasuries is at the opposite end of that spectrum. This is entirely deliberate. Allocation to lower rated and riskier segments of the credit market, such as subordinated debt and high yield, have been almost completely eliminated. We still see some value in specific corporate industries such as financials and energy, but we no longer believe generic beta allocations are appropriate.

Schroder Total Return Fixed Income Fund

Comparison of Change in the Value of a $250,000 Investment in the Schroder Total Return Fixed Income Fund —
Investor Shares vs. the Bloomberg Barclays U.S. Aggregate Bond Index.

The Bloomberg Barclays U.S. Aggregate Bond Index provides a measure of the performance of the U.S. investment grade bonds market, which includes investment grade U.S. Government bonds, investment grade corporate bonds, mortgage pass-through securities and asset-backed securities that are publicly offered for sale in the United States. The securities in the Index must have a least one year remaining to maturity. The Index is not managed.

Performance Information
	One Year Ended October 31, 2018	Five Years Ended October 31, 2018 (a)	Ten Years Ended October 31, 2018 (a)
Schroder Total Return Fixed Income Fund
Investor Shares	-2.33%	1.64%	4.01%
Bloomberg Barclays U.S. Aggregate Bond Index	-2.05%	1.83%	3.70%
(a)  Average annual total return.
“Total Return” is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

Top 5 Holdings
Security	% of Net Assets
United States Treasury Note 2.750%, 04/30/23	4.9%
United States Treasury Note 2.750%, 02/15/28	4.2
United States Treasury Note 2.875%, 05/15/28	3.3
United States Treasury Bond 4.375%, 05/15/40	2.2
United States Treasury Inflation Indexed Bond 0.750%, 07/15/28	2.0

Sector Allocation
Sector	% of Net Assets
Corporate Obligations	41.6%
U.S. Treasury Obligations	23.0
Asset-Backed Securities	12.5
U.S. Government Mortgage-Backed Obligations	8.9
Collateralized Mortgage Obligations	7.5
Commercial Mortgage-Backed Obligations	2.7
Sovereign Governments	1.3
Taxable Municipal Bonds	1.3
Other Assets less Liabilities	1.2

Schroder North American Equity Fund

Schedule of Investments
October 31, 2018

Shares		Value $
	COMMON STOCK – 96.1%
	Bermuda – 0.4%
21,700	Axis Capital Holdings	1,210,643
9,411	Everest Re Group	2,050,280
31,000	Third Point Reinsurance (1)	342,860
		3,603,783
	Canada – 1.7%
35,300	BCE	1,366,201
231,900	Birchcliff Energy	731,046
23,400	Canadian National Railway	2,000,407
33,600	Canadian Natural Resources	921,897
39,700	Centerra Gold (1)	155,006
34,400	CI Financial	508,768
63,300	Crescent Point Energy	299,082
134,800	Crew Energy (1)	126,972
16,000	Dollarama	442,523
23,300	Genworth MI Canada	764,779
37,300	Husky Energy	527,291
101,100	Imperial Oil	3,157,911
24,800	Magna International Class A	1,220,926
41,000	Manulife Financial	645,623
200,600	Surge Energy	310,854
22,000	Tourmaline Oil	320,863
126,500	TransAlta Renewables	1,042,596
12,500	Transcontinental Class A	205,762
12,600	West Fraser Timber	633,039
32,800	Westshore Terminals Investment	597,972
		15,979,518
	Israel – 0.1%
8,200	Check Point Software Technologies (1)	910,200

	United Kingdom – 0.1%
141,800	Noble (1)	711,836
38,300	Rowan Class A (1)	609,353
		1,321,189
	United States – 93.8%
	Communication Services – 9.1%
13,749	Alphabet Class A (1)	14,994,384
13,994	Alphabet Class C (1)	15,068,319
12,800	AMC Networks Class A (1)	749,824
254,827	AT&T	7,818,092
185,300	Comcast Class A	7,067,342
13,300	Discovery Class A (1)	430,787
96,600	Facebook Class A (1)	14,662,914

Shares		Value $
4,600	Netflix (1)	1,388,188
22,400	Omnicom Group	1,664,768
212,830	Verizon Communications	12,150,465
54,100	Viacom Class B	1,730,118
85,472	Walt Disney	9,814,750
		87,539,951
	Consumer Discretionary – 9.3%
14,706	Amazon.com (1)	23,500,335
1,688	Booking Holdings (1)	3,164,291
15,600	BorgWarner	614,796
28,600	Buckle	583,440
10,966	Delphi Technologies	235,111
136,300	eBay (1)	3,956,789
24,400	Foot Locker	1,150,216
113,100	Ford Motor	1,080,105
36,500	GameStop Class A	532,900
45,400	Gap	1,239,420
43,400	Garmin	2,871,344
106,300	Gentex	2,237,615
60,200	H&R Block	1,597,708
11,300	Hasbro	1,036,323
49,993	Home Depot	8,792,769
12,100	Kohl’s	916,333
31,400	Las Vegas Sands	1,602,342
14,300	Lear	1,900,470
36,600	Leggett & Platt	1,328,946
26,800	Lowe’s	2,551,896
16,100	Macy’s	552,069
31,081	McDonald’s	5,498,229
15,500	Michael Kors Holdings (1)	858,855
39,300	Michaels (1)	622,905
56,800	Nike Class B	4,262,272
26,100	Ross Stores	2,583,900
51,000	Sally Beauty Holdings (1)	908,310
22,000	Signet Jewelers	1,233,100
47,500	Starbucks	2,767,825
6,600	Target	551,958
4,600	Tenneco Class A	158,378
22,200	Texas Roadhouse Class A	1,342,212
16,300	Thor Industries	1,135,132
8,700	Tiffany	968,310
34,800	TJX	3,823,824
24,100	Tupperware Brands	845,910
		89,006,338

The accompanying notes are an integral part of the financial statements.

Schroder North American Equity Fund

Schedule of Investments (continued)
October 31, 2018

Shares		Value $
	Consumer Staples – 8.0%
131,200	Altria Group	8,533,248
28,300	Archer-Daniels-Midland	1,337,175
13,300	Brown-Forman Class B	616,322
19,900	Clorox	2,954,155
200,816	Coca-Cola	9,615,070
77,382	Colgate-Palmolive	4,608,098
1,300	Costco Wholesale	297,219
7,900	Energizer Holdings	464,283
34,900	Hershey	3,739,535
37,100	Kellogg	2,429,308
51,000	Kimberly-Clark	5,319,300
14,800	Nu Skin Enterprises Class A	1,039,256
81,624	PepsiCo	9,172,905
91,091	Philip Morris International	8,022,385
133,511	Procter & Gamble	11,839,756
2,800	USANA Health Sciences (1)	327,656
45,141	Walgreens Boots Alliance	3,600,898
28,823	Walmart	2,890,370
		76,806,939
	Energy – 4.7%
53,700	Antero Resources (1)	853,293
107,163	Chevron	11,964,749
19,700	ConocoPhillips	1,377,030
91,300	Diamond Offshore Drilling (1)	1,294,634
13,100	EOG Resources	1,379,954
218,590	ExxonMobil	17,417,251
61,100	Gulfport Energy (1)	556,621
35,300	Marathon Oil	670,347
16,400	Marathon Petroleum	1,155,380
19,600	Murphy Oil	624,456
26,700	Noble Energy	663,495
11,300	Phillips 66	1,161,866
73,372	Schlumberger	3,764,717
19,400	Valero Energy	1,767,146
26,300	Whiting Petroleum (1)	980,990
		45,631,929
	Financials – 12.9%
20,000	Affiliated Managers Group	2,273,200
128,100	Aflac	5,517,267
11,500	American Equity Investment Life Holding	359,030
27,727	American Express	2,848,395
6,900	American Financial Group	690,207
3,800	American National Insurance	468,312

Shares		Value $
13,100	Ameriprise Financial	1,666,844
28,000	Assured Guaranty	1,119,440
39,700	Athene Holding Class A (1)	1,815,084
524,550	Bank of America	14,425,125
63,600	Berkshire Hathaway Class B (1)	13,055,808
2,736	Brighthouse Financial (1)	108,428
41,700	Capital One Financial	3,723,810
5,200	Chubb	649,532
128,442	Citigroup	8,407,813
47,018	Discover Financial Services	3,275,744
34,444	Essent Group (1)	1,357,782
6,700	FactSet Research Systems	1,499,192
35,800	Federated Investors Class B	883,186
63,800	Fifth Third Bancorp	1,721,962
101,300	Franklin Resources	3,089,650
33,304	Goldman Sachs Group	7,505,723
99,300	Invesco	2,155,803
160,463	JPMorgan Chase	17,493,676
95,200	KeyCorp	1,728,832
51,100	Lincoln National	3,075,709
6,800	Marsh & McLennan	576,300
22,300	Morgan Stanley	1,018,218
44,900	Principal Financial Group	2,113,443
92,200	Synchrony Financial	2,662,736
11,200	T. Rowe Price Group	1,086,288
13,151	U.S. Bancorp	687,403
73,400	Unum Group	2,661,484
25,400	Waddell & Reed Financial Class A	484,378
230,172	Wells Fargo	12,252,055
		124,457,859
	Healthcare – 15.7%
109,581	AbbVie	8,530,881
48,417	Amgen	9,334,313
19,762	Biogen (1)	6,012,984
121,771	Bristol-Myers Squibb	6,154,306
22,400	Celgene (1)	1,603,840
45,900	Cerner (1)	2,629,152
2,100	Chemed	639,093
20,700	CIGNA	4,425,867
73,017	CVS Health	5,285,701
6,700	Danaher	665,980
4,600	Edwards Lifesciences (1)	678,960
68,961	Eli Lilly	7,478,131
40,624	Express Scripts Holding (1)	3,939,309

The accompanying notes are an integral part of the financial statements.

Schroder North American Equity Fund

Schedule of Investments (continued)
October 31, 2018

Shares		Value $
89,504	Gilead Sciences	6,102,383
18,600	HCA Healthcare	2,483,658
5,400	Idexx Laboratories (1)	1,145,448
700	Intuitive Surgical (1)	364,826
7,000	Jazz Pharmaceuticals (1)	1,111,740
131,484	Johnson & Johnson	18,406,445
10,300	McKesson	1,285,028
21,700	MEDNAX (1)	895,993
54,569	Medtronic	4,901,388
173,007	Merck	12,735,045
44,000	Mylan (1)	1,375,000
322,547	Pfizer	13,888,874
26,721	Quest Diagnostics	2,514,713
23,300	ResMed	2,467,936
20,299	Stryker	3,292,904
4,300	Thermo Fisher Scientific	1,004,695
12,600	United Therapeutics (1)	1,396,836
47,200	UnitedHealth Group	12,335,720
4,600	Universal Health Services Class B	559,176
21,900	Varian Medical Systems (1)	2,614,203
9,508	Waters (1)	1,803,573
8,800	Zoetis Class A	793,320
		150,857,421
	Industrials – 8.6%
37,935	3M	7,217,513
24,100	Allegion	2,066,093
44,400	Allison Transmission Holdings Class A	1,957,152
27,400	AMETEK	1,837,992
9,200	Boeing	3,264,712
16,500	Caterpillar	2,001,780
9,500	Copart (1)	464,645
29,800	CSX	2,052,028
21,600	Cummins	2,952,504
32,800	Deluxe	1,548,488
56,400	Eaton	4,042,188
55,071	Emerson Electric	3,738,220
4,900	Equifax	497,056
23,650	Fortive	1,756,012
8,700	Generac Holdings (1)	441,351
16,700	General Dynamics	2,882,086
39,689	General Electric	400,859
19,800	Graco	804,474
8,800	Greenbrier	417,560
42,991	Honeywell International	6,225,957

Shares		Value $
11,600	Hubbell Class B	1,179,720
20,500	IDEX	2,599,810
36,400	Illinois Tool Works	4,643,548
7,600	Lockheed Martin	2,233,260
17,600	MSC Industrial Direct Class A	1,426,656
17,500	Norfolk Southern	2,937,025
16,400	Raytheon	2,870,656
7,165	Resideo Technologies (1)	150,827
6,100	Rockwell Automation	1,004,853
25,600	Snap-on	3,940,864
21,200	Toro	1,194,196
46,100	Union Pacific	6,740,742
20,795	United Technologies	2,582,947
20,800	Verisk Analytics Class A (1)	2,492,672
		82,566,446
	Information Technology – 22.6%
15,752	Accenture Class A	2,482,830
22,000	Adobe (1)	5,406,720
56,000	Amdocs	3,543,120
197,473	Apple	43,218,941
67,900	Applied Materials	2,232,552
19,600	ARRIS International (1)	487,452
18,900	Automatic Data Processing	2,723,112
4,100	Broadcom	916,309
269,785	Cisco Systems	12,342,664
54,700	Cognizant Technology Solutions Class A	3,775,941
8,700	Fair Isaac (1)	1,676,577
14,000	Fiserv (1)	1,110,200
7,700	FleetCor Technologies (1)	1,540,231
180,100	Hewlett Packard Enterprise	2,746,525
64,600	HP	1,559,444
282,874	Intel	13,261,133
26,594	International Business Machines	3,069,745
13,000	Intuit	2,743,000
10,800	j2 Global	786,672
21,800	Kla-Tencor	1,995,572
14,900	Lam Research	2,111,777
42,300	Mastercard Class A	8,361,441
25,200	Maxim Integrated Products	1,260,504
79,600	Micron Technology (1)	3,002,512
341,050	Microsoft	36,427,551
48,100	NetApp	3,775,369
18,200	NVIDIA	3,837,106
214,681	Oracle	10,485,020

The accompanying notes are an integral part of the financial statements.

Schroder North American Equity Fund

Schedule of Investments (continued)
October 31, 2018

Shares		Value $
54,600	Paychex	3,575,754
30,500	PayPal Holdings (1)	2,567,795
31,900	Perspecta	781,231
77,377	QUALCOMM	4,866,239
34,400	Seagate Technology	1,383,912
57,900	TE Connectivity	4,366,818
59,922	Texas Instruments	5,562,559
7,900	Total System Services	720,085
90,000	Visa Class A	12,406,500
10,400	VMware Class A (1)	1,470,456
36,500	Western Digital	1,572,055
12,600	Xilinx	1,075,662
		217,229,086
	Materials – 1.8%
8,300	Air Products & Chemicals	1,281,105
24,100	Celanese Class A	2,336,254
29,200	DowDuPont	1,574,464
89,700	Freeport-McMoRan	1,045,005
10,800	International Flavors & Fragrances	1,562,328
28,700	Louisiana-Pacific	624,799
26,300	LyondellBasell Industries Class A	2,347,801
40,300	Mosaic	1,246,882
42,100	Packaging Corp. of America	3,865,201
12,200	PPG Industries	1,282,098
13,900	Steel Dynamics	550,440
		17,716,377

Shares		Value $
	Real Estate – 0.6%
24,700	CBRE Group Class A (1)	995,163
97,800	Host Hotels & Resorts REIT	1,868,958
51,900	Kimco Realty REIT	835,071
27,100	Park Hotels & Resorts REIT	787,797
4,900	Public Storage REIT	1,006,803
		5,493,792
	Utilities – 0.5%
35,900	AES	523,422
9,300	Consolidated Edison	706,800
40,300	Exelon	1,765,543
10,500	NextEra Energy	1,811,250
		4,807,015
	Total United States	902,113,153
	TOTAL COMMON STOCK
	(Cost $621,532,668)	923,927,843
	TOTAL INVESTMENTS IN SECURITIES – 96.1%
	(Cost $621,532,668)	923,927,843
	OTHER ASSETS LESS LIABILITIES – 3.9%	37,649,808
	NET ASSETS – 100%	$961,577,651

(1)	Denotes non-income producing security.

The accompanying notes are an integral part of the financial statements.

Schroder North American Equity Fund

Schedule of Investments (concluded)
October 31, 2018

The open futures contracts held by the Fund at October 31, 2018, are as follows:
Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
S&P 500 Index E-MINI	209	Dec-2018	$29,941,959	$28,330,995	$(1,610,964)

A summary of the outstanding forward foreign currency contracts held by the Fund at October 31, 2018, is as follows:
Counterparty	Settlement Date	Currency to Deliver	Currency to Receive	Unrealized Appreciation (Depreciation)
JPMorgan Chase Bank	11/14/18	CAD 14,879,235	USD 11,603,948	$298,597

CAD — Canadian Dollar
REIT — Real Estate Investment Trust
S&P — Standard & Poor’s
USD — United States Dollar
The following is a summary of the inputs used as of October 31, 2018, in valuing the Fund’s investments carried at value:
Investments in Securities (1)	Level 1	Level 2	Level 3	Total
Common Stock (2)	$923,927,843	$—	$—	$923,927,843
Total Investments in Securities	$923,927,843	$—	$—	$923,927,843

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures — Unrealized Depreciation	$(1,610,964)	$—	$—	$(1,610,964)
Forwards — Unrealized Appreciation	—	298,597	—	298,597
Total Other Financial Instruments	$(1,610,964)	$298,597	$—	$(1,312,367)

(1)	There were no transfers between levels during the reporting period, based on the input levels assigned under the hierarchy at the end of the reporting period.
(2)	All securities in this category are Level 1 securities. For a detailed break-out by classification, please refer to the Schedule of Investments.

The accompanying notes are an integral part of the financial statements.

Schroder Emerging Markets Small Cap Fund

Schedule of Investments
October 31, 2018

Shares		Value $
	COMMON STOCK – 92.6%
	Brazil – 8.9%
4,043	Cyrela Brazil Realty Empreendimentos e Participacoes	15,785
4,100	Energisa SA - Units	37,965
2,300	IRB Brasil Resseguros S	44,313
3,800	Odontoprev	13,478
534	Pagseguro Digital Class A (1)	14,413
6,600	QGEP Participacoes	21,370
616	StoneCo Class A (1)	17,673
		164,997
	Chile – 1.1%
1,334	Inversiones La Construccion	20,081
	China – 12.1%
5,500	Anhui Gujing Distillery Class B	28,509
16,000	Haitian International Holdings	31,217
6,200	Hefei Meiya Optoelectronic Technology Class A	18,136
904	Hollysys Automation Technologies	17,375
848	Huazhu Group ADR	22,184
27,500	Li Ning (1)	25,740
26,000	Nexteer Automotive Group	36,470
15,400	Rainbow Department Store Class A	25,880
6,700	Suofeiya Home Collection Class A	17,283
		222,794
	Colombia – 0.6%
3,912	Organizacion Terpel	11,908

	Egypt – 2.4%
11,980	Credit Agricole Egypt	26,808
34,287	Juhayna Food Industries	18,368
		45,176
	Georgia – 0.9%
798	TBC Bank Group	17,238

	Greece – 1.3%
17,589	Eurobank Ergasias (1)	11,854
1,498	Grivalia Properties REIT	12,878
		24,732
	Hong Kong – 3.4%
3,700	ASM Pacific Technology	31,942
47,500	Crystal International Group	25,985
2,500	Innovent Biologics (1)	5,286
		63,213
	India – 10.3%
1,848	Apollo Hospitals Enterprise	28,517
3,585	Arvind	16,627

Shares		Value $
12,596	City Union Bank	28,975
3,828	Container of India	32,808
63	Eicher Motors	18,628
6,317	Gateway Distriparks	11,383
8,473	Indraprastha Gas	30,629
1,741	Supreme Industries	23,189
		190,756
	Indonesia – 1.6%
13,400	United Tractors	29,528

	Malaysia – 1.9%
19,650	Bursa Malaysia	34,374

	Mexico – 3.5%
2,072	Gruma Class B	21,676
2,722	Grupo Aeroportuario del Pacifico Class B	22,638
3,785	Grupo Cementos de Chihuahua	20,496
		64,810
	Peru – 1.1%
32,320	Ferreycorp SAA	20,227

	Philippines – 4.0%
161,200	D&L Industries	34,346
23,180	International Container Terminal Services	39,207
		73,553
	Poland – 2.4%
328	CCC	14,275
1,348	Dino Polska (1)	29,685
		43,960
	Russia – 4.7%
2,502	Globaltrans Investment GDR	24,520
1,981	Polymetal International	18,338
2,653	TCS Group Holding GDR	44,039
		86,897
	Singapore – 1.6%
25,100	First Resources	28,631

	South Africa – 1.9%
2,398	City Lodge Hotels	21,294
1,226	Foschini Group	13,398
		34,692
	South Korea – 14.8%
176	Hyosung Chemical (1)	20,078
457	Koh Young Technology	36,173
308	Kolmar Korea	14,649
716	LEENO Industrial	37,637
261	LG Innotek	28,401

The accompanying notes are an integral part of the financial statements.

Schroder Emerging Markets Small Cap Fund

Schedule of Investments (concluded)
October 31, 2018

Shares		Value $
1,028	Mando	27,559
64	Medy-Tox	26,194
1,137	Orange Life Insurance	30,582
758	Seegene (1)	12,239
240	SK Materials	39,216
		272,728
	Sri Lanka – 1.2%
25,919	John Keells Holdings	22,096

	Taiwan – 12.9%
30,147	Aerospace Industrial Development	27,475
10,000	Chroma ATE	35,063
24,000	CTCI	33,856
1,040	Eclat Textile	12,352
4,758	Gourmet Master	28,831
3,000	King Slide Works	31,170
6,000	Macauto Industrial	13,787
9,000	Merida Industry	31,558
4,000	Nien Made Enterprises	24,691
		238,783
	TOTAL COMMON STOCK
	(Cost $1,649,002)	1,711,174

Shares		Value $
	PREFERRED STOCK – 3.7%
	Brazil – 2.2%
6,200	Alpargatas, 1.320%	25,524
1,300	Cia Energetica do Ceara Class A, 3.500%	16,264
		41,788
	Colombia – 1.5%
77,548	Grupo Aval Acciones y Valores, 4.630%	27,459
	TOTAL PREFERRED STOCK
	(Cost $63,506)	69,247
	TOTAL INVESTMENTS IN SECURITIES – 96.3%
	(Cost $1,712,508)	1,780,421
	OTHER ASSETS LESS LIABILITIES – 3.7%	67,910
	NET ASSETS – 100%	$1,848,331

(1)	Denotes non-income producing security.

ADR — American Depositary Receipt
GDR — Global Depositary Receipt
REIT — Real Estate Investment Trust

The following is a summary of the inputs used as of October 31, 2018, in valuing the Fund’s investments carried at value:
Investments in Securities (1) (2)	Level 1	Level 2	Level 3	Total
Common Stock	$1,711,174	$—	$—	$1,711,174
Preferred Stock	69,247	—	—	69,247
Total Investments in Securities	$1,780,421	$—	$—	$1,780,421

(1)
Transfers between investment levels may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes. The Fund generally recognizes transfers between the levels as of the end of the reporting period. As of October 31, 2018, securities with a total value of $58,708 transferred from Level 2 to Level 1, primarily due to the valuation changes at the prior year end. For the year ended October 31, 2018, there were no transfers between Level 1 and Level 2 investments. For the year ended October 31, 2018, there were no transfers between Level 2 and Level 3 investments. For the year ended October 31, 2018, there were no Level 3 securities.

(2)	All securities in this category are Level 1 securities. For a detailed break-out by classification, please refer to the Schedule of Investments.

The accompanying notes are an integral part of the financial statements.

Schroder Core Bond Fund

Schedule of Investments
October 31, 2018

Principal Amount ($)		Value $
	U.S. TREASURY OBLIGATIONS – 41.3%
	United States Treasury Bonds
998,000	4.625%, 02/15/40	1,191,791
565,000	4.500%, 02/15/36	657,894
584,000	4.375%, 05/15/40	675,706
55,000	3.000%, 02/15/47	50,985
630,000	3.000%, 05/15/47	583,513
1,275,000	2.875%, 05/15/43	1,163,189
52,000	2.875%, 11/15/46	47,030
369,000	2.750%, 08/15/47	324,634
491,900	2.750%, 11/15/47	432,488
159,000	2.500%, 02/15/46	133,361
	United States Treasury Notes
292,000	2.875%, 08/15/28	285,076
1,542,000	2.750%, 02/15/28	1,492,246
553,000	2.625%, 02/28/23	545,180
461,600	2.375%, 01/31/23	450,565
153,700	2.375%, 05/15/27	145,072
801,000	2.250%, 02/29/20	795,149
333,000	2.250%, 02/15/27	311,771
136,000	2.250%, 08/15/27	126,719
207,000	2.250%, 11/15/27	192,486
157,000	2.125%, 12/31/22	151,750
131,000	2.000%, 01/31/20	129,746
151,000	2.000%, 11/15/26	139,038
1,805,000	1.625%, 03/15/20	1,776,374
1,585,000	1.625%, 10/15/20	1,547,418
2,500,000	1.125%, 09/30/21	2,374,512
	TOTAL U.S. TREASURY OBLIGATIONS
	(Cost $16,178,279)	15,723,693
	CORPORATE OBLIGATIONS – 40.8%
	Communication Services – 4.5%
	AT&T
211,000	4.750%, 05/15/46	182,200
81,000	4.500%, 05/15/35	73,078
95,000	3.400%, 05/15/25	89,198
196,000	3.000%, 06/30/22	190,128
	Comcast
166,000	3.950%, 10/15/25	165,726
	Discovery Communications LLC
151,000	2.950%, 03/20/23	143,384
	Verizon Communications
352,000	5.250%, 03/16/37	361,893
85,000	5.150%, 09/15/23	90,191
129,000	3.414%, VAR ICE LIBOR USD 3 Month+1.100%, 05/15/25	129,665

Principal Amount ($)		Value $
	Vodafone Group
298,000	3.426%, VAR ICE LIBOR USD 3 Month+0.990%, 01/16/24	297,047
		1,722,510
	Consumer Discretionary – 0.9%
	AutoNation
45,000	4.500%, 10/01/25	43,920
	Home Depot
232,000	2.625%, 06/01/22	226,498
	Magna International
54,000	4.150%, 10/01/25	54,147
	Newell Brands
31,000	3.150%, 04/01/21	30,383
		354,948
	Consumer Staples – 2.1%
	Anheuser-Busch InBev Finance
304,000	2.650%, 02/01/21	298,029
	Reynolds American
48,000	5.850%, 08/15/45	49,301
33,000	5.700%, 08/15/35	33,723
	RJ Reynolds Tobacco
401,000	3.750%, 05/20/23	386,590
	Tyson Foods
16,000	3.550%, 06/02/27	14,912
		782,555
	Energy – 4.1%
	BP Capital Markets
111,000	2.500%, 11/06/22	106,541
	Enbridge
82,000	4.250%, 12/01/26	80,594
	Energy Transfer Partners
361,000	3.600%, 02/01/23	351,513
	EOG Resources
211,000	2.625%, 03/15/23	202,118
	EQT
132,000	3.900%, 10/01/27	120,112
49,000	3.000%, 10/01/22	46,986
	Kinder Morgan
101,000	4.300%, 06/01/25	100,460
	MPLX
97,000	4.500%, 04/15/38	86,431
	Noble Energy
174,000	4.150%, 12/15/21	175,251
	Petroleos Mexicanos
112,000	6.500%, 03/13/27	108,416
20,000	6.350%, 02/12/48 (1)	16,596
10,000	5.625%, 01/23/46	7,748

The accompanying notes are an integral part of the financial statements.

Schroder Core Bond Fund

Schedule of Investments (continued)
October 31, 2018

Principal Amount ($)		Value $
	Phillips 66 Partners
155,000	3.605%, 02/15/25	147,816
		1,550,582
	Financials – 18.9%
	Aflac
2,000	6.450%, 08/15/40	2,381
	American Express Credit
205,000	2.125%, 03/18/19	204,437
	American International Group
226,000	3.900%, 04/01/26	215,943
181,000	3.300%, 03/01/21	179,162
	AXA Equitable Holdings (1)
568,000	4.350%, 04/20/28	542,743
	Bank of America
10,000	5.875%, 01/05/21	10,496
	Bank of America MTN
687,000	3.500%, 04/19/26	653,485
	Bank of Ireland Group (1)
245,000	4.500%, 11/25/23	242,703
	Bank of Nova Scotia
100,000	4.375%, 01/13/21	102,150
	Banque Federative du Credit Mutuel (1)
393,000	3.750%, 07/20/23	389,268
	Barclays
200,000	4.337%, 01/10/28	185,948
	Capital One Financial
58,000	3.750%, 03/09/27	53,681
425,000	2.450%, 04/24/19	424,070
	Citigroup
89,000	6.875%, 06/01/25	100,901
307,000	3.200%, 10/21/26	281,820
9,000	2.700%, 03/30/21	8,814
	Cooperatieve Rabobank UA MTN
449,000	3.875%, 02/08/22	451,394
	Credit Suisse Group (1)
272,000	3.869%, VAR ICE LIBOR USD 3 Month+1.410%, 01/12/29	252,416
	Goldman Sachs Group
364,000	3.814%, VAR ICE LIBOR USD 3 Month+1.158%, 04/23/29	341,923
321,000	3.500%, 11/16/26	299,865
47,000	2.625%, 04/25/21	45,960
	JPMorgan Chase
382,000	4.625%, 05/10/21	392,843
100,000	4.500%, 01/24/22	102,769
	Moody’s
194,000	5.500%, 09/01/20	201,095

Principal Amount ($)		Value $
	Morgan Stanley
44,000	3.625%, 01/20/27	41,572
	Morgan Stanley MTN
519,000	2.750%, 05/19/22	501,686
169,000	2.500%, 04/21/21	164,658
	Prudential Financial MTN
112,000	7.375%, 06/15/19	114,956
	Unum Group
38,000	3.000%, 05/15/21	37,333
	US Bancorp MTN
238,000	2.625%, 01/24/22	231,795
	Wells Fargo
471,000	3.000%, 10/23/26	430,807
		7,209,074
	Healthcare – 3.2%
	Abbott Laboratories
210,000	3.400%, 11/30/23	207,733
	AbbVie
103,000	3.600%, 05/14/25	98,382
21,000	3.200%, 11/06/22	20,514
	Aetna
133,000	2.800%, 06/15/23	126,857
	Allergan Funding SCS
143,000	3.850%, 06/15/24	140,380
44,000	3.800%, 03/15/25	42,398
88,000	3.450%, 03/15/22	86,540
	Bayer US Finance II LLC (1)
287,000	3.875%, 12/15/23	282,628
	Becton Dickinson
35,000	3.734%, 12/15/24	33,928
	Cardinal Health
61,000	3.079%, 06/15/24	57,240
	Merck
127,000	2.750%, 02/10/25	120,361
		1,216,961
	Industrials – 2.0%
	General Electric MTN
156,000	3.150%, 09/07/22	150,625
	General Electric Capital MTN
122,000	6.000%, 08/07/19	124,423
	Lockheed Martin
260,000	3.550%, 01/15/26	253,816
	Rockwell Collins
133,000	3.200%, 03/15/24	127,364
	United Technologies
95,000	3.950%, 08/16/25	94,076
		750,304

The accompanying notes are an integral part of the financial statements.

Schroder Core Bond Fund

Schedule of Investments (continued)
October 31, 2018

Principal Amount ($)		Value $
	Information Technology – 2.2%
	Apple
142,000	3.000%, 06/20/27	132,845
	Microsoft
210,000	4.100%, 02/06/37	210,421
289,000	2.400%, 08/08/26	263,565
	salesforce.com
233,000	3.700%, 04/11/28	227,473
		834,304
	Materials – 0.4%
	Sherwin-Williams
158,000	3.450%, 06/01/27	146,057

	Real Estate – 1.5%
	American Tower REIT
190,000	3.300%, 02/15/21	188,404
	Crown Castle International REIT
246,000	3.800%, 02/15/28	229,000
62,000	3.200%, 09/01/24	58,553
	Ventas Realty REIT
103,000	3.125%, 06/15/23	99,419
		575,376
	Utilities – 1.0%
	Exelon
26,000	2.450%, 04/15/21	25,260
	Southern
364,000	2.950%, 07/01/23	347,540
		372,800
	TOTAL CORPORATE OBLIGATIONS
	(Cost $15,921,087)	15,515,471

	U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS – 9.3%
	Federal Home Loan Mortgage Corporation – 1.3%
	FHLMC
479,805	4.500%, 09/01/48	492,268
	Federal National Mortgage Association – 6.7%
	FNMA
197,646	4.500%, 12/01/47	202,554
477,971	4.500%, 08/01/48	490,138
482,789	4.500%, 11/01/48	494,929
1,411,913	3.500%, 01/01/48	1,375,038
		2,562,659

Principal Amount ($)		Value $
	Government National Mortgage Association – 1.3%
	GNMA
481,717	4.500%, 10/20/48	494,793
	TOTAL U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS
	(Cost $3,600,483)	3,549,720
	COLLATERALIZED MORTGAGE OBLIGATIONS – 4.9%
	JPMorgan Mortgage Trust, Series 2015-6, Class A5 (1) (2)
728,758	3.500%, 10/25/45	718,022
	JPMorgan Mortgage Trust, Series 2017-1, Class A4 (1) (2)
745,827	3.500%, 01/25/47	739,136
	JPMorgan Mortgage Trust, Series 2018-8, Class A15 (1) (2)
395,609	4.000%, 01/25/49	397,457
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
	(Cost $1,864,512)	1,854,615
	ASSET-BACKED SECURITIES – 1.4%
	Barclays Dryrock Issuance Trust, Series 2014-3, Class A
334,000	2.410%, 07/15/22	332,441
	GE Capital Credit Card Master Note Trust, Series 2012-2, Class A
200,000	2.220%, 01/15/22	199,802
	TOTAL ASSET-BACKED SECURITIES
	(Cost $533,980)	532,243

	COMMERCIAL MORTGAGE-BACKED OBLIGATIONS – 1.0%
	BX Commercial Mortgage Trust, Series 2018-IND, Class B (1)
235,000	3.180%, VAR LIBOR USD 1 Month+0.900%, 11/15/35	234,925
	BX Commercial Mortgage Trust, Series 2018-IND, Class C (1)
140,000	3.380%, VAR LIBOR USD 1 Month+1.100%, 11/15/35	139,956
	TOTAL COMMERCIAL MORTGAGE-BACKED OBLIGATIONS
	(Cost $375,000)	374,881

The accompanying notes are an integral part of the financial statements.

Schroder Core Bond Fund

Schedule of Investments (concluded)
October 31, 2018

Principal Amount ($)		Value $
	TAXABLE MUNICIPAL BOND – 0.3%
	New Jersey – 0.3%
	State Economic Development Authority RB, Series A, NATL
95,000	7.425%, 02/15/29
	(Cost $116,445)	114,206
	TOTAL INVESTMENTS IN SECURITIES – 99.0%
	(Cost $38,589,786)	37,664,829
	OTHER ASSETS LESS LIABILITIES – 1.0%	396,062
	NET ASSETS – 100%	$38,060,891

(1)
Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration normally to qualified institutions. On October 31, 2018, the value of these securities amounted to $3,955,850, representing 10.4% of the net assets of the Fund.

(2)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.
FHLMC — Federal Home Loan Mortgage Corporation
FNMA — Federal National Mortgage Association
GNMA — Government National Mortgage Association
ICE — Intercontinental Exchange
LIBOR — London Interbank Offered Rate
LLC — Limited Liability Company
MTN — Medium Term Note
NATL — National Public Finance Guarantee Corporation
RB — Revenue Bond
REIT — Real Estate Investment Trust
USD — United States Dollar
VAR — Variable Rate

The following is a summary of the inputs used as of October 31, 2018, in valuing the Fund’s investments carried at value:
Investments in Securities (1)	Level 1	Level 2	Level 3	Total
U.S. Treasury Obligations	$—	$15,723,693	$—	$15,723,693
Corporate Obligations	—	15,515,471	—	15,515,471
U.S. Government Mortgage-Backed Obligations	—	3,549,720	—	3,549,720
Collateralized Mortgage Obligations	—	1,854,615	—	1,854,615
Asset-Backed Securities	—	532,243	—	532,243
Commercial Mortgage-Backed Obligations	—	374,881	—	374,881
Taxable Municipal Bond	—	114,206	—	114,206
Total Investments in Securities	$—	$37,664,829	$—	$37,664,829

(1) There were no transfers between levels during the reporting period, based on the input levels assigned under the hierarchy at the end of the reporting period.

The accompanying notes are an integral part of the financial statements.

Schroder Long Duration Investment-Grade Bond Fund

Schedule of Investments
October 31, 2018

Principal Amount ($)		Value $
	U.S. TREASURY OBLIGATIONS – 54.6%
	United States Treasury Bonds
5,972,000	4.625%, 02/15/40	7,131,641
13,638,200	4.375%, 05/15/40	15,779,824
1,154,000	3.125%, 05/15/48	1,094,407
444,000	3.000%, 11/15/45	412,382
627,000	3.000%, 02/15/47	581,224
3,417,000	3.000%, 05/15/47	3,164,863
6,718,000	2.875%, 05/15/43	6,128,863
660,200	2.875%, 11/15/46	597,094
13,135,600	2.750%, 08/15/47	11,556,249
4,291,700	2.750%, 11/15/47	3,773,343
	United States Treasury Notes
88,000	2.750%, 08/31/25	86,247
1,105,300	2.750%, 02/15/28	1,069,637
808,000	2.250%, 08/15/27	752,860
2,219,000	2.250%, 11/15/27	2,063,410
	TOTAL U.S. TREASURY OBLIGATIONS
	(Cost $58,341,833)	54,192,044
	CORPORATE OBLIGATIONS – 43.1%
	Communication Services – 5.3%
	21st Century Fox America
186,000	8.150%, 10/17/36	260,599
308,000	4.750%, 09/15/44	317,475
	AT&T
180,000	4.800%, 06/15/44	158,012
109,000	4.750%, 05/15/46	94,122
954,000	4.500%, 05/15/35	860,701
983,000	4.500%, 03/09/48	817,094
640,000	4.350%, 06/15/45	524,783
	Comcast
692,000	4.700%, 10/15/48	673,031
250,000	3.400%, 07/15/46	197,157
	Verizon Communications
899,000	5.250%, 03/16/37	924,265
	Vodafone Group
474,000	5.000%, 05/30/38	446,138
		5,273,377
	Consumer Discretionary – 2.2%
	Cox Communications (1)
113,000	4.600%, 08/15/47	100,603
	General Motors
780,000	5.950%, 04/01/49	724,165
	McDonald’s MTN
435,000	4.875%, 12/09/45	435,147

Principal Amount ($)		Value $
	Newell Brands
632,000	5.500%, 04/01/46	544,829
440,000	5.375%, 04/01/36	394,755
		2,199,499
	Consumer Staples – 5.5%
	Altria Group
614,000	5.375%, 01/31/44	625,207
	Anheuser-Busch InBev Finance
1,146,000	4.900%, 02/01/46	1,079,523
	BAT Capital (1)
258,000	4.540%, 08/15/47	224,646
	CVS Health
684,000	5.125%, 07/20/45	670,922
310,000	5.050%, 03/25/48	302,269
	Molson Coors Brewing
484,000	4.200%, 07/15/46	408,670
	Reynolds American
191,000	8.125%, 05/01/40	241,443
646,000	5.850%, 08/15/45	663,514
	Tyson Foods
250,000	4.550%, 06/02/47	225,220
	Walmart
1,045,000	3.950%, 06/28/38	1,000,166
51,000	3.625%, 12/15/47	45,163
		5,486,743
	Energy – 6.6%
	Cenovus Energy
153,000	4.250%, 04/15/27	144,235
	ConocoPhillips
200,000	5.900%, 05/15/38	236,747
	Enbridge
312,000	5.500%, 12/01/46	326,392
	Energy Transfer Partners
78,000	6.500%, 02/01/42	80,795
	Enterprise Products Operating LLC
125,000	5.700%, 02/15/42	133,675
505,000	5.100%, 02/15/45	501,815
841,000	4.250%, 02/15/48	744,173
	Marathon Petroleum
400,000	4.750%, 09/15/44	367,032
	MPLX
912,000	4.700%, 04/15/48	800,932
	Noble Energy
100,000	5.250%, 11/15/43	93,144
561,000	5.050%, 11/15/44	515,992
The accompanying notes are an integral part of the financial statements.

Schroder Long Duration Investment-Grade Bond Fund

Schedule of Investments (continued)
October 31, 2018

Principal Amount ($)		Value $
	Petroleos Mexicanos (1)
670,000	6.350%, 02/12/48	555,966
	Phillips 66
100,000	5.875%, 05/01/42	109,042
	Phillips 66 Partners
350,000	4.680%, 02/15/45	317,343
	Shell International Finance BV
400,000	4.000%, 05/10/46	369,202
	Suncor Energy
740,000	6.500%, 06/15/38	869,194
	Sunoco Logistics Partners Operations
389,000	5.400%, 10/01/47	356,440
		6,522,119
	Financials – 12.6%
	Aflac
184,000	6.450%, 08/15/40	219,032
	American Express
184,000	8.150%, 03/19/38	255,057
	American International Group
279,000	4.375%, 01/15/55	228,460
168,000	3.900%, 04/01/26	160,524
	AXA Equitable Holdings (1)
1,029,000	5.000%, 04/20/48	917,030
	Bank of America
824,000	6.000%, 10/15/36	935,627
	Bank of America MTN
800,000	5.000%, 01/21/44	817,952
822,000	3.500%, 04/19/26	781,899
	Citigroup
538,000	4.281%, VAR ICE LIBOR USD 3 Month+1.839%, 04/24/48	493,229
1,044,000	3.200%, 10/21/26	958,371
	Goldman Sachs Group
2,004,000	3.500%, 11/16/26	1,872,054
	HSBC Holdings
655,000	4.583%, VAR ICE LIBOR USD 3 Month+1.535%, 06/19/29	648,197
	JPMorgan Chase
296,000	5.600%, 07/15/41	326,930
806,000	4.260%, VAR ICE LIBOR USD 3 Month+1.580%, 02/22/48	742,190
	MetLife
474,000	6.400%, 12/15/36	491,538
289,000	5.875%, 02/06/41	330,605
	Morgan Stanley MTN
725,000	4.300%, 01/27/45	667,056

Principal Amount ($)		Value $
	Prudential Financial
750,000	5.700%, VAR ICE LIBOR USD 3 Month+2.665%, 09/15/48	726,000
800,000	4.500%, VAR ICE LIBOR USD 3 Month+2.380%, 09/15/47	728,000
31,000	3.935%, 12/07/49	26,852
	Unum Group
120,000	5.750%, 08/15/42	122,240
		12,448,843
	Healthcare – 2.2%
	AbbVie
666,000	4.700%, 05/14/45	600,417
	Anthem
925,000	4.625%, 05/15/42	876,597
	Bayer US Finance II (1)
272,000	4.700%, 07/15/64	218,253
	Halfmoon Parent (1)
524,000	4.900%, 12/15/48	498,029
		2,193,296
	Industrials – 3.6%
	Burlington Northern Santa Fe
255,000	4.900%, 04/01/44	266,096
700,000	4.150%, 04/01/45	660,833
40,000	4.150%, 12/15/48	37,753
	General Electric Capital MTN
440,000	6.750%, 03/15/32	496,986
	Johnson Controls International
95,000	4.500%, 02/15/47	87,254
	Rockwell Collins
248,000	4.350%, 04/15/47	229,649
	Siemens Financieringsmaatschappij (1)
618,000	4.200%, 03/16/47	595,399
	Union Pacific
630,000	4.150%, 01/15/45	574,769
	United Technologies
650,000	4.625%, 11/16/48	625,293
		3,574,032
	Information Technology – 1.9%
	Apple
35,000	4.250%, 02/09/47	34,009
62,000	3.850%, 08/04/46	56,664
	Microsoft
831,000	4.500%, 02/06/57	856,689
316,000	4.450%, 11/03/45	326,342
370,000	3.700%, 08/08/46	340,547

The accompanying notes are an integral part of the financial statements.

Schroder Long Duration Investment-Grade Bond Fund

Schedule of Investments (concluded)
October 31, 2018

Principal Amount ($)		Value $
	Visa
248,000	4.300%, 12/14/45	245,256
		1,859,507
	Materials – 1.2%
	Barrick North America Finance LLC
232,000	5.700%, 05/30/41	246,922
	Dow Chemical
182,000	9.400%, 05/15/39	264,263
150,000	4.625%, 10/01/44	137,611
	International Paper
107,000	7.300%, 11/15/39	128,628
	Sherwin-Williams
480,000	4.500%, 06/01/47	430,883
		1,208,307
	Utilities – 2.0%
	Duke Energy Indiana
138,000	6.120%, 10/15/35	163,549
	Florida Power & Light
215,000	4.050%, 10/01/44	206,132
	Sempra Energy
643,000	6.000%, 10/15/39	722,554
199,000	4.000%, 02/01/48	173,079
	Southern
758,000	4.400%, 07/01/46	696,455
		1,961,769
	TOTAL CORPORATE OBLIGATIONS
	(Cost $45,365,323)	42,727,492

Principal Amount ($)		Value $
	TAXABLE MUNICIPAL BOND – 0.5%
	California – 0.5%
	University of California RB, Series AD
570,000	4.858%, 05/15/2112
	(Cost $572,613)	556,115
	TOTAL INVESTMENTS IN SECURITIES – 98.2%
	(Cost $104,279,769)	97,475,651
	OTHER ASSETS LESS LIABILITIES – 1.8%	1,748,854
	NET ASSETS – 100%	$99,224,505

(1)
Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration normally to qualified institutions. On October 31, 2018, the value of these securities amounted to $3,109,926, representing 3.1% of the net assets of the Fund.

ICE — Intercontinental Exchange
LIBOR — London Interbank Offered Rate
LLC — Limited Liability Company
MTN — Medium Term Note
RB — Revenue Bond
USD — United States Dollar
VAR — Variable Rate

The following is a summary of the inputs used as of October 31, 2018, in valuing the Fund’s investments carried at value:

Investments in Securities (1)	Level 1	Level 2	Level 3	Total
U.S. Treasury Obligations	$—	$54,192,044	$—	$54,192,044
Corporate Obligations	—	42,727,492	—	42,727,492
Taxable Municipal Bond	—	556,115	—	556,115
Total Investments in Securities	$—	$97,475,651	$—	$97,475,651

(1) There were no transfers between levels during the reporting period, based on the input levels assigned under the hierarchy at the end of the reporting period.

The accompanying notes are an integral part of the financial statements.

Schroder Short Duration Bond Fund

Schedule of Investments
October 31, 2018

Principal Amount ($)		Value $
	CORPORATE OBLIGATIONS – 69.8%
	Communication Services – 5.6%
	AT&T
398,000	2.450%, 06/30/20	391,902
	Cisco Systems
152,000	2.678%, VAR ICE LIBOR USD 3 Month+0.340%, 09/20/19	152,413
	Comcast
93,000	3.450%, 10/01/21	92,956
	Discovery Communications LLC
57,000	2.200%, 09/20/19	56,486
	Verizon Communications
168,000	2.946%, 03/15/22	164,598
		858,355
	Consumer Discretionary – 2.7%
	Ford Motor Credit LLC
250,000	2.425%, 06/12/20	243,796
	General Motors
154,000	3.227%, VAR ICE LIBOR USD 3 Month+0.900%, 09/10/21	153,777
	Newell Brands
14,000	2.600%, 03/29/19	13,963
		411,536
	Consumer Staples – 11.2%
	BAT Capital (1)
153,000	2.297%, 08/14/20	149,726
	Danone (1)
314,000	1.691%, 10/30/19	309,447
	Kraft Heinz Foods
245,000	2.800%, 07/02/20	242,476
	Kroger
127,000	2.000%, 01/15/19	126,736
	MARB BondCo (1)
200,000	6.875%, 01/19/25	187,940
	Molson Coors Brewing
104,000	2.100%, 07/15/21	99,560
80,000	1.900%, 03/15/19 (1)	79,611
	Mondelez International Holdings Netherlands BV (1)
200,000	1.625%, 10/28/19	196,667
	Philip Morris International
180,000	1.625%, 02/21/19	179,380
	Tyson Foods
150,000	2.650%, 08/15/19	149,578
		1,721,121

Principal Amount ($)		Value $
	Energy – 4.9%
	Enterprise Products Operating LLC
78,000	6.500%, 01/31/19	78,628
	EOG Resources
105,000	5.625%, 06/01/19	106,490
	EQT
163,000	2.500%, 10/01/20	158,960
	Kinder Morgan
150,000	3.050%, 12/01/19	149,451
	MPLX
60,000	3.375%, 03/15/23	58,472
	Petroleos Mexicanos MTN
165,000	4.625%, 09/21/23	157,326
	Phillips 66 (1)
50,000	3.186%, VAR ICE LIBOR USD 3 Month+0.750%, 04/15/20	50,009
		759,336
	Financials – 27.1%
	American Express Credit
31,000	2.125%, 03/18/19	30,915
	American Express Credit MTN
40,000	2.200%, 03/03/20	39,473
	American International Group
91,000	3.300%, 03/01/21	90,076
	AXA Equitable Holdings (1)
238,000	3.900%, 04/20/23	235,268
	Bank of America MTN
380,000	2.369%, VAR ICE LIBOR USD 3 Month+0.660%, 07/21/21	372,711
	Bank of Ireland Group (1)
200,000	4.500%, 11/25/23	198,125
	Banque Federative du Credit Mutuel (1)
200,000	3.750%, 07/20/23	198,101
	Barclays Bank
160,000	10.179%, 06/12/21 (1)	181,784
200,000	2.650%, 01/11/21	195,634
	Branch Banking & Trust
250,000	2.100%, 01/15/20	246,897
	Capital One
250,000	2.400%, 09/05/19	248,252
	Capital One Financial
20,000	2.500%, 05/12/20	19,717
	Citigroup
368,000	2.650%, 10/26/20	362,422
	Goldman Sachs Group
202,000	3.200%, 02/23/23	196,173
124,000	2.750%, 09/15/20	122,510

The accompanying notes are an integral part of the financial statements.

Schroder Short Duration Bond Fund

Schedule of Investments (continued)
October 31, 2018

Principal Amount ($)		Value $
	Morgan Stanley
310,000	3.119%, VAR ICE LIBOR USD 3 Month+0.800%, 02/14/20	310,368
	Prudential Financial MTN
75,000	2.350%, 08/15/19	74,603
	Regions Bank
250,000	2.750%, 04/01/21	245,440
	Royal Bank of Scotland Group
85,000	6.125%, 12/15/22	87,901
	Standard Chartered (1)
200,000	4.247%, VAR ICE LIBOR USD 3 Month+1.150%, 01/20/23	199,741
	SunTrust Bank
169,000	2.590%, VAR ICE LIBOR USD 3 Month+0.298%, 01/29/21	167,301
153,000	2.250%, 01/31/20	151,204
	UBS MTN (1)
200,000	2.200%, 06/08/20	196,257
		4,170,873
	Healthcare – 5.9%
	Allergan Funding SCS
150,000	3.000%, 03/12/20	149,457
	Bayer US Finance II LLC (1)
200,000	3.500%, 06/25/21	198,728
	Cardinal Health
150,000	1.948%, 06/14/19	149,040
	Gilead Sciences
172,000	1.850%, 09/20/19	170,245
	Halfmoon Parent (1)
79,000	3.400%, 09/17/21	78,419
	Humana
164,000	2.500%, 12/15/20	160,790
		906,679
	Industrials – 5.6%
	Equifax
65,000	3.600%, 08/15/21	64,462
	General Dynamics
115,000	2.718%, VAR ICE LIBOR USD 3 Month+0.380%, 05/11/21	115,478
	General Electric Capital MTN
90,000	4.375%, 09/16/20	91,138
	Northrop Grumman
155,000	2.080%, 10/15/20	151,310
	Rockwell Collins
42,000	1.950%, 07/15/19	41,684
	Siemens Financieringsmaatschappij (1)
250,000	2.200%, 03/16/20	246,728

Principal Amount ($)		Value $
	United Technologies
155,000	3.650%, 08/16/23	153,549
		864,349
	Information Technology – 4.2%
	Dell International LLC (1)
118,000	3.480%, 06/01/19	118,148
	Hewlett Packard Enterprise (1)
107,000	2.100%, 10/04/19	105,964
	Microsoft
372,000	2.000%, 11/03/20	364,338
	salesforce.com
60,000	3.250%, 04/11/23	59,338
		647,788
	Materials – 2.0%
	Sherwin-Williams
311,000	2.250%, 05/15/20	305,713
	Real Estate – 0.5%
	Crown Castle International REIT
45,000	3.400%, 02/15/21	44,715
	Digital Realty Trust REIT
32,000	2.750%, 02/01/23	30,566
		75,281
	Utilities – 0.1%
	Dominion Energy
20,000	1.600%, 08/15/19	19,762
	TOTAL CORPORATE OBLIGATIONS
	(Cost $10,879,918)	10,740,793
	ASSET-BACKED SECURITIES – 11.6%
	BlueMountain CLO, Series 2017-2A, Class A1R (1)
250,000	3.649%, VAR ICE LIBOR USD 3 Month+1.180%, 10/22/30	250,426
	Cedar Funding VIII CLO, Series 2017-8A, Class A1 (1)
250,000	3.699%, VAR ICE LIBOR USD 3 Month+1.250%, 10/17/30	250,132
	CLI Funding V LLC, Series 2013-2A (1)
148,341	3.220%, 06/18/28	145,246
	Galaxy XXI CLO, Series 2018-21A, Class AR (1)
250,000	3.489%, VAR ICE LIBOR USD 3 Month+1.020%, 04/20/31	248,571
	SoFi Professional Loan Program LLC, Series 2015-C, Class A1 (1)
125,039	3.331%, VAR ICE LIBOR USD 1 Month+1.050%, 08/27/35	125,866

The accompanying notes are an integral part of the financial statements.

Schroder Short Duration Bond Fund

Schedule of Investments (continued)
October 31, 2018

Principal Amount ($)		Value $
	Sound Point CLO II, Series 2018-1A, Class A1R (1)
250,000	3.578%, VAR ICE LIBOR USD 3 Month+1.070%, 01/26/31	248,988
	Towd Point Mortgage Trust, Series 2016-4, Class A1 (1) (2)
60,158	2.250%, 07/25/56	58,257
	Towd Point Mortgage Trust, Series 2017-3, Class A1 (1) (2)
77,022	2.750%, 07/25/57	75,182
	Towd Point Mortgage Trust, Series 2017-6, Class A1 (1) (2)
132,906	2.750%, 10/25/57	129,172
	Voya CLO, Series 2017-3A, Class A1A (1)
250,000	3.699%, VAR ICE LIBOR USD 3 Month+1.230%, 07/20/30	250,105
	TOTAL ASSET-BACKED SECURITIES
	(Cost $1,800,827)	1,781,945
	U.S. TREASURY OBLIGATIONS – 10.4%
	United States Treasury Notes
271,000	2.875%, 09/30/23	269,592
324,000	2.750%, 08/15/21	322,405
223,000	2.750%, 08/31/23	220,744
328,000	2.625%, 02/28/23	323,362
146,000	2.250%, 02/29/20	144,934
200,000	2.250%, 02/15/21	197,117
100,000	1.875%, 12/31/19	98,984
28,000	1.750%, 11/30/19	27,705
	TOTAL U.S. TREASURY OBLIGATIONS
	(Cost $1,612,386)	1,604,843
	COLLATERALIZED MORTGAGE OBLIGATIONS – 3.5%
	Flagstar Mortgage Trust, Series 2017-2, Class A5 (1) (2)
122,447	3.500%, 10/25/47	120,200
	JPMorgan Mortgage Trust, Series 2015-6, Class A5 (1) (2)
177,264	3.500%, 10/25/45	174,652
	JPMorgan Mortgage Trust, Series 2017-1, Class A5 (1) (2)
93,519	3.500%, 01/25/47	92,509
	JPMorgan Mortgage Trust, Series 2017-4, Class A5 (1) (2)
162,270	3.500%, 11/25/48	158,968
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
	(Cost $564,208)	546,329

Principal Amount ($)		Value $
	COMMERCIAL MORTGAGE-BACKED OBLIGATIONS – 2.0%
	BX Commercial Mortgage Trust, Series 2018-IND, Class B (1)
100,000	3.180%, VAR LIBOR USD 1 Month+0.900%, 11/15/35	99,968
	BX Commercial Mortgage Trust, Series 2018-IND, Class C (1)
100,000	3.380%, VAR LIBOR USD 1 Month+1.100%, 11/15/35	99,968
	GS Mortgage Securities Trust, Series 2018-CHLL, Class D (1)
100,000	3.930%, VAR LIBOR USD 1 Month+1.650%, 02/15/37	100,312
	TOTAL COMMERCIAL MORTGAGE-BACKED OBLIGATIONS
	(Cost $300,000)	300,248
	TAXABLE MUNICIPAL BONDS – 0.6%
	Kentucky – 0.6%
	State Higher Education Student Loan RB, Series 1A
35,000	3.358%, 06/01/20	34,935
55,000	3.132%, 06/01/19	54,948
	TOTAL TAXABLE MUNICIPAL BONDS
	(Cost $90,000)	89,883
	TOTAL INVESTMENTS IN SECURITIES – 97.9%
	(Cost $15,247,339)	15,064,041
	OTHER ASSETS LESS LIABILITIES – 2.1%	317,549
	NET ASSETS – 100%	$15,381,590

(1)
Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration normally to qualified institutions. On October 31, 2018, the value of these securities amounted to $5,559,185, representing 36.1% of the net assets of the Fund.

(2)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

The accompanying notes are an integral part of the financial statements.

Schroder Short Duration Bond Fund

Schedule of Investments (concluded)
October 31, 2018

The open futures contracts held by the Fund at October 31, 2018, are as follows:
Type of Contract	Number of Contracts Long (Short)	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Euro-BOBL	(5)	Dec-2018	$(763,199)	$(744,374)	$(1,163)
U.S. 2-Year Treasury Note	17	Dec-2018	3,591,221	3,581,156	(10,065)
			$2,828,022	$2,836,782	$(11,228)

CLO — Collateralized Loan Obligation
ICE — Intercontinental Exchange
LIBOR — London Interbank Offered Rate
LLC — Limited Liability Company
MTN — Medium Term Note
RB — Revenue Bond
REIT — Real Estate Investment Trust
USD — United States Dollar
VAR — Variable Rate
The following is a summary of the inputs used as of October 31, 2018, in valuing the Fund’s investments carried at value:
Investments in Securities	Level 1	Level 2	Level 3	Total
Corporate Obligations	$—	$10,740,793	$—	$10,740,793
Asset-Backed Securities	—	1,781,945	—	1,781,945
U.S. Treasury Obligations	—	1,604,843	—	1,604,843
Collateralized Mortgage Obligations	—	546,329	—	546,329
Commercial Mortgage-Backed Obligations	—	300,248	—	300,248
Taxable Municipal Bonds	—	89,883	—	89,883
Total Investments in Securities	$—	$15,064,041	$—	$15,064,041

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures — Unrealized Depreciation	$(11,228)	$—	$—	$(11,228)
Total Other Financial Instruments	$(11,228)	$—	$—	$(11,228)

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining value:
Collateralized Mortgage Obligations
Beginning balance as of November 1, 2017	$150,643
Realized gain/(loss)	(384)
Change in unrealized appreciation/(depreciation)	(4,272)
Purchases	—
Sales	(25,787)
Transfer into Level 3	—
Transfer out of Level 3	(120,200)
Ending balance as of October 31, 2018	$—

For the year ended October 31, 2018, there have been no transfers between Level 1 and Level 2 investments. For the year ended October 31, 2018, there have been no transfers between Level 1 and Level 3 investments.
For the year ended October 31, 2018, securities valued at $120,200 transferred from level 3 to level 2 primarily due to an increase in the observability of inputs as compared to the previous year end. For the year ended October 31, 2018, there were no Level 3 securities. The Fund generally recognizes transfers between the levels as of the end of the reporting period.

The accompanying notes are an integral part of the financial statements.

Schroder Total Return Fixed Income Fund

Schedule of Investments
October 31, 2018

Principal Amount †		Value $
	CORPORATE OBLIGATIONS – 41.6%
	Communication Services – 3.4%
	AT&T
200,000	3.400%, 05/15/25	187,785
	Axtel (1)
340,000	6.375%, 11/14/24	325,125
	Comcast
179,000	3.950%, 10/15/25	178,704
	Verizon Communications
250,000	4.125%, 03/16/27	247,428
150,000	3.414%, VAR ICE LIBOR USD 3 Month+1.100%, 05/15/25	150,773
	Vodafone Group
320,000	3.426%, VAR ICE LIBOR USD 3 Month+0.990%, 01/16/24	318,977
		1,408,792
	Consumer Discretionary – 3.7%
	Ford Motor Credit LLC
470,000	2.425%, 06/12/20	458,337
	General Motors Financial
195,000	5.750%, VAR ICE LIBOR USD 3 Month+3.598%, 03/30/66	175,594
315,000	3.700%, 11/24/20	314,407
300,000	3.250%, 01/05/23	286,668
	L Brands
205,000	6.875%, 11/01/35	174,250
	Scientific Games International (1)
100,000	5.000%, 10/15/25	93,000
		1,502,256
	Consumer Staples – 3.0%
	Anheuser-Busch InBev Finance
239,000	4.900%, 02/01/46	225,136
	BAT Capital (1)
200,000	3.222%, 08/15/24	188,726
317,000	2.764%, 08/15/22	303,417
	CVS Health
202,000	5.050%, 03/25/48	196,962
	MARB BondCo (1)
345,000	6.875%, 01/19/25	324,196
		1,238,437
	Energy – 4.2%
	Cenovus Energy
89,000	4.250%, 04/15/27	83,901
	Crestwood Midstream Partners
275,000	6.250%, 04/01/23	280,500
	Enbridge
147,000	6.000%, VAR ICE LIBOR USD 3 Month+3.890%, 01/15/77	137,439
	Enterprise Products Operating LLC
173,000	5.375%, VAR ICE LIBOR USD 3 Month+2.570%, 02/15/78	154,270

Principal Amount †		Value $
	Noble Energy
200,000	4.150%, 12/15/21	201,438
	Petroleos Mexicanos
545,000	6.500%, 03/13/27	527,560
158,000	6.350%, 02/12/48 (1)	131,108
	Williams Partners
200,000	4.300%, 03/04/24	199,710
		1,715,926
	Financials – 20.3%
	American Express
34,000	8.125%, 05/20/19	34,952
	AXA Equitable Holdings (1)
320,000	4.350%, 04/20/28	305,771
	Bank of America
55,000	5.875%, VAR ICE LIBOR USD 3 Month+2.931%, 09/15/66	53,350
229,000	3.419%, VAR ICE LIBOR USD 3 Month+1.040%, 12/20/28	211,024
	Bank of America MTN
515,000	3.106%, VAR ICE LIBOR USD 3 Month+0.790%, 03/05/24	511,325
	Bank of Ireland Group (1)
265,000	4.500%, 11/25/23	262,515
	Banque Federative du Credit Mutuel MTN (1)
210,000	2.700%, 07/20/22	202,032
	Barclays Bank (1)
650,000	10.179%, 06/12/21	738,496
	BPCE MTN (1)
285,000	2.750%, 01/11/23	271,504
	Capital One Financial
175,000	2.500%, 05/12/20	172,524
	Citigroup
335,000	4.300%, 11/20/26	325,249
295,000	3.200%, 10/21/26	270,804
525,000	2.750%, 04/25/22	507,504
	Credit Agricole MTN (1)
280,000	3.507%, VAR ICE LIBOR USD 3 Month+1.020%, 04/24/23	279,388
	Credit Suisse Group (1)
250,000	3.869%, VAR ICE LIBOR USD 3 Month+1.410%, 01/12/29	232,000
265,000	2.997%, VAR ICE LIBOR USD 3 Month+1.200%, 12/14/23	251,951
	Goldman Sachs Group
340,000	5.000%, VAR ICE LIBOR USD 3 Month+2.874%, 05/10/66	312,800
65,000	2.875%, 02/25/21	64,036
	HSBC Bank USA
350,000	4.875%, 08/24/20	358,215

The accompanying notes are an integral part of the financial statements.

Schroder Total Return Fixed Income Fund

Schedule of Investments (continued)
October 31, 2018

Principal Amount †		Value $
	JPMorgan Chase
360,000	3.220%, VAR ICE LIBOR USD 3 Month+1.155%, 03/01/25	346,230
195,000	2.700%, 05/18/23	186,352
	MetLife
290,000	6.400%, 12/15/36	300,730
	Moody’s
136,000	5.500%, 09/01/20	140,974
	Morgan Stanley MTN
200,000	3.950%, 04/23/27	188,952
300,000	3.750%, 02/25/23	297,790
	Prudential Financial
640,000	4.500%, VAR ICE LIBOR USD 3 Month+2.380%, 09/15/47	582,400
	Prudential Financial MTN
37,000	7.375%, 06/15/19	37,976
	Royal Bank of Scotland Group
325,000	6.125%, 12/15/22	336,092
	Unifin Financiera (1)
330,000	7.250%, 09/27/23	318,945
	Wells Fargo
215,000	3.069%, 01/24/23	208,318
		8,310,199
	Healthcare – 2.4%
	Bayer US Finance II LLC (1)
425,000	3.875%, 12/15/23	418,526
	Cardinal Health
130,000	3.079%, 06/15/24	121,987
	Halfmoon Parent (1)
256,000	4.375%, 10/15/28	250,378
	Shire Acquisitions Investments Ireland DAC
195,000	2.400%, 09/23/21	187,347
		978,238
	Industrials – 0.8%
	Fly Leasing
230,000	6.375%, 10/15/21	234,888
	United Technologies
100,000	3.950%, 08/16/25	99,028
		333,916
	Information Technology – 1.3%
	Apple
315,000	3.000%, 06/20/27	294,692
	Hewlett Packard Enterprise (1)
235,000	2.100%, 10/04/19	232,724
		527,416
	Materials – 1.1%
	CSN Resources (1)
280,000	7.625%, 02/13/23	258,653
	Sherwin-Williams
201,000	3.125%, 06/01/24	190,726
		449,379

Principal Amount †		Value $
	Real Estate – 1.0%
	American Tower REIT
300,000	2.800%, 06/01/20	296,736
	Crown Castle International REIT
135,000	3.200%, 09/01/24	127,495
		424,231
	Utilities – 0.4%
	Mexico Generadora de Energia (1)
175,942	5.500%, 12/06/32	170,710
	TOTAL CORPORATE OBLIGATIONS
	(Cost $17,664,399)	17,059,500
	U.S. TREASURY OBLIGATIONS (2) – 23.0%
	United States Treasury Bonds
792,000	4.375%, 05/15/40	916,369
167,000	3.125%, 05/15/48	158,376
188,000	3.000%, 02/15/47	174,274
200,000	3.000%, 05/15/47	185,242
165,000	2.875%, 05/15/43	150,530
20,000	2.875%, 11/15/46	18,088
90,000	2.750%, 08/15/47	79,179
540,000	2.750%, 11/15/47	474,778
	United States Treasury Inflation Indexed Bond
856,939	0.750%, 07/15/28	829,758
	United States Treasury Notes
38,000	3.000%, 09/30/25	37,820
184,600	2.875%, 05/31/25	182,502
1,395,000	2.875%, 05/15/28	1,363,068
157,500	2.875%, 08/15/28	153,766
2,046,000	2.750%, 04/30/23	2,026,579
87,100	2.750%, 08/31/25	85,365
1,795,000	2.750%, 02/15/28	1,737,083
570,000	2.625%, 02/28/23	561,940
311,000	2.625%, 06/30/23	306,177
	TOTAL U.S. TREASURY OBLIGATIONS
	(Cost $9,623,951)	9,440,894
	ASSET-BACKED SECURITIES – 12.5%
	CAL Funding III, Series 2017-1A, Class A (1)
357,933	3.620%, 06/25/42	348,879
	Cedar Funding VI CLO, Series 2018-6A, Class AR (1)
645,000	3.559%, VAR ICE LIBOR USD 3 Month+1.090%, 10/20/28	645,000
	Credit-Based Asset Servicing and Securitization LLC, Series 2003-CB4, Class AF1
19,158	5.000%, 03/25/31	18,901

The accompanying notes are an integral part of the financial statements.

Schroder Total Return Fixed Income Fund

Schedule of Investments (continued)
October 31, 2018

Principal Amount †		Value $
	Dewolf Park CLO, Series 2017-1A, Class A (1)
500,000	3.646%, VAR ICE LIBOR USD 3 Month+1.210%, 10/15/30	499,932
	Flagship Credit Auto Trust, Series 2015-2, Class A (1)
5,551	1.980%, 10/15/20	5,549
	GE Capital Credit Card Master Note Trust, Series 2012-2, Class A
200,000	2.220%, 01/15/22	199,802
	Goldentree Loan Management, Series 2017-2A, Class A (1)
606,000	3.619%, VAR ICE LIBOR USD 3 Month+1.150%, 11/28/30	606,420
	Madison Park Funding XVIII, Series 2017-18A, Class A1R (1)
800,000	3.659%, VAR ICE LIBOR USD 3 Month+1.190%, 10/21/30	800,666
	Madison Park Funding XXVI, Series 2017-26A, Class AR (1)
600,000	3.709%, VAR ICE LIBOR USD 3 Month+1.200%, 07/29/30	601,050
	Octagon Investment Partners 30, Series 2017-1A, Class A1 (1)
250,000	3.789%, VAR ICE LIBOR USD 3 Month+1.320%, 03/17/30	250,786
	Springleaf Funding Trust, Series 2015-AA, Class A (1)
209,012	3.160%, 11/15/24	208,975
	Textainer Marine Containers V, Series 2017-1A, Class A (1)
86,535	3.720%, 05/20/42	85,125
	Textainer Marine Containers V, Series 2017-2A, Class A (1)
200,178	3.520%, 06/20/42	194,547
	Towd Point Mortgage Trust, Series 2015-6, Class A1 (1) (3)
51,948	3.500%, 04/25/55	51,566
	Towd Point Mortgage Trust, Series 2017-2, Class A1 (1) (3)
158,572	2.750%, 04/25/57	155,098
	Towd Point Mortgage Trust, Series 2017-3, Class A1 (1) (3)
309,630	2.750%, 07/25/57	302,233
	Towd Point Mortgage Trust, Series 2017-4, Class A1 (1) (3)
155,953	2.750%, 06/25/57	151,010
	TOTAL ASSET-BACKED SECURITIES
	(Cost $5,170,365)	5,125,539

Principal Amount †		Value $
	U.S. GOVERNMENT MORTGAGE- BACKED OBLIGATIONS – 8.9%
	Federal Home Loan Mortgage Corporation – 2.8%
	FHLMC
516,298	4.500%, 09/01/48	529,708
449,206	3.500%, 05/01/46	438,787
	FHLMC Gold
42,211	4.500%, 10/01/24	42,869
137,835	3.000%, 01/01/43	131,595
		1,142,959
	Federal National Mortgage Association – 4.0%
	FNMA
36,814	5.000%, 10/01/29	38,427
517,514	4.500%, 08/01/48	530,688
522,722	4.500%, 11/01/48	535,866
125,358	3.261%, VAR ICE LIBOR USD 12 Month+1.756%, 06/01/42	125,912
84,765	3.000%, 05/01/43	80,919
250,228	3.000%, 06/01/43	238,797
103,368	3.000%, 07/01/43	98,625
		1,649,234
	Government National Mortgage Association – 2.1%
	GNMA
521,312	4.500%, 10/20/48	535,463
222,997	2.598%, 04/16/54 (3)	218,502
	GNMA IO
2,114,794	0.810%, 12/16/51 (3)	101,451
		855,416
	TOTAL U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS
	(Cost $3,735,095)	3,647,609
	COLLATERALIZED MORTGAGE OBLIGATIONS – 7.5%
	Flagstar Mortgage Trust, Series 2017-2, Class A5 (1) (3)
764,084	3.500%, 10/25/47	750,061
	Impac Secured Assets Trust, Series 2006-1, Class 2A2
101,174	2.691%, VAR ICE LIBOR USD 1 Month+0.410%, 05/25/36	99,106
	Impac Secured Assets Trust, Series 2006-2, Class 2M1
130,000	2.781%, VAR ICE LIBOR USD 1 Month+0.500%, 08/25/36	124,667
	JPMorgan Mortgage Trust, Series 2015-3, Class A5 (1) (3)
96,946	3.500%, 05/25/45	95,516

The accompanying notes are an integral part of the financial statements.

Schroder Total Return Fixed Income Fund

Schedule of Investments (continued)
October 31, 2018

Principal Amount †		Value $
	JPMorgan Mortgage Trust, Series 2016-3, Class 1A3 (1) (3)
509,104	3.500%, 10/25/46	499,353
	JPMorgan Mortgage Trust, Series 2017-1, Class A4 (1) (3)
105,986	3.500%, 01/25/47	105,035
	JPMorgan Mortgage Trust, Series 2017-3, Class 1A5 (1) (3)
482,007	3.500%, 08/25/47	472,197
	JPMorgan Mortgage Trust, Series 2017-4, Class A5 (1) (3)
417,742	3.500%, 11/25/48	409,240
	Sequoia Mortgage Trust, Series 2015-2, Class A10 (1) (3)
224,913	3.500%, 05/25/45	221,461
	Sequoia Mortgage Trust, Series 2015-3, Class A4 (1) (3)
282,457	3.500%, 07/25/45	278,474
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
	(Cost $3,154,723)	3,055,110
	COMMERCIAL MORTGAGE-BACKED OBLIGATIONS – 2.7%
	BX Commercial Mortgage Trust, Series 2018-IND, Class B (1)
250,000	3.180%, VAR LIBOR USD 1 Month+0.900%, 11/15/35	249,920
	BX Commercial Mortgage Trust, Series 2018-IND, Class C (1)
150,000	3.380%, VAR LIBOR USD 1 Month+1.100%, 11/15/35	149,952
	Cold Storage Trust, Series 2017-ICE3, Class D (1)
240,000	4.380%, VAR LIBOR USD 1 Month+2.100%, 04/15/36	240,444
	GS Mortgage Securities Trust, Series 2018-CHLL, Class D (1)
100,000	3.930%, VAR LIBOR USD 1 Month+1.650%, 02/15/37	100,312
	GS Mortgage Securities Trust, Series 2018-CHLL, Class E (1)
184,000	4.630%, VAR LIBOR USD 1 Month+2.350%, 02/15/37	184,689
	One Market Plaza Trust, Series 2017-1MKT, Class E (1)
195,000	4.142%, 02/10/32	184,223
	TOTAL COMMERCIAL MORTGAGE- BACKED OBLIGATIONS
	(Cost $1,115,360)	1,109,540
Principal Amount †		Value $
	SOVEREIGN GOVERNMENTS – 1.3%
	Argentine Republic Government International Bond
250,000	5.875%, 01/11/28	192,500
	South Africa Government Bond
ZAR 7,245,000	6.500%, 02/28/41	330,581
	TOTAL SOVEREIGN GOVERNMENTS
	(Cost $648,260)	523,081
	TAXABLE MUNICIPAL BONDS – 1.3%
	New Jersey – 0.3%
	State Economic Development Authority RB, Series A, NATL
90,000	7.425%, 02/15/29	108,195
	Ohio – 0.2%
	American Municipal Power RB, Series B
40,000	8.084%, 02/15/50	60,957
	Pennsylvania – 0.8%
	Philadelphia Authority for Industrial Development RB
350,000	3.964%, 04/15/26	346,423
	TOTAL TAXABLE MUNICIPAL BONDS
	(Cost $520,178)	515,575
	TOTAL INVESTMENTS IN SECURITIES – 98.8%
	(Cost $41,632,331)	40,476,848
	OTHER ASSETS LESS LIABILITIES – 1.2%	494,691
	NET ASSETS – 100%	$40,971,539

†	In U.S. Dollars unless otherwise indicated.
(1)
Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration normally to qualified institutions. On October 31, 2018, the value of these securities amounted to $14,406,878, representing 35.2% of the net assets of the Fund.

(2)	Security, or a portion of this security, has been pledged as collateral on open derivative positions.
(3)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

The accompanying notes are an integral part of the financial statements.

Schroder Total Return Fixed Income Fund

Schedule of Investments (continued)
October 31, 2018

The open futures contracts held by the Fund at October 31, 2018, is as follows:
Type of Contract	Number of Contracts Long (Short)	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Euro-BOBL	(11)	Dec-2018	$(1,679,037)	$(1,637,622)	$(2,558)
Euro-Bund	(1)	Dec-2018	(186,069)	(181,518)	(315)
Euro-OAT	(3)	Dec-2018	(530,364)	(516,350)	513
U.S. 2-Year Treasury Note	17	Dec-2018	3,591,221	3,581,156	(10,065)
U.S. 5-Year Treasury Note	6	Dec-2018	679,792	674,297	(5,495)
U.S. 10-Year Treasury Note	(3)	Dec-2018	(360,370)	(355,313)	5,057
U.S. Long Treasury Bond	9	Dec-2018	1,292,727	1,243,125	(49,602)
U.S. Ultra Long Treasury Bond	8	Dec-2018	1,272,197	1,193,750	(78,447)
			$4,080,097	$4,001,525	$(140,912)

A summary of the outstanding forward foreign currency contracts held by the Fund at October 31, 2018, is as follows:
Counterparty	Settlement Date	Currency to Deliver	Currency to Receive	Unrealized Appreciation (Depreciation)
JPMorgan Chase Bank	11/26/18	USD 513,171	BRL 1,871,276	$(11,492)
JPMorgan Chase Bank	11/26/18	BRL 1,871,276	USD 455,837	(45,841)
				$(57,333)

BRL — Brazilian Real
CLO — Collateralized Loan Obligation
FHLMC — Federal Home Loan Mortgage Corporation
FNMA — Federal National Mortgage Association
GNMA — Government National Mortgage Association
ICE — Intercontinental Exchange
IO — Interest Only
LIBOR — London Interbank Offered Rate
LLC — Limited Liability Company
MTN — Medium Term Note
NATL — National Public Finance Guarantee Corporation
RB — Revenue Bond
REIT — Real Estate Investment Trust
USD — United States Dollar
VAR — Variable Rate
ZAR — South African Rand

The accompanying notes are an integral part of the financial statements.

Schroder Total Return Fixed Income Fund

Schedule of Investments (concluded)
October 31, 2018

The following is a summary of the inputs used as of October 31, 2018, in valuing the Fund’s investments carried at value:
Investments in Securities	Level 1	Level 2	Level 3	Total
Corporate Obligations	$—	$17,059,500	$—	$17,059,500
U.S. Treasury Obligations	—	9,440,894	—	9,440,894
Asset-Backed Securities	—	5,125,539	—	5,125,539
U.S. Government Mortgage-Backed Obligations	—	3,647,609	—	3,647,609
Collateralized Mortgage Obligations	—	3,055,110	—	3,055,110
Commercial Mortgage-Backed Obligations	—	1,109,540	—	1,109,540
Sovereign Governments	—	523,081	—	523,081
Taxable Municipal Bonds	—	515,575	—	515,575
Total Investments in Securities	$—	$40,476,848	$—	$40,476,848

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures — Unrealized Appreciation	$5,570	$—	$—	$5,570
Futures — Unrealized Depreciation	(146,482)	—	—	(146,482)
Forwards — Unrealized Depreciation	—	(57,333)	—	(57,333)
Total Other Financial Instruments	$(140,912)	$(57,333)	$—	$(198,245)

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining value:
Collateralized Mortgage Obligations
Beginning balance as of November 1, 2017	$940,031
Realized gain/(loss)	(2,396)
Change in unrealized appreciation/(depreciation)	(26,658)
Purchases	—
Sales	(160,916)
Transfer into Level 3	—
Transfer out of Level 3	(750,061)
Ending balance as of October 31, 2018	$—

For the year ended October 31, 2018, there have been no transfers between Level 1 and Level 2 investments. For the year ended October 31, 2018, there have been no transfers between Level 1 and Level 3 investments.
For the year ended October 31, 2018, securities valued at $750,061 transferred from level 3 to level 2 primarily due to an increase in the observability of inputs as compared to the previous year end. For the year ended October 31, 2018, there were no Level 3 securities. The Fund generally recognizes transfers between the levels as of the end of the reporting period.

The accompanying notes are an integral part of the financial statements.

[This Page Intentionally Left Blank]

The accompanying notes are an integral part of the financial statements.

Schroder Mutual Funds

Statements of Assets and Liabilities
October 31, 2018

	North American Equity Fund	Emerging Markets Small Cap Fund	Core Bond Fund	Long Duration Investment-Grade Bond Fund	Short Duration Bond Fund	Total Return Fixed Income Fund
ASSETS
Investments in securities, at value — Note 2	$923,927,843	$1,780,421	$37,664,829	$97,475,651	$15,064,041	$40,476,848
Cash	32,642,587	82,938	364,238	1,453,567	57,687	262,639
Foreign currency	—	4,787	—	—	—	1
Receivable for securities sold	2,474,717	16,289	2,393	—	345,577	2,577
Receivable for Fund shares sold	2,854	—	—	8,300	407	2,283
Tax reclaims receivable	—	23	—	—	—	872
Due from Investment Advisor — Note 3	—	20,444	21,912	17	14,987	5,990
Unrealized appreciation on forward foreign currency contracts	298,597	—	—	—	—	—
Unrealized appreciation on spot currency contracts	—	30	—	—	—	—
Initial margin for futures contracts	1,379,400	—	—	—	13,983	83,962
Deferred offering cost	—	—	7,105	—	—	—
Dividend and interest receivable	900,933	640	251,683	1,179,923	86,691	309,374
Variation margin receivable for futures contracts	269,610	—	—	—	453	2,470
Prepaid expenses	13,303	12,918	5,086	20,143	13,855	17,779
TOTAL ASSETS	961,909,844	1,918,490	38,317,246	100,137,601	15,597,681	41,164,795
LIABILITIES
Payable for securities purchased	—	10,629	192,766	849,943	160,239	—
Variation margin payable for futures contracts	—	—	—	—	2,125	19,969
Income distributions payable	—	—	—	—	—	21,383
Accrued foreign capital gains tax	—	122	—	—	—	—
Unrealized depreciation on forward foreign currency contracts	—	—	—	—	—	57,333
Payable for Fund shares redeemed	—	—	—	—	—	10,040
Investment Advisory fees payable — Note 3	209,724	—	—	—	—	—
Sub-administration fees payable — Note 3	41,946	10,617	10,617	10,617	10,617	10,617
Audit fees payable	12,831	12,831	20,158	15,502	15,031	15,502
Trustees’ fees payable	9,354	1,565	1,844	2,307	1,667	1,867
Legal fees payable	1,199	201	236	296	214	239
Other professional fees payable	—	7,900	—	—	—	—
Shareholder Servicing Fees, Investor Class — Note 3	—	—	—	13,417	—	28,484
Accrued expenses and other liabilities	57,139	26,294	30,734	21,014	26,198	27,822
TOTAL LIABILITIES	332,193	70,159	256,355	913,096	216,091	193,256
NET ASSETS	$961,577,651	$1,848,331	$38,060,891	$99,224,505	$15,381,590	$40,971,539
Cost of securities	$621,532,668	$1,712,508	$38,589,786	$104,279,769	$15,247,339	$41,632,331
Cost of foreign currency	$—	$4,874	$—	$—	$—	$—

The accompanying notes are an integral part of the financial statements.

Schroder Mutual Funds

Statements of Assets and Liabilities
October 31, 2018
	North American Equity Fund		Emerging Markets Small Cap Fund		Core Bond Fund	Long Duration Investment-Grade Bond Fund		Short Duration Bond Fund	Total Return Fixed Income Fund
NET ASSETS
Capital paid-in		$571,738,492	$1,688,956		$39,060,256		$107,302,920	$15,703,813		$46,909,699
Total distributable earnings (loss)		389,839,159	159,375		(999,365)		(8,078,415)	(322,223)		(5,938,160)
NET ASSETS		$961,577,651	$1,848,331		$38,060,891		$99,224,505	$15,381,590		$40,971,539
Net Assets:
R6	$	N/A	$1,825,522		$38,060,891	$	N/A	$15,279,673	$	N/A
Investor		961,577,651	22,809		N/A		99,224,505	101,917		40,971,539
Total shares outstanding end of period:
R6		N/A	191,049		3,936,286		N/A	1,560,330		N/A
Investor		55,555,425	2,387		N/A		12,372,493	10,405		4,373,244
Net asset value, offering and redemption price per share (net assets ÷ shares outstanding)
R6	$	N/A	$9.56		$9.67	$	N/A	$9.79	$	N/A
Investor		17.31	9.55	*	N/A		8.02	9.80		9.37

* Net assets divided by shares do not calculate to the stated NAV because Net Assets and Shares are shown rounded.
N/A — R6 or Investor Shares currently not offered.

The accompanying notes are an integral part of the financial statements.

Schroder Mutual Funds

Statements of Operations
For the Year or Period Ended October 31, 2018

	North American Equity Fund	Emerging Markets Small Cap Fund
INVESTMENT INCOME
Dividend income	$21,476,714	$55,588
Interest income	5,060	—
Foreign taxes withheld	(75,599)	(4,814)
TOTAL INCOME	21,406,175	50,774
EXPENSES
Investment Advisory fees — Note 3	2,652,600	25,383
Sub-administration fees — Note 3	530,536	125,002
Trustees fees and expenses	34,903	6,005
Shareholder Service fees, Investor Shares — Note 3	—	—
Transfer agent fees	76,303	53,114
Legal fees	63,621	11,226
Printing	27,037	4,102
Registration fees	26,886	23,042
Audit fees	20,690	23,960
Insurance	19,091	3,510
Custodian fees	34,511	17,360
Pricing fees	9,005	4,278
Other professional fees	5,830	14,508
Offering costs	—	—
Other	9,598	2,523
TOTAL EXPENSES	3,510,611	314,013
Expenses waived by Investment Advisor — Note 3	—	(25,383)
Reimbursement from Investment Advisor	—	(258,293)
Custody Offset — Note 2	(17,405)	(562)
NET EXPENSES	3,493,206	29,775
NET INVESTMENT INCOME	17,912,969	20,999
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES, PURCHASED OPTIONS, SWAP CONTRACTS, FORWARD FOREIGN CURRENCY CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS AND TRANSLATIONS
Net realized gain (loss) on investments sold	78,282,022	93,899
Net realized loss on futures	(53,908)	—
Net realized loss on purchased options	—	—
Net realized loss on swap contracts	—	—
Net realized gain on forward foreign currency contracts	342,966	—
Net realized gain (loss) on foreign currency transactions	436	(1,184)
Net realized gain (loss) on investments, futures, purchased options, swap contracts, forward foreign currency contracts and foreign currency transactions	78,571,516	92,715
Change in unrealized depreciation on investments	(14,262,232)	(481,323)
Change in unrealized depreciation on futures	(1,981,237)	—
Change in unrealized appreciation on purchased options	—	—
Change in unrealized appreciation on swap contracts	—	—
Change in accrued foreign capital gains tax on appreciated securities	—	3,311
Change in unrealized depreciation on forward foreign currency contracts	(52,607)	—
Change in unrealized appreciation (depreciation) on foreign currency translations	41	(112)
Net change in unrealized appreciation (depreciation) on investments, futures, purchased options, swap contracts, accrued foreign capital gains tax on appreciated securities, forward foreign currency contracts and foreign currency transactions and translations	(16,296,035)	(478,124)
NET REALIZED AND UNREALIZED GAIN (LOSS)	62,275,481	(385,409)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$80,188,450	$(364,410)

The accompanying notes are an integral part of the financial statements.

Core Bond Fund (a)	Long Duration Investment-Grade Bond Fund	Short Duration Bond Fund	Total Return Fixed Income Fund

$—	$—	$—	$—
645,626	3,198,546	392,882	2,038,945
(8)	—	—	—
645,618	3,198,546	392,882	2,038,945

52,807	247,997	42,376	138,919
93,494	125,002	125,002	125,002
4,971	8,442	6,375	7,422
—	44,303	—	44,455
24,436	37,419	53,681	36,153
19,460	18,743	13,394	13,862
23,161	8,848	5,095	5,940
808	26,402	23,890	26,411
26,600	22,848	21,073	22,848
73	5,041	3,820	—
5,841	5,920	4,841	15,632
5,771	8,517	13,347	29,600
4,275	3,672	5,447	3,672
43,044	—	—	—
6,914	3,942	2,919	6,032
311,655	567,096	321,260	475,948
(52,807)	(247,997)	(42,376)	(138,919)
(190,005)	(15,385)	(223,785)	(112,944)
(1,248)	(1,960)	(590)	(1,997)
67,595	301,754	54,509	222,088
578,023	2,896,792	338,373	1,816,857

(79,375)	(616,762)	(31,884)	(1,389,189)
—	—	(65,084)	(335,015)
—	—	—	(5,108)
—	—	—	(84,220)
—	—	—	63,786
—	—	2,259	(289,928)

(79,375)	(616,762)	(94,709)	(2,039,674)
(924,957)	(8,673,405)	(223,205)	(1,316,844)
—	—	(1,076)	(20,817)
—	—	—	1,046
—	—	—	70,273
—	—	—	—
—	—	—	(117,952)
—	—	(486)	282
(924,957)	(8,673,405)	(224,767)	(1,384,012)
(1,004,332)	(9,290,167)	(319,476)	(3,423,686)
$(426,309)	$(6,393,375)	$18,897	$(1,606,829)

(a) Fund commenced operations on January 31, 2018.

The accompanying notes are an integral part of the financial statements.

Schroder Mutual Funds

Statements of Changes in Net Assets
For the Year or Period Ended October 31

	North American Equity Fund
	2018	2017
INCREASE (DECREASE) IN NET ASSETS
From Operations:
Net investment income	$17,912,969	$17,451,942
Net realized gain (loss) on investments sold, futures and foreign currency transactions	78,571,516	40,156,220
Net change in unrealized appreciation (depreciation) on investments, futures, accrued foreign capital gains tax on appreciated securities, forward foreign currency contracts and foreign currency translations	(16,296,035)	130,535,315
Net increase (decrease) in net assets resulting from operations	80,188,450	188,143,477
Distributions(1):
R6 Shares	N/A	N/A
Investor Shares	(57,564,390)	(51,670,867)
Advisor Shares*	—	(8,624)
Total Distributions	(57,564,390)	(51,679,491)
Share Transactions(2):
R6 Shares:
Sales of shares	N/A	N/A
Reinvestment of distributions	N/A	N/A
Issued in connection with in-kind transfer – Note 8	N/A	N/A
Redemption of shares	N/A	N/A
Total increase (decrease) from R6 Share transactions	N/A	N/A
Investor Shares:
Sales of shares	10,319,755	24,120,420
Reinvestment of distributions	57,353,134	51,436,832
Redemption of shares	(150,187,356)	(79,948,808)
Total increase (decrease) from Investor Share transactions	(82,514,467)	(4,391,556)
Advisor Shares*:
Sales of shares	—	339
Reinvestment of distributions	—	7,955
Redemption of shares	—	(183,795)
Total decrease from Advisor Share transactions	—	(175,501)
Net increase (decrease) in net assets from share transactions	(82,514,467)	(4,567,057)
Total increase (decrease) in net assets	(59,890,407)	131,896,929
Net Assets
Beginning of year/period	1,021,468,058	889,571,129
End of year/period	$961,577,651 **	$1,021,468,058 **

*	Advisor Shares were terminated on December 20, 2016.
N/A — R6 or Investor Shares currently not offered. Advisor Shares were not offered by these funds.
(1)	Current year presentation of distributions conforms with S-X Disclosure Simplification. Prior year distributions have been consolidated to conform with S-X Disclosure Simplification (see Note 13).
(2)	For share transactions, see Note 12 in the Notes to Financial Statements.
**	Includes undistributed net investment income of $12,914,945 in 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.
The accompanying notes are an integral part of the financial statements.

Emerging Markets Small Cap Fund		Core Bond Fund
2018	2017	2018(a)

$20,999	$3,661	$578,023
92,715	2,740,589	(79,375)
(478,124)	(1,255,339)	(924,957)
(364,410)	1,488,911	(426,309)

(355,583)	(679,450)	(573,056)
(4,444)	(981)	N/A
N/A	N/A	N/A
(360,027)	(680,431)	(573,056)

—	3,503,306	10,200,100
355,583	679,450	441,432
—	—	29,918,724
—	(18,563,469)	(1,500,000)
355,583	(14,380,713)	39,060,256

—	—	N/A
4,444	—	N/A
—	—	N/A
4,444	—	N/A

N/A	N/A	N/A
N/A	N/A	N/A
N/A	N/A	N/A
N/A	N/A	N/A
360,027	(14,380,713)	39,060,256
(364,410)	(13,572,233)	38,060,891

2,212,741	15,784,974	—
$1,848,331 †	$2,212,741 †	$38,060,891

(a)	Fund commenced operations on January 31, 2018.
†	Includes distributions in excess of net investment income of $(10,945) in 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

The accompanying notes are an integral part of the financial statements.

Schroder Mutual Funds

Statements of Changes in Net Assets
For the Year Ended October 31

	Long Duration Investment-Grade Bond Fund
	2018	2017
INCREASE (DECREASE) IN NET ASSETS
From Operations:
Net investment income	$2,896,792	$2,348,696
Net realized loss on investments, futures, purchased options, swap contracts, forward foreign currency contracts and foreign currency transactions	(616,762)	(576,662)
Net change in unrealized appreciation (depreciation) on investments, futures, purchased options, swap contracts, forward foreign currency contracts and foreign currency transactions and translations	(8,673,405)	(256,949)
Net increase (decrease) in net assets resulting from operations	(6,393,375)	1,515,085

Distributions(1):
R6 Shares	N/A	N/A
Investor Shares	(2,902,410)	(4,631,779)
Advisor Shares*	N/A	N/A
Return of Capital:
Investor Shares	—	—
Total distributions	(2,902,410)	(4,631,779)

Share Transactions(2):
R6 Shares:
Sales of shares	N/A	N/A
Reinvestment of distributions	N/A	N/A
Redemption of shares	N/A	N/A
Total decrease from R6 Share transactions	N/A	N/A
Investor Shares:
Sales of shares	9,491,846	4,810,316
Reinvestment of distributions	2,860,558	4,566,592
Issued in connection with in-kind transfer	28,072,294	—
Redemption of shares	(8,630,569)	(3,766,397)
Total increase (decrease) from Investor Share transactions	31,794,129	5,610,511
Advisor Shares*:
Reinvestment of distributions	N/A	N/A
Redemption of shares	N/A	N/A
Total decrease from Advisor Share transactions	N/A	N/A
Net increase (decrease) in net assets from share transactions	31,794,129	5,610,511
Total increase (decrease) in net assets	22,498,344	2,493,817
Net Assets
Beginning of year	76,726,161	74,232,344
End of year	$99,224,505 **	$76,726,161 **

*	Advisor Shares were terminated on December 20, 2016.
N/A — R6 Shares currently not offered. Advisor Shares were not offered by these funds.
(1)	Current year presentation of distributions conforms with S-X Disclosure Simplification. Prior year distributions have been consolidated to conform with S-X Disclosure Simplification (see Note 13).
(2)	For share transactions, see Note 12 in the Notes to Financial Statements.
**	Includes undistributed net investment income of $25,138 in 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

The accompanying notes are an integral part of the financial statements.

Short Duration Bond Fund		Total Return Fixed Income Fund
2018	2017	2018	2017

$338,373	$264,944	$1,816,857	$1,954,867
(94,709)	(31,502)	(2,039,674)	(2,380,740)
(224,767)	(127,479)	(1,384,012)	579,387
18,897	105,963	(1,606,829)	153,514

(340,977)	(266,168)	—	N/A
(2,208)	(3,892)	(1,417,244)	(1,497,110)
N/A	N/A	—	(6,690)

—	—	(379,779)	(397,236)
(343,185)	(270,060)	(1,797,023)	(1,901,036)

608,395	1,247,465	N/A	N/A
340,977	9,599	N/A	N/A
(1,537,282)	(9,325,310)	N/A	N/A
(587,910)	(8,068,246)	N/A	N/A

—	—	7,131,963	11,599,389
2,556	—	1,537,205	1,580,853
—	—	—	—
—	(900,000)	(31,492,963)	(41,976,983)
2,556	(900,000)	(22,823,795)	(28,796,741)

N/A	N/A	—	2,831
N/A	N/A	—	(1,264,850)
N/A	N/A	—	(1,262,019)
(585,354)	(8,968,246)	(22,823,795)	(30,058,760)
(909,642)	(9,132,343)	(26,227,647)	(31,806,282)

16,291,232	25,423,575	67,199,186	99,005,468
$15,381,590 †	$16,291,232 †	$40,971,539 ‡	$67,199,186 ‡

†	Includes undistributed net investment income of $3,348 in 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.
‡	Includes distributions in excess of net investment income of $(219,159) in 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

The accompanying notes are an integral part of the financial statements.

Schroder Mutual Funds

Financial Highlights
For the Years or Period Ended October 31,
Selected Per Share Data and Ratios for a Share Outstanding Throughout each Year or Period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gain	Total Distributions
North American Equity Fund
Investor Shares
2018	$17.02	$0.32		$0.93	$1.25	$(0.28)	$(0.68)	$(0.96)
2017	14.79	0.30		2.83	3.13	(0.30)	(0.60)	(0.90)
2016	15.14	0.27		0.31	0.58	(0.33)	(0.60)	(0.93)
2015	15.42	0.34		0.21	0.55	(0.29)	(0.54)	(0.83)
2014	13.57	0.27		1.83	2.10	(0.25)	—	(0.25)
Emerging Markets Small Cap Fund
R6 Shares
2018	$13.65	$0.11	(1)	$(1.98)	$(1.87)	$—	$(2.22)	$(2.22)
2017	12.07	—	(1)(2)	2.07	2.07	(0.09)	(0.40)	(0.49)
2016	10.52	0.11	(1)	1.44	1.55	—	—	—
2015(b)	10.00	(0.01	)(1)	0.53	0.52	—	—	—
Investor Shares
2018	$13.65	$0.11	(1)	$(1.99)	$(1.88)	$—	$(2.22)	$(2.22)
2017	12.06	0.10	(1)	1.98	2.08	(0.09)	(0.40)	(0.49)
2016	10.52	0.10	(1)	1.44	1.54	—	—	—
2015(b)	10.00	(0.01	)(1)	0.53	0.52	—	—	—
Core Bond Fund
R6 Shares
2018(c)	$10.00	$0.20	(1)	$(0.34)	$(0.14)	$(0.19)	$—	$(0.19)

(1)	Per share net investment income (loss) calculated using average shares.
(2)	Amount was less than $0.01 per share.
(3)	Ratios reflect the impact of low level of average net assets. Under normal asset levels, ratios would have been 1.45% and 1.60%.
(a)
Total returns would have been lower had certain Fund expenses not been waived or reimbursed, as applicable, during the periods shown (See Note 3). Total return calculations for a period of less than one year are not annualized.

(b)	Commenced operations on August 26, 2015. All ratios for the period have been annualized, except for the Total Return and Portfolio Turnover Rate.
(c)	Commenced operations on January 31, 2018. All ratios for the period have been annualized, except for the Total Return and Portfolio Turnover Rate.

The accompanying notes are an integral part of the financial statements.

Net Asset Value, End of Period	Total Return(a)	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets (Including Waivers and Reimbursements, Excluding Offsets)	Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Offsets)	Ratio of Net Investment Income (Loss) to Average Net Assets (Including Waivers, Reimbursements and Offsets)	Portfolio Turnover Rate

$17.31	7.50%	$961,578	0.33%	0.33%	1.69%	46%
17.02	21.96	1,021,468	0.33	0.33	1.83	46
14.79	4.20	889,400	0.32	0.32	2.03	70
15.14	3.77	759,878	0.32	0.32	1.91	57
15.42	15.75	805,906	0.31	0.31	1.80	48

$9.56	(16.44)%	$1,826	1.35%	14.21%	0.95%	38%
13.65	18.09	2,185	1.48 (3)	4.80	0.04	42
12.07	14.73	15,761	1.50	3.01	0.98	41
10.52	5.20	12,103	1.50	6.52	(0.57)	5

$9.55	(16.53)%	$23	1.35%	14.21%	0.95%	38%
13.65	18.12	27	1.46 (3)	10.31	0.82	42
12.06	14.64	24	1.60	3.10	0.91	41
10.52	5.20	21	1.65	6.67	(0.72)	5

$9.67	(1.38)%	$38,061	0.32%	1.48%	2.74%	48%

The accompanying notes are an integral part of the financial statements.

Schroder Mutual Funds

Financial Highlights
For the Years or Period Ended October 31,
Selected Per Share Data and Ratios for a Share Outstanding Throughout each Year or Period

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains (Losses)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gain	Return of Capital
Long Duration Investment-Grade Bond Fund
Investor Shares
2018	$8.88	$0.28	(1)	$(0.86)	$(0.58)	$(0.28)	$—	$—
2017	9.31	0.28	(1)	(0.14)	0.14	(0.28)	(0.29)	—
2016	8.99	0.32	(1)	0.53	0.85	(0.34)	(0.19)	—
2015	10.53	0.36	(1)	(0.24)	0.12	(0.36)	(1.30)	—
2014	9.96	0.44	(1)	1.00	1.44	(0.45)	(0.42)	—
Short Duration Bond Fund
R6 Shares
2018	$9.99	$0.21	(1)	$(0.20)	$0.01	$(0.21)	$—	$—
2017	10.07	0.15	(1)	(0.08)	0.07	(0.15)	— (2)	—
2016	10.01	0.13	(1)	0.06	0.19	(0.13)	— (2)	—
2015(b)	10.00	0.02	(1)	—	0.02	(0.01)	—	—
Investor Shares
2018	$9.99	$0.21	(1)	$(0.19)	$0.02	$(0.21)	$—	$—
2017	10.07	0.14	(1)	(0.07)	0.07	(0.15)	— (2)	—
2016	10.01	0.12	(1)	0.06	0.18	(0.12)	— (2)	—
2015(b)	10.00	0.01	(1)	0.01	0.02	(0.01)	—	—
Total Return Fixed Income Fund
Investor Shares
2018	$9.91	$0.33		$(0.56)	$(0.23)	$(0.24)	$—	$(0.07)
2017	10.03	0.27		(0.11)	0.16	(0.22)	—	(0.06)
2016	9.97	0.25		0.12	0.37	(0.26)	(0.04)	(0.01)
2015	10.20	0.26		(0.23)	0.03	(0.26)	—	—
2014	9.97	0.27		0.22	0.49	(0.26)	—	—

(1)	Per share net investment income calculated using average shares.
(2)	Amount was less than $0.01 per share.
(a)
Total returns would have been lower had certain Fund expenses not been waived or reimbursed, as applicable, during the periods shown (See Note 3). Total return calculations for a period of less than one year are not annualized.

(b)	Commenced operations on August 26, 2015. All ratios for the period have been annualized, except for the Total Return and Portfolio Turnover Rate.

The accompanying notes are an integral part of the financial statements.

Total Distributions	Net Asset Value, End of Period	Total Return (a)	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets (Including Waivers and Reimbursements, Excluding Offsets)	Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Offsets)	Ratio of Net Investment Income to Average Net Assets (Including Waivers, Reimbursements and Offsets)	Portfolio Turnover Rate

$(0.28)	$8.02	(6.69)%	$99,225	0.34%	0.64%	3.27%	50%
(0.57)	8.88	1.79	76,726	0.39	0.77	3.17	62
(0.53)	9.31	9.80	74,232	0.39	0.75	3.48	160
(1.66)	8.99	0.94	21,082	0.40	1.05	3.80	126
(0.87)	10.53	15.51	24,797	0.46	0.83	4.38	53

$(0.21)	$9.79	0.16%	$15,280	0.34%	2.02%	2.13%	100%
(0.15)	9.99	0.77	16,189	0.39	1.88	1.49	81
(0.13)	10.07	1.97	24,417	0.39	1.10	1.32	59
(0.01)	10.01	0.25	24,023	0.39	2.51	0.88	22

$(0.21)	$9.80	0.26%	$102	0.34%	2.02%	2.14%	100%
(0.15)	9.99	0.77	102	0.39	1.40	1.39	81
(0.12)	10.07	1.87	1,007	0.49	1.20	1.22	59
(0.01)	10.01	0.22	1,001	0.54	2.66	0.73	22

$(0.31)	$9.37	(2.33)%	$40,972	0.40%	0.86%	3.27%	79%
(0.28)	9.91	1.65	67,199	0.40	0.85	2.95	93
(0.31)	10.03	3.77	97,695	0.40	0.61	2.80	72
(0.26)	9.97	0.30	183,138	0.40	0.56	2.58	93
(0.26)	10.20	4.97	153,951	0.40	0.53	2.65	319

The accompanying notes are an integral part of the financial statements.

Schroder Mutual Funds

Notes to Financial Statements
October 31, 2018

NOTE 1 — ORGANIZATION
Schroder Global Series Trust (“SGST”) is an open-end series management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”). SGST was organized as a business trust under the laws of The Commonwealth of Massachusetts on May 27, 2003. SGST has an unlimited number of authorized shares, which consists of one diversified series: Schroder North American Equity Fund (the “SGST Fund” or a “Fund”). The Schroder North American Equity Fund seeks long-term capital growth.
Schroder Series Trust (“SST”) is an open-end series management investment company registered under the Investment Company Act. SST was organized as a business trust under the laws of The Commonwealth of Massachusetts on May 6, 1993. SST has an unlimited number of authorized shares, which are divided into five separate series. Included in this report are Schroder Emerging Markets Small Cap Fund, Schroder Core Bond Fund, Schroder Long Duration Investment-Grade Bond Fund, Schroder Short Duration Bond Fund and Schroder Total Return Fixed Income Fund (each a “Fund,” collectively, the “SST Funds,” and together with the SGST Fund, the “Funds” or “Trusts”), all of which are diversified funds. The Schroder Emerging Markets Small Cap Fund seeks long-term capital appreciation. The Schroder Core Bond Fund and Schroder Short Duration Bond Fund seek long-term total return consistent with the preservation of capital. The Schroder Total Return Fixed Income Fund seeks a high level of total return. The Schroder Long Duration Investment-Grade Bond Fund seeks to achieve a total return that exceeds that of the Fund’s benchmark, the Bloomberg Barclays U.S. Long Government/Credit Bond Index.
Schroder Core Bond Fund commenced operations January 31, 2018. Advisor Shares of the Schroder North American Equity Fund and Schroder Total Return Fixed Income Fund were terminated following the close of business on December 20, 2016.
At a meeting held on February 2, 2017, as part of the transition of the Funds to the SEI Advisors’ Inner Circle mutual fund platform (the “Transition”), shareholders of the Funds approved the election of the Trustees of Schroder Global Series Trust and Schroder Series Trust. At a meeting held on February 10, 2017, the Trustees approved the Transition, and overall responsibility to oversee the administration of the Funds transitioned to SEI Investments Global Funds Services and its affiliates. The Transition took place following the close of business on February 10, 2017.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be material.
The following is a summary of significant accounting policies followed by the Funds, which are in conformity with U.S. GAAP:
SECURITY VALUATION: Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party

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pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from our primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Trusts’ fair value procedures until an independent source can be secured. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, provided that it is determined the amortized cost continues to approximate fair value. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.
Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Funds’ Board of Trustees (the “Board”). The Funds’ fair value procedures are implemented through a fair value committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.
Swaps are marked-to-market daily based upon quotations from market makers and the resulting changes in market values, if any, are recorded as an unrealized gain or loss in the Statements of Operations.
Futures contracts that are traded on an exchange are valued at their last reported sales price as of the valuation date.
Options for which the primary market is a national securities exchange are valued at the last sale price on the exchange on which they are traded, or, in the absence of any sale, at the closing bid price for long positions and at the closing ask price for written options. Options not traded on a national securities exchange are valued at the last quoted bid price.
For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If SIMNA (the “Adviser”) of the Funds becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates net asset value, it may request that a Committee meeting be called. In addition, SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier

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October 31, 2018

from foreign exchanges or markets may not reflect market value at the time a Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the Administrator, the Administrator notifies the Adviser if a Fund is holding a relevant security that such limits have been exceeded. In such event, the Adviser makes the determination whether a Committee meeting should be called based on the information provided.
Schroder Emerging Markets Small Cap Fund uses MarkIt Fair Value (“MarkIt”) as a third party fair valuation vendor. MarkIt provides a fair value for foreign securities in the Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by MarkIt in the event that there is a movement in the U.S. markets that exceeds a specific threshold established by the Committee. The Committee establishes a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Fund values its non-U.S. securities that exceed the applicable “confidence interval” based upon the fair values provided by MarkIt. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by MarkIt are not reliable, the Adviser contacts the Administrator and can request that a meeting of the Committee be held.
If a local market in which the Fund owns securities is closed for one or more days, the Fund shall value all securities held in that corresponding currency based on the fair value prices provided by MarkIt using the predetermined confidence interval discussed above.
In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:
Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;
Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets,etc.);
Level 3 — Prices, inputs or proprietary modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).
Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.
For the year ended October 31, 2018, there have been no significant changes to the Funds’ fair valuation methodologies. Fair value measurement classifications are summarized in each Fund’s Schedule of Investments.
FEDERAL INCOME TAXES: It is the intention of each Fund to qualify, or continue to qualify, as a “regulated investment company” by complying with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended. If a Fund qualifies as a regulated investment company that is accorded special tax

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Notes to Financial Statements (continued)
October 31, 2018

treatment, the Fund will not be subject to Federal income taxes to the extent that, among other things, it distributes substantially all of its taxable income, including realized capital gains, for the fiscal year in a timely manner, to its shareholders in the form of dividends. In addition, as a result of distributing substantially all of their net investment income during each calendar year, capital gains and certain other amounts, if any, the Funds will not be subject to a Federal excise tax. The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50%) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last three tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.
As of, and during the year ended October 31, 2018, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Funds did not incur any tax-related interest or penalties.
FOREIGN TAXES: The Emerging Markets Small Cap Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Emerging Markets Small Cap Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. The Emerging Markets Small Cap Fund has accrued foreign tax in the amount of $122 presented on the Statement of Assets and Liabilities.
INVESTMENT TRANSACTIONS: Investment security transactions are recorded as of trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost. Capital gain taxes on securities in certain foreign countries are accrued on unrealized appreciation and are due when realized.
INVESTMENT INCOME: Dividend income is recorded on the ex-dividend date. Interest income and expense is recorded on an accrual basis. Discounts and premiums on fixed income securities are accreted and amortized using the effective interest method. Realized gains (losses) on paydowns of mortgage-backed and asset-backed securities are recorded as an adjustment to interest income.
EXPENSES: Expenses are recorded on an accrual basis. Many of the expenses of the Funds can be directly attributable to a specific Fund. Expenses not directly attributable to a specific Fund are allocated among the Funds based on relative average net assets or another appropriate methodology. Class specific expenses are borne by that class. Fund expenses are pro-rated to the respective classes based on relative net assets.
CLASSES OF SHARES: Income, realized and unrealized gains and losses of a Fund are prorated to the respective classes of shares based on relative net assets.
CASH: Idle cash may be swept into various overnight sweep accounts and is classified as cash on the Statements of Assets and Liabilities. The Funds maintain cash in bank deposit accounts which, at times may exceed United States federally insured limits. Amounts invested are available on the same business day.
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Dividends and distributions to shareholders from net investment income are declared and distributed at least annually for North American Equity Fund and Emerging Markets Small Cap Fund, and monthly for Schroder Core Bond Fund, Schroder Short Duration Bond Fund and Schroder Long Duration Investment-Grade Bond Fund. Schroder Total Return Fixed Income Fund declares dividends to shareholders from net investment income daily and distributes these dividends monthly. Distributions to shareholders from net realized capital gains, if any, are declared and distributed at least annually for each of the Funds.

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Notes to Financial Statements (continued)
October 31, 2018

FOREIGN CURRENCY: Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. Each Fund generally bifurcates that portion of realized gains (losses) on investments in debt securities which is attributed to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. That portion of gains (losses) is included in the “Statements of Operations” under “Net realized gain (loss) on foreign currencies.” For foreign equity securities, these changes are included in the “Statements of Operations” under “Net realized and unrealized gain (loss) on investments.” Each Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes. Certain Funds may enter into forward foreign currency contracts to protect the U.S. dollar value of the underlying portfolio of securities against the effect of possible adverse movements in foreign exchange rates. Certain Funds may also seek to gain currency exposure or otherwise attempt to increase a Fund’s total return by holding such forward foreign currency contracts. Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such forward foreign currency transactions are recorded daily as unrealized gain or loss; realized gain or loss includes net gain or loss on transactions that have terminated by settlement or by the Funds entering into offsetting commitments.
WHEN-ISSUED SECURITIES: Certain Funds may purchase securities on a when-issued, delayed delivery, or forward commitment basis, including TBAs, during the period covered by this report. These transactions involve a commitment by the Fund to purchase a security for a predetermined price or yield, with payments and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. These transactions may increase the overall investment exposure for a Fund (and so may create investment leverage) and involve a risk of loss if the value of the securities declines prior to the settlement date.
CONVERTIBLE SECURITIES: Certain Funds may invest in securities that are convertible into preferred and common stocks, and so subject to the risks of investments in both debt and equity securities. The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying preferred and common stocks and, therefore, also will react to variations in the general market for equity securities.
FUTURES: To the extent consistent with its investment objective and strategies, the Funds use futures contracts for tactical hedging purposes as well as to enhance the Funds’ return. Initial margin deposits of cash or securities are made upon entering into futures contracts. Financial futures contracts are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as “variation margin”) are accounted for as unrealized appreciation (depreciation). When the futures contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the futures contract. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are found on the Statements of Operations as a component of net realized gain (loss) on futures contracts and net change in unrealized appreciation (depreciation) on futures contracts, respectively.
Futures contracts involve leverage and are subject to market risk that may exceed the amounts recognized in the Statements of Assets and Liabilities. Risks arise from the possible significant movements in prices. The change in value of futures contracts primarily corresponds to the value of the securities or other index or amount underlying the contracts, but may not precisely correlate with the change in value of such

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Notes to Financial Statements (continued)
October 31, 2018

securities or other index or amount. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market.
Refer to each Fund’s Schedule of Investments for details regarding open futures contracts as of October 31, 2018, if applicable.
OPTION/SWAPTION TRANSACTIONS: Certain Funds may purchase and write call and put options on securities, securities indices, swaps (“swaptions”) and foreign currencies, provided such options/swaptions are traded on a national securities exchange or an over-the-counter market. When any of the Funds writes or purchases a covered call or put option/swaption, an amount equal to the premium received is included in that Fund’s statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option/swaption. If an option/swaption expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option/swaption is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option/swaption is exercised, the cost of the security acquired is decreased by the premium originally received. As writer of an option/swaption, the Fund has no control over whether the underlying securities are subsequently sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security or index underlying the written option/swaption. When any of the Funds purchases a call or put option/swaption, an amount equal to the premium paid is included in that Fund’s statement of assets and liabilities as an investment, and is subsequently marked-to-market to reflect the current market value of the option/swaption. If an option/swaption expires on the stipulated expiration date or if a Fund enters into a closing sale transaction, a gain or loss is realized. If a Fund exercises a call, the cost of the security acquired is increased by the premium paid for the call. If a Fund exercises a put option/swaption, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options/swaptions are non-income producing securities. The option/swaption techniques utilized are generally to hedge against changes in interest rates, foreign currency exchange rates or securities prices in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by a Fund, to reduce the volatility of the currency exposure associated with an investment in non-U.S. securities, or as an efficient means of adjusting exposure to the bond, equity and currency markets.
Refer to each Fund’s Schedule of Investments for details regarding open option/swaption contracts as of October 31, 2018, if applicable.
SWAP AGREEMENTS: Certain Funds may enter into swap agreements, including credit default swaps and interest rate swaps and other types of exchange-traded or over-the-counter transactions with broker-dealers or other financial institutions. Depending on their structures, swap agreements may increase or decrease a Fund’s exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. The value of a Fund’s swap positions would increase or decrease depending on the changes in value of the underlying rates, currency values, or other indices or measures. Swap agreements are privately negotiated in the over-the counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”).
In a “credit default” swap transaction, one party pays what is, in effect, an insurance premium through a stream of payments to another party in exchange for the right to receive a specified return in an event of default (or similar events) by a third party on its obligations. Therefore, in a credit default swap, a Fund may pay a premium and, in return, have the right to put certain bonds or loans to the counterparty upon default by the issuer of such bonds or loans (or similar events) and to receive in return the par value of such bonds or loans (or another agreed upon amount). A Fund could also receive the premium referenced above, and

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Notes to Financial Statements (continued)
October 31, 2018

be obligated to pay a counterparty the par value of certain bonds or loans upon a default (or similar event) by the issuer. A Fund’s ability to realize a profit from such transactions will depend on the ability of the financial institutions with which it enters into the transactions to meet their obligations to the Fund. Under certain circumstances, suitable transactions may not be available to a Fund, or a Fund may be unable to close out its position under such transactions at the same time, or at the same price, as if it had purchased comparable publicly traded securities.
“Interest rate” swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. “Inflation- linked” swaps are used to transfer inflation risk from one party to another through an exchange of cash flows. In an inflation-linked swap, one party pays a fixed rate on a notional principal amount, while the other party pays a floating rate linked to an inflation index, such as the Consumer Price Index. The Funds could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. A Fund’s ability to engage in certain swap transactions may be limited by tax considerations.
Swaps are marked-to-market daily and the resulting changes in market values, if any, are recorded as an unrealized gain or loss in the Statement of Operations. Net payments of interest are recorded as realized gains or losses. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities.
Legislative and regulatory reforms, including the Dodd-Frank Wall Street Reform and Consumer Protection Act, have resulted in new regulation of swap agreements, including clearing, margin, reporting, recordkeeping and registration requirements. New regulations could, among other things, restrict a Fund’s ability to engage in swap transactions (for example, by making certain types of swap transactions no longer available to a Fund) and/or increase the costs of such swap transactions (for example, by increasing margin or capital requirements), and a Fund may as a result be unable to execute its investment strategies in a manner the Fund might otherwise choose.
There were no open swap contracts held by the Funds as of October 31, 2018.
CUSTODY OFFSET: The Funds have an arrangement with the custodian whereby interest earned on uninvested cash balances is used to offset a portion of the custodian fees. The amounts are included in custodian fees and custody offset on the Statements of Operations.
OFFERING COSTS: During the period ended October 31, 2018, the Schroder Core Bond Fund commenced operations and incurred offering costs of $50,254, which are being amortized to expense over a twelve month period. As of October 31, 2018, the Schroder Core Bond Fund had $7,105 remaining to be amortized.
NOTE 3 — INVESTMENT ADVISORY FEES, ADMINISTRATION AGREEMENTS AND DISTRIBUTION PLANS
The Funds have entered into investment advisory agreements with SIMNA. Under these agreements, SIMNA provides investment management services and is entitled to receive compensation for its services, payable monthly for the SGST Fund and the SST Funds, at the following annual rates based on average daily net assets of each Fund taken separately. No changes to the management fee rates the Funds pay to SIMNA occurred due to the Transition. In order to limit the expenses of the R6 and Investor Shares of certain Funds, as applicable, SIMNA has contractually agreed to waive management fees, pay and/or reimburse the applicable Fund for expenses through February 28, 2019, to the extent that the total annual fund operating expenses of a Fund (other than acquired fund fees and expenses, other indirect acquired fund expenses, interest, taxes, and extraordinary expenses) allocable to each share class exceed the following annual rates (based on the average daily net assets attributable to each share class):

Schroder Mutual Funds

Notes to Financial Statements (continued)
October 31, 2018

		Expense Limitation
	Management Fee	R6 Shares	Investor Shares
Schroder North American Equity Fund	0.25%	N/A	N/A
Schroder Emerging Markets Small Cap Fund (1)	1.15%	1.35%	1.50%
Schroder Core Bond Fund	0.25%	0.32%	N/A
Schroder Long Duration Investment-Grade Bond Fund (2)	0.25%	N/A	0.32%
Schroder Short Duration Bond Fund (3)	0.25%	0.32%	0.47%
Schroder Total Return Fixed Income Fund	0.25%	N/A	0.40%

(1)	Prior to July 1, 2017, the management fee was 1.25%, and the expense limitations were 1.50% for R6 Shares and 1.65% for Investor Shares.
(2)	Prior to April 1, 2018, the management fee was 0.33%. Prior to February 28, 2018, the expense limitation was 0.39% for Investor Shares.
(3)	Prior to April 1, 2018, the management fee was 0.29%. Prior to February 28, 2018, the expense limitations were 0.39% for R6 Shares and 0.54% for Investor Shares.
N/A — Fund is not currently subject to the expense limitation agreement or Share Class is not currently offered.
SIMNA has retained its affiliate Schroder Investment Management North America Limited (“SIMNA Ltd.”) to serve as sub-adviser responsible for the portfolio management of Schroder North American Equity Fund and Schroder Emerging Markets Small Cap Fund. During the reporting period, SIMNA paid SIMNA Ltd. the following percentage of the investment advisory fees it received from Schroder North American Equity Fund and Schroder Emerging Markets Small Cap Fund, after waivers, as set forth below.
Effective October 16, 2017:
Fund	Percentage of Fees Paid to SIMNA Ltd.
Schroder North American Equity Fund	58.5%
Schroder Emerging Markets Small Cap Fund	58.5%

Prior to October 16, 2017
Fund	Percentage of Fees Paid to SIMNA Ltd.
Schroder North American Equity Fund	49.5%
Schroder Emerging Markets Small Cap Fund	49.5%

Each Trust has entered into an administration agreement with SEI Investments Global Funds Services (“SEI” or the “Administrator”), under which the Administrator provides administrative services to the Trust. For these services, the Administrator is paid a fee, which varies based on the average daily net assets of each Fund, subject to certain minimums.
Prior to February 10, 2017, Schroder Fund Advisors LLC (“SFA”), a wholly-owned subsidiary of SIMNA, provided administrative services to the SGST Fund pursuant to an administration agreement between SFA and the Trust. For its services, SFA received no compensation for its services for the SGST Fund. Additionally, prior to February 10, 2017, the Administrator provided sub-administrative and accounting services to the SGST Fund pursuant to a Sub-Administration and Accounting Agreement among the Trust, SFA and the Administrator.

Schroder Mutual Funds

Notes to Financial Statements (continued)
October 31, 2018

Each Trust and SEI Investments Distribution Co., (“SIDCO”), a wholly-owned subsidiary of SEI Investments, and an affiliate of the Administrator, are parties to a distribution agreement (the “Distribution Agreement”), whereby SIDCO acts as principal underwriter for the Trusts’ shares.
Each Fund has adopted a shareholder servicing plan under which a shareholder servicing fee of up to 0.15% of average daily net assets of Investor Shares of the Funds will be paid to financial intermediaries.
SIMNA or its affiliates may, from time to time, also make payments to financial intermediaries for sub-administration, sub-transfer agency, or other shareholder services or distribution, out of their own resources.
NOTE 4 — DERIVATIVE CONTRACTS
Derivative instruments and hedging activities require enhanced disclosures about the Funds’ derivative and hedging activities, including how such activities are accounted for and their effect on the Funds’ financial position, performance, and cash flows.
The fair value of derivative instruments as of October 31, 2018, was as follows:
Fund	Statement of Assets and Liabilities Location	Asset Derivatives	Liability Derivatives
Schroder North American Equity Fund
Equity contracts
Futures contracts	Unrealized appreciation/(depreciation) on futures contracts*	$—	$(1,610,964)
Foreign exchange contracts
Forward contracts	Unrealized appreciation/(depreciation) on forward foreign currency contracts	298,597	—
		$298,597	$(1,610,964)

Schroder Short Duration Bond Fund
Interest rate contracts
Futures contracts	Unrealized appreciation/(depreciation) on futures contracts*	$—	$(11,228)
		$—	$(11,228)

Schroder Total Return Fixed Income Fund
Interest rate contracts
Futures contracts	Unrealized appreciation/(depreciation) on futures contracts*	$5,570	$(146,482)
Foreign exchange contracts
Forward contracts	Unrealized appreciation/(depreciation) on forward foreign currency contracts	—	(57,333)
		$5,570	$(203,815)

* Unrealized appreciation/(depreciation) on futures contracts is included in total distributable earnings (loss).

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2018, was as follows:
The amount of net realized gain (loss) and change in unrealized appreciation (depreciation) on derivatives:

Schroder Mutual Funds

Notes to Financial Statements (continued)
October 31, 2018

Fund	Net Realized Gain/(Loss)*	Change in Unrealized Appreciation (Depreciation)**	Total
Schroder North American Equity Fund
Equity contracts
Futures contracts	$(53,908)	$(1,981,237)	$(2,035,145)
Foreign exchange contracts
Forward contracts	342,966	(52,607)	290,359
	$289,058	$(2,033,844)	$(1,744,786)

Schroder Short Duration Bond Fund
Interest rate contracts
Futures contracts	$(65,084)	$(1,076)	$(66,160)

Schroder Total Return Fixed Income Fund
Interest rate contracts
Futures contracts	$(335,015)	$(20,817)	$(355,832)
Purchased options contracts	(5,108)	1,046	(4,062)
Foreign exchange contracts
Forward contracts	63,786	(117,952)	(54,166)
Credit contracts
Swap contracts	(84,220)	70,273	(13,947)
	$(360,557)	$(67,450)	$(428,007)

*
Futures contracts are included in net realized loss on futures, forward contracts are included in net realized gain (loss) on forward foreign currency contracts, swap contracts are included in net realized loss on swap contracts, options are included in net realized loss on purchased options.

**
Futures contracts are included in change in unrealized depreciation on futures, forward contracts are included in change in unrealized appreciation (depreciation) on forward foreign currency contracts, options are included in change in unrealized appreciation on purchased options and swap contracts are included in change in unrealized appreciation on swap contracts.

The following table discloses the volume of the futures contracts, forward foreign currency contracts, options contracts and swap contracts during the year ended October 31, 2018:
	Schroder North American Equity Fund	Schroder Short Duration Bond Fund	Schroder Total Return Fixed Income Fund
Futures Contracts:
Average Monthly Market Value Balance Long	$19,108,710	$3,728,597	$10,041,910
Average Monthly Market Value Balance Short	—	(668,894)	(4,704,918)

Forward Foreign Currency Contracts:
Average Monthly Notional Contracts Purchased	$—	$—	$(166,837)
Average Monthly Notional Contracts Sold	11,551,338		742,750

Options Contracts:
Average Monthly Market Value of Options	$—	$—	$339

Swap Contracts:
Average Monthly Market Value of Centrally Cleared Swaps	$—	$—	$(105,044)

Schroder Mutual Funds

Notes to Financial Statements (continued)
October 31, 2018

In accordance with the authoritative guidance under U.S. GAAP, “Disclosures about Offsetting Assets and Liabilities” entities are required to disclose information about financial instruments and derivative instruments that have been offset or that are subject to enforceable master netting agreements. The Funds do not offset such instruments on the Statement of Assets and Liabilities, rather such instruments are presented on a gross basis.
The following is a summary by derivative type of the market value of over the counter (“OTC”) financial derivative instruments and collateral (received)/pledged by counterparty as of October 31, 2018:
	Gross Assets-Recognized in the Statement of Assets and Liabilities	Gross Liabilities-Recognized in the Statement of Assets and Liabilities	Net Amount Available to be Offset	Cash Collateral Pledged or (Received) †	Net Amount ‡
Schroder North American Equity Fund
	Forward Contracts	Forward Contracts
JPMorgan Chase Bank	$298,597	$—	$298,597	$—	$298,597

Schroder Total Return Fixed Income Fund
	Forward Contracts	Forward Contracts
JPMorgan Chase Bank	$—	$(57,333)	$(57,333)	$—	$(57,333)

†	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.
‡
Net amount represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity.

NOTE 5 — REDEMPTION FEES
Schroder Emerging Markets Small Cap Fund generally imposes a 2.00% redemption fee on shares redeemed (including in connection with an exchange) two months or less from their date of purchase. These fees, which are not sales charges, are retained by the Fund and not paid to SIDCO or any other entity. The redemption fees are included in the Statements of Changes in Net Assets under “Redemption fees,” and are included as part of “Capital paid-in” on the Statements of Assets and Liabilities. There were no redemption fees retained for the years ended October 31, 2018 and October 31, 2017.
NOTE 6 — INVESTMENT TRANSACTIONS
Purchases and proceeds from sales and maturities of investments, excluding short-term and U.S. Government securities for each Fund, for the year ended October 31, 2018 were as follows:
	Purchases	Sales and Maturities
Schroder North American Equity Fund	$469,761,605	$610,742,639
Schroder Emerging Markets Small Cap Fund	873,807	813,206
Schroder Core Bond Fund	5,108,017	2,041,566
Schroder Long Duration Investment-Grade Bond Fund	15,915,205	19,508,684
Schroder Short Duration Bond Fund	5,658,815	5,168,603
Schroder Total Return Fixed Income Fund	17,638,738	35,759,417

Schroder Mutual Funds

Notes to Financial Statements (continued)
October 31, 2018

Purchases and proceeds from sales and maturities of U.S. Government securities for the year ended October 31, 2018 were as follows:
	Purchases	Sales and Maturities
Schroder Core Bond Fund	$16,621,855	$10,928,935
Schroder Long Duration Investment-Grade Bond Fund	29,752,891	23,385,812
Schroder Short Duration Bond Fund	8,923,505	8,818,177
Schroder Total Return Fixed Income Fund	22,610,299	27,102,113

NOTE 7 — FEDERAL INCOME TAXES
Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either temporary or permanent in nature. Any permanent differences, which may result in distribution reclassifications, are primarily due to differing treatments for gains resulting from investments in passive foreign investment companies, equalization distribution, reclassifications of long-term capital gain distributions on real estate investment trust securities, partnership investments, foreign currency transactions and paydowns. Distributions from short-term gains and from gains on foreign currency transactions are treated as distributions from ordinary income for tax purposes.
At October 31, 2018, the Funds reclassified the following permanent amounts between capital paid-in, undistributed net investment income and accumulated realized gain (loss):
	Distributable Earnings (Loss)*
	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Realized Gain (Loss)	Increase (Decrease) Capital Paid-in
Schroder North American Equity Fund	$364,978	$(364,930)	$(48)
Schroder Emerging Markets Small Cap Fund	17,259	(17,259)	—
Schroder Core Bond Fund	995	(995)	—
Schroder Long Duration Investment-Grade Bond Fund	—	—	—
Schroder Short Duration Bond Fund	3,474	(3,474)	—
Schroder Total Return Fixed Income Fund	(240,979)	240,979	—

*
The reporting simplification amendments to Regulation S-X simplifies the reporting requirements for Registered Investment Companies by combining the components of net assets attributable to Undistributed Net Investment Income, Accumulated Net Realized Gain/Loss, and Unrealized Gain/Loss to one line item “Total Distributable Earnings (Loss)”. The table above provides the tax characteristics of distributable earnings (loss) which are included in Total distributable earnings (loss).

Schroder Mutual Funds

Notes to Financial Statements (continued)
October 31, 2018

The tax character of dividends and distributions declared during the years or periods ended October 31, 2018 and October 31, 2017, was as follows:
	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
Schroder North American Equity Fund
2018	$32,669,411	$24,894,979	$—	$57,564,390
2017	24,298,359	27,381,132	—	51,679,491
Schroder Emerging Markets Small Cap Fund
2018	45,427	314,600	—	360,027
2017	578,111	102,320	—	680,431
Schroder Core Bond Fund
2018	573,056	—	—	573,056
Schroder Long Duration Investment-Grade Bond Fund
2018	2,902,410	—	—	2,902,410
2017	4,130,015	501,764	—	4,631,779
Schroder Short Duration Bond Fund
2018	343,185	—	—	343,185
2017	270,060	—	—	270,060
Schroder Total Return Fixed Income Fund
2018	1,417,244	—	379,779	1,797,023
2017	1,503,800	—	397,236	1,901,036

As of October 31, 2018, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Unrealized Appreciation (Depreciation)	Other Temporary Differences	Total Distributable Earnings (Accumulated Losses)
Schroder North American Equity Fund	$26,359,809	$64,733,192	$—	$298,746,191	$(33)	$389,839,159
Schroder Emerging Markets Small Cap Fund	39,986	67,552	—	51,886	(49)	159,375
Schroder Core Bond Fund	5,962	—	(71,021)	(934,306)	—	(999,365)
Schroder Long Duration Investment-Grade Bond Fund	19,520	—	(1,001,417)	(7,096,518)	—	(8,078,415)
Schroder Short Duration Bond Fund	2,011	—	(139,535)	(184,699)	—	(322,223)
Schroder Total Return Fixed Income Fund	—	—	(4,657,546)	(1,161,467)	(119,147)	(5,938,160)

Schroder Mutual Funds

Notes to Financial Statements (continued)
October 31, 2018

Each Fund may use its tax basis capital loss carryforwards listed above to offset taxable capital gains realized in subsequent years for federal income tax purposes. If a Fund incurs or has incurred net capital losses in taxable years beginning after December 22, 2010 (“post-RIC Mod losses”), those losses will be carried forward to one or more subsequent taxable years without expiration; any such carryforward losses will retain their character as short-term or long-term.
The Funds listed below have the following post-RIC Mod losses, which do not expire:
	Short-Term Loss	Long-Term Loss	Total
Schroder Core Bond Fund	$53,069	$17,952	$71,021
Schroder Long Duration Investment-Grade Bond Fund	920,761	80,656	1,001,417
Schroder Short Duration Bond Fund	67,106	72,429	139,535
Schroder Total Return Fixed Income Fund	1,321,742	3,335,804	4,657,546

For Federal income tax purposes, the difference between Federal tax cost and book cost primarily relates to the timing of recognition of gains and losses on investments for tax and book purposes, investments in publicly traded partnerships and wash sales.
At October 31, 2018, the identified cost for Federal income tax purposes of investments, including derivatives, owned by each Fund and their respective gross unrealized appreciation and depreciation were as follows:
	Identified Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Schroder North American Equity Fund	$625,181,652	$330,670,931	$(31,924,740)	$298,746,191
Schroder Emerging Markets Small Cap Fund	1,728,309	285,582	(233,470)	52,112
Schroder Core Bond Fund	38,599,135	1,982	(936,288)	(934,306)
Schroder Long Duration Investment-Grade Bond Fund	104,572,169	177,294	(7,273,812)	(7,096,518)
Schroder Short Duration Bond Fund	15,248,254	3,387	(188,086)	(184,699)
Schroder Total Return Fixed Income Fund	41,637,385	55,255	(1,216,722)	(1,161,467)

NOTE 8 — IN-KIND TRANSFERS
On January 31, 2018, the Schroder Core Bond Fund issued shares for an in-kind subscription.
	Shares Issued	Value of Securities	Cash	Total
Schroder Core Bond Fund	2,005,476	$19,836,159	$218,606	$20,054,765

On June 5, 2018, the Schroder Core Bond Fund and Schroder Long Duration Investment-Grade Bond Fund issued shares for an in-kind subscription.
	Shares Issued	Value of Securities	Cash	Total
Schroder Core Bond Fund	1,004,476	$9,466,972	$396,987	$9,863,959
Schroder Long Duration Investment-Grade Bond Fund	3,334,002	27,804,628	267,666	28,072,294

Schroder Mutual Funds

Notes to Financial Statements (continued)
October 31, 2018

NOTE 9 — PORTFOLIO INVESTMENT RISKS
Below are summaries of some, but not all, of the principal risks of investing in one or more of the Funds, each of which could adversely affect a Fund’s NAV, yield and total return. Each risk listed below does not necessarily apply to each Fund, and you should read each Fund’s prospectus carefully for a description of the principal risks associated with investing in a particular Fund.
Schroder Emerging Markets Small Cap Fund has a relatively large portion of its assets invested in companies or issuers domiciled in particular foreign countries, including emerging markets. The Fund may be more susceptible to political, social and economic events adversely affecting those countries and such issuers.
Schroder Emerging Markets Small Cap Fund may invest more than 25% of its total assets in issuers located in any one country or group of countries. When a Fund invests in a foreign country, it is susceptible to a range of factors that could adversely affect its holdings in issuers of that country, including political and economic developments and foreign exchange-rate fluctuations. As a result of investing substantially in a single country, the value of the Fund’s assets may fluctuate more widely than the value of shares of a comparable fund with a lesser degree of geographic concentration. The Funds may invest in countries with limited or developing capital markets. Investments in these markets may involve greater risk than investments in more developed markets.
Schroder Total Return Fixed Income Fund and Schroder Short Duration Bond Fund invest a portion of their assets in securities of issuers that hold mortgage securities, including subprime mortgage securities. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.
Schroder Short Duration Bond Fund and Schroder Long Duration Investment-Grade Bond Fund invest a portion of their assets in municipal bonds. Municipal bonds are investments of any maturity issued by states, public authorities or political subdivisions to raise money for public purposes; they include, for example, general obligations of a state or other government entity supported by its taxing powers to acquire and construct public facilities, or to provide temporary financing in anticipation of the receipt of taxes and other revenue. They also include obligations of states, public authorities or political subdivisions to finance privately owned or operated facilities or public facilities financed solely by enterprise revenues. The values of municipal obligations that depend on a specific revenue source to fund their payment obligations may fluctuate as a result of changes in the cash flows generated by the revenue source or changes in the priority of the municipal obligation to receive the cash flows generated by the revenue source. Changes in law or adverse determinations by the Internal Revenue Service or a state tax authority could make the income from some of these obligations taxable.
The yields on municipal bonds depend on a variety of factors, including general money market conditions, effective marginal tax rates, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of nationally recognized securities rating agencies represent their opinions as to the credit quality of the municipal bonds.
A Fund may enter into derivative transactions including futures contracts, options, and swap contracts. Derivatives are financial contracts whose values depend on, or derive from, the value of an underlying asset, reference rate, or index. A Fund’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments.

Schroder Mutual Funds

Notes to Financial Statements (continued)
October 31, 2018

Derivatives are subject to liquidity risk, interest rate risk, and credit risk, and the risk that a derivative transaction may not have the effect the Funds’ adviser anticipated. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate, or index. Derivative transactions typically involve leverage and may be highly volatile. Use of derivatives other than for hedging purposes may be considered speculative and may have the effect of creating investment leverage, and when a Fund invests in a derivative instrument it could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions when that would be beneficial. Additional principal risks for the Funds can be found in the prospectus.
NOTE 10 — BENEFICIAL INTEREST
The following table shows the number of shareholders each owning of record, or to the knowledge of the Funds beneficially, 5% or more of shares of a Fund outstanding as of October 31, 2018 and the total percentage of shares of the Fund held by such shareholders. The table includes omnibus accounts that hold shares on behalf of many shareholders.

	5% or Greater Shareholders
	Number	% of Fund Held
Schroder North American Equity Fund, Investor Shares	2	98.55%
Schroder Emerging Markets Small Cap Fund, R6 Shares	1	100.00
Schroder Emerging Markets Small Cap Fund, Investor Shares	1	99.95
Schroder Core Bond Fund, R6 Shares	4	100.00
Schroder Long Duration Investment-Grade Bond Fund, Investor Shares	3	95.07
Schroder Short Duration Bond Fund, R6 Shares	1	97.72
Schroder Short Duration Bond Fund, Investor Shares	1	99.99
Schroder Total Return Fixed Income Fund, Investor Shares	5	82.11

One account shown above holding 100.00% of the Schroder Emerging Markets Small Cap Fund R6 Shares, 99.95% of the Schroder Emerging Markets Small Cap Fund Investor Shares, 97.72% of the Schroder Short Duration Bond Fund R6 Shares and 99.99% of the Schroder Short Duration Bond Fund Investor Shares is owned by an affiliate of SIMNA.
NOTE 11 — LINE OF CREDIT
The Funds entered into a credit agreement on October 6, 2008, as amended from time to time, that enables them to participate in a $12.5 million committed revolving line of credit with JPMorgan Chase Bank, N.A. Any advance under the line of credit is contemplated primarily for temporary or emergency purposes, or to finance the redemption of the shares of a shareholder of the borrower. Interest is charged to the Funds based on their borrowings at the current reference rate. The Funds pay their pro rata portion of an annual commitment fee of 0.20% on the total amount of the credit facility. There were no borrowings under the line of credit for the year ended October 31, 2018.
NOTE 12 — CAPITAL SHARE TRANSACTIONS
Capital share transactions for the year or period ended October 31, 2018 and the year ended October 31, 2017, were as follows:

Schroder Mutual Funds

Notes to Financial Statements (continued)
October 31, 2018
	North American Equity Fund		Emerging Markets Small Cap Fund		Core Bond Fund
	2018	2017	2018	2017	2018(a)
R6 Shares:
Sales of shares	N/A	N/A	—	293,005	1,034,494
Reinvestment of distributions	N/A	N/A	30,920	60,342	45,037
Issued in connection with in-kind transfer	N/A	N/A	—	—	3,009,952
Redemption of shares	N/A	N/A	—	(1,498,891)	(153,197)
Net increase (decrease) in R6 Shares	N/A	N/A	30,920	(1,145,544)	3,936,286
Investor Shares:
Sales of shares	623,817	1,602,051	—	—	N/A
Reinvestment of distributions	3,407,792	3,435,994	386	—	N/A
Redemption of shares	(8,476,332)	(5,188,404)	—	—	N/A
Net increase (decrease) in Investor Shares	(4,444,723)	(150,359)	386	—	N/A
Advisor Shares*:
Sales of shares	—	23	N/A	N/A	N/A
Reinvestment of distributions	—	532	N/A	N/A	N/A
Redemption of shares	—	(12,200)	N/A	N/A	N/A
Net decrease in Advisor Shares	—	(11,645)	N/A	N/A	N/A

	Long Duration Investment-Grade Bond Fund		Short Duration Bond Fund		Total Return Fixed Income Fund
	2018	2017	2018	2017	2018	2017
R6 Shares:
Sales of shares	N/A	N/A	61,437	124,503	N/A	N/A
Reinvestment of distributions	N/A	N/A	34,612	959	N/A	N/A
Redemption of shares	N/A	N/A	(155,999)	(930,673)	N/A	N/A
Net decrease in R6 Shares	N/A	N/A	(59,950)	(805,211)	N/A	N/A
Investor Shares:
Sales of shares	1,085,179	557,088	—	—	736,428	1,176,006
Reinvestment of distributions	336,570	532,720	224	—	159,492	160,191
Issued in connection with in-kind transfer	3,334,002	—	—	—	—	—
Redemption of shares	(1,019,398)	(428,522)	—	(89,820)	(3,302,647)	(4,292,710)
Net increase (decrease) in Investor Shares	3,736,353	661,286	224	(89,820)	(2,406,727)	(2,956,513)
Advisor Shares*:
Reinvestment of distributions	N/A	N/A	N/A	N/A	—	290
Redemption of shares	N/A	N/A	N/A	N/A	—	(130,726)
Net decrease in Advisor Shares	N/A	N/A	N/A	N/A	—	(130,436)

(a) Fund commenced investment activities on January 31, 2018.
 * Advisor Shares terminated on December 20, 2016.
N/A — R6 or Investor Shares currently not offered. Advisor Shares were not offered by these funds.

Schroder Mutual Funds

Notes to Financial Statements (concluded)
October 31, 2018

NOTE 13 — REGULATORY MATTERS
On August 17, 2018, the SEC adopted amendments to Regulation S-X. These changes are effective for periods after November 5, 2018. The updates to Registered Investment Companies were mainly focused on simplifying the presentation of distributable earnings by eliminating the need to present the components of distributable earnings on a book basis in the Statement of Assets & Liabilities. The update also impacted the presentation of undistributed net investment income and distribution to shareholders on the Statement of Changes in Net Assets. The amounts presented in the current Statement of Changes in Net Assets represent the aggregated total distributions of net investment income and realized capital gains, except for distributions classified as return of capital which are still presented separately. The disaggregated amounts from the prior fiscal year are broken out below if there were both distributions from net investment income and realized capital gains. Otherwise, the amount on the current Statement of Changes for the prior fiscal year end represents distributions of net investment income:
	Net Investment Income	Net Realized Gains
Schroder North American Equity Fund
Investor Shares	$(17,040,884)	$(34,629,983)
Advisor Shares*	(2,399)	(6,225)
Schroder Emerging Markets Small Cap Fund
R6 Shares	(128,224)	(551,226)
Investor Shares	(172)	(809)
Schroder Long Duration Investment-Grade Bond Fund
Investor Shares	(2,352,791)	(2,278,988)
Schroder Short Duration Bond Fund
R6 Shares	(261,791)	(4,377)
Investor Shares	(3,712)	(180)

* Advisor Shares terminated on December 20, 2016.
NOTE 14 — NEW ACCOUNTING PRONOUNCEMENT
In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions and modifications to disclosures requirements for fair value measurements. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. At this time, management is currently evaluating the impact of this new guidance on the financial statements and disclosures.
NOTE 15 — SUBSEQUENT EVENTS
The Funds have evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were available to be issued. Based on this evaluation, no adjustments were required to the financial statements as of October 31, 2018.

Schroder Mutual Funds

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Schroder Global Series Trust and Schroder Series Trust and Shareholders of Schroder North American Equity Fund, Schroder Emerging Markets Small Cap Fund, Schroder Short Duration Bond Fund, Schroder Total Return Fixed Income Fund, Schroder Long Duration Investment-Grade Bond Fund and Schroder Core Bond Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Schroder North American Equity Fund (constituting Schroder Global Series Trust), Schroder Emerging Markets Small Cap Fund, Schroder Short Duration Bond Fund, Schroder Total Return Fixed Income Fund, Schroder Long Duration Investment-Grade Bond Fund and Schroder Core Bond Fund (constituting Schroder Series Trust) (hereinafter collectively referred to as the “Funds”) as of October 31, 2018, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2018, the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.
Fund	Statements of operations	Statements of changes in net assets
Schroder North American Equity Fund, Schroder Emerging Markets Small Cap Fund, Schroder Short Duration Bond Fund, Schroder Total Return Fixed Income Fund, Schroder Long Duration Investment-Grade Bond Fund
	For the year ended October 31, 2018	For the years ended October 31, 2018 and 2017
Schroder Core Bond Fund	For the period January 31, 2018 (inception) through October 31, 2018	For the period January 31, 2018 (inception) through October 31, 2018

Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.

Schroder Mutual Funds
Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 28, 2018
We have served as the auditor of one or more investment companies in Schroder Investment Management North America Inc. since 2003.

Schroder Mutual Funds

Information Regarding Review and Approval of Investment Advisory Contracts (unaudited)
RENEWAL OF INVESTMENT ADVISORY AGREEMENTS FOR THE SCHRODER MUTUAL FUNDS
Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Funds’ advisory and sub-advisory agreements must be renewed at least annually after their initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of Schroder Series Trust and Schroder Global Series Trust or by a vote of a majority of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the agreements or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.
A Board meeting was held on June 13, 2018 to decide whether to renew the following agreements (the “Agreements”) for additional one-year terms:

●
the management contract between Schroder Investment Management North America Inc. (the “Adviser”) and Schroder Series Trust, on behalf of the Schroder Emerging Markets Small Cap Fund and Schroder Short Duration Bond Fund;

●	the management contract between the Adviser and Schroder Series Trust, on behalf of the Schroder Long Duration Investment-Grade Bond Fund;
●	the management contract between the Adviser and Schroder Series Trust, on behalf of the Schroder Total Return Fixed Income Fund;
●	the investment advisory agreement between the Adviser and Schroder Global Series Trust, on behalf of the Schroder North American Equity Fund;
●
the sub-advisory agreement between the Adviser, Schroder Investment Management North America Ltd. (the “Sub-Adviser”) and Schroder Series Trust, on behalf of the Schroder Emerging Markets Small Cap Fund; and

●	the sub-advisory agreement between the Adviser, the Sub-Adviser and Schroder Global Series Trust, on behalf of the Schroder North American Equity Fund.

In preparation for the meeting, the Trustees requested that the Adviser and the Sub-Adviser furnish information necessary to evaluate the terms of the Agreements. Prior to the meeting, the Independent Trustees of the Funds met to review and discuss the information provided and submitted a request for additional information to the Adviser and the Sub-Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser, the Sub-Adviser and other service providers of the Funds presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreements for an additional year.
Specifically, the Board requested and received written materials from the Adviser, the Sub-Adviser and other service providers of the Funds regarding: (i) the nature, extent and quality of the Adviser’s and the Sub-Adviser’s services; (ii) the Adviser’s and the Sub-Adviser’s investment management personnel; (iii) the Adviser’s and the Sub-Adviser’s operations and financial condition; (iv) the Adviser’s and the Sub-Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the advisory fees paid to the Adviser and the Sub-Adviser and the Funds’ overall fees and operating expenses compared with peer groups of mutual funds; (vi) the level of the Adviser’s and the Sub-Adviser’s profitability from their relationships with the Funds, including both direct and indirect benefits accruing to the Adviser and the Sub-Adviser and their affiliates; (vii) the Adviser’s and the Sub-Adviser’s potential economies of scale; (viii) the Adviser’s and the Sub-Adviser’s compliance programs, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s and the Sub-Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Funds’ performance compared with peer groups of mutual funds and the Funds’ benchmark indices.

Schroder Mutual Funds

Information Regarding Review and Approval of Investment Advisory Contracts (unaudited)
Representatives from the Adviser and the Sub-Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate the Adviser’s and the Sub-Adviser’s services, fees and other aspects of the Agreements. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management, the Adviser and the Sub-Adviser.
At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser, the Sub-Adviser and other service providers of the Funds, renewed the Agreements. In considering the renewal of the Agreements, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser and the Sub-Adviser; (ii) the investment performance of the Funds and the Adviser and the Sub-Adviser; (iii) the costs of the services provided and profits realized by the Adviser and the Sub-Adviser from their relationships with the Funds, including both direct and indirect benefits accruing to the Adviser and the Sub-Adviser and their affiliates; (iv) the extent to which economies of scale are being realized by the Adviser and the Sub-Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.
Nature, Extent and Quality of Services Provided by the Adviser and the Sub-Adviser
In considering the nature, extent and quality of the services provided by the Adviser and the Sub-Adviser, the Board reviewed the portfolio management services provided by the Adviser and the Sub-Adviser to the Funds, including the quality and continuity of the Adviser’s and the Sub-Adviser’s portfolio management personnel, the resources of the Adviser and the Sub-Adviser, and the Adviser’s and the Sub-Adviser’s compliance histories and compliance programs. The Trustees reviewed the terms of the Agreements. The Trustees also reviewed the Adviser’s and the Sub-Adviser’s investment and risk management approaches for the Funds. The Trustees considered that the Adviser supervises and monitors the performance of the Sub-Adviser. The most recent investment adviser registration forms (“Form ADV”) for the Adviser and the Sub-Adviser were available to the Board, as were the responses of the Adviser and the Sub-Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser and the Sub-Adviser to the Funds.
The Trustees also considered other services provided to the Funds by the Adviser and the Sub-Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Funds’ investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Funds by the Adviser and the Sub-Adviser were sufficient to support renewal of the Agreements.
Investment Performance of the Funds, the Adviser and the Sub-Adviser
The Board was provided with regular reports regarding the Funds’ performance over various time periods. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ performance to their benchmark indices and peer groups of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser and the Sub-Adviser provided information regarding and led discussions of factors impacting the performance of the Funds, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Funds’ performance was satisfactory, or, where the Funds’ performance was materially below their benchmarks and/or peer groups, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser and the Sub-Adviser in an effort to improve the performance of the Funds. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser and the Sub-Adviser had been able to achieve for the Funds were sufficient to support renewal of the Agreements.

Schroder Mutual Funds

Information Regarding Review and Approval of Investment Advisory Contracts (unaudited)
Costs of Advisory Services, Profitability and Economies of Scale
In considering the advisory fees payable by the Funds to the Adviser, as well as the fees payable by the Adviser to the Sub-Adviser, the Trustees reviewed, among other things, a report of the advisory fees paid to the Adviser and the Sub-Adviser. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ net and gross expense ratios and advisory fees to those paid by peer groups of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser and the Sub-Adviser to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Funds and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Funds are subject. The Trustees also considered that the Adviser, not the Schroder Emerging Markets Small Cap Fund and the Schroder North American Equity Fund, paid the Sub-Adviser pursuant to the sub-advisory agreements. The Trustees evaluated both the fees under the sub-advisory agreements and the portion of the fees under the advisory agreement retained by the Adviser. The Board concluded, within the context of its full deliberations, that the advisory fees were reasonable in light of the nature and quality of the services rendered by the Adviser and the Sub-Adviser.
The Trustees reviewed the costs of services provided by and the profits realized by the Adviser and the Sub-Adviser from their relationship with the Funds, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and the Sub-Adviser and their affiliates. The Trustees considered how the Adviser’s and the Sub-Adviser’s profitability was affected by factors such as their organizational structures and methods for allocating expenses. The Trustees concluded that the profit margins of the Adviser and the Sub-Adviser with respect to the management of the Funds were not unreasonable. The Board also considered the Adviser’s and the Sub-Adviser’s commitment to managing the Funds and the Adviser’s willingness to continue its expense limitation and fee waiver arrangements with the Schroder Emerging Markets Small Cap Fund, the Schroder Long Duration Investment-Grade Bond Fund, the Schroder Short Duration Bond Fund and the Schroder Total Return Fixed Income Fund.
The Trustees considered the Adviser’s and Sub-Adviser’s views relating to economies of scale in connection with the Funds as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Funds and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Funds’ shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fees were reasonable in light of the information that was provided to the Trustees by the Adviser and the Sub-Adviser with respect to economies of scale.
Renewal of the Agreements
Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreements, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreements for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

Schroder Mutual Funds

Disclosure of Fund Expenses (unaudited)
We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a Schroder Mutual Fund, you incur ongoing costs, which include, among others, costs for portfolio management, administrative services, and shareholder reports (like this one), and in the case of Advisor Shares, distribution (12b-1) fees. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (May 1, 2018 to October 31, 2018).
The table below illustrates your Fund’s costs in two ways.

•
Actual expenses. This section helps you to estimate the actual expenses after fee waivers, if applicable, that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period.”

•
Hypothetical example for comparison purposes. This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had a return of 5% before expenses during the year, and that it incurred expenses at the rate of which it in the past did incur expenses. In this case, because the return used is not the Fund’s actual return, the results may not be used to estimate the actual ending balance of an account in the Fund over the period or expenses you actually paid. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses in this table based on a 5% return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs such as redemption fees, which are described in the Prospectus. If this fee were applied to your account, your costs would be higher.

Schroder Mutual Funds

Disclosure of Fund Expenses (unaudited) – (concluded)

	Beginning Account Value 5/1/18	Ending Account Value 10/31/18	Net Annualized Expense Ratios	Expenses Paid During Period*
Schroder North American Equity Fund
Actual Expenses
Investor Shares	$1,000.00	$1,035.90	0.33%	$1.69
Hypothetical Example for Comparison Purposes
Investor Shares	$1,000.00	$1,023.54	0.33%	$1.68

Schroder Emerging Markets Small Cap Fund
Actual Expenses
R6 Shares	$1,000.00	$804.10	1.35%	$6.14
Investor Shares	1,000.00	803.20	1.35	6.14
Hypothetical Example for Comparison Purposes
R6 Shares	$1,000.00	$1,018.40	1.35%	$6.87
Investor Shares	1,000.00	1,018.40	1.35	6.87

Schroder Core Bond Fund
Actual Expenses
R6 Shares	$1,000.00	$998.10	0.32%	$1.61
Hypothetical Example for Comparison Purposes
R6 Shares	$1,000.00	$1,023.59	0.32%	$1.63

Schroder Long Duration Investment-Grade Bond Fund
Actual Expenses
Investor Shares	$1,000.00	$965.50	0.32%	$1.59
Hypothetical Example for Comparison Purposes
Investor Shares	$1,000.00	$1,023.59	0.32%	$1.63

Schroder Short Duration Bond Fund
Actual Expenses
R6 Shares	$1,000.00	$1,008.40	0.32%	$1.62
Investor Shares	1,000.00	1,008.40	0.32	1.62
Hypothetical Example for Comparison Purposes
R6 Shares	$1,000.00	$1,023.59	0.32%	$1.63
Investor Shares	1,000.00	1,023.59	0.32	1.63

Schroder Total Return Fixed Income Fund
Actual Expenses
Investor Shares	$1,000.00	$996.69	0.40%	$2.01
Hypothetical Example for Comparison Purposes
Investor Shares	$1,000.00	$1,023.19	0.40%	$2.04

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the account period, multiplied by 184/365 (to reflect the one-half year period).

Schroder Mutual Funds
Trustees and Officers (unaudited)

Set forth below are the names, years of birth, positions with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Trustees.” Mr. Doran is a Trustee who may be deemed to be “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of his affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-800-464-3108. The following chart lists Trustees and Officers as of October 31, 2018.

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past 5 Years	Other Directorships Held in the Past 5 Years[4]
INTERESTED TRUSTEE[2,3]
WILLIAM M. DORAN (Born: 1940)	Chairman of the Board of Trustees (Since 2017)
Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003. Counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor. Secretary of SEI Investments since 1978.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund III, Gallery Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Investments, SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd., SEI Investments – Unit Trust Management (UK) Limited and SEI Investments Co. Director of the Distributor.
Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of SEI Liquid Asset Trust to 2016. Trustee of Winton Series Trust to 2017. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds and Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

INDEPENDENT TRUSTEES[3]
JOHN C. HUNT (Born: 1951)	Trustee and Lead Independent Trustee (Since 2017)	Retired since 2013. Consultant to Management, Convergent Capital Management, LLC (“CCM”) from 2012 to 2013. Managing Director and Chief Operating Officer, CCM from 1998 to 2012.
Current Directorships: Trustee of City National Rochdale Funds, The Advisors’ Inner Circle Fund III, and Gallery Trust.
Former Directorship: Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Member of Independent Committee of Nuveen Commodities Asset Management to 2016. Trustee of Winton Series Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

[1]
Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’sDeclaration of Trust.

[2]	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.
[3]	Trustees oversee 6 funds in fund complex of Schroder Series Trust and Schroder Global Series Trust.
[4]
Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

Schroder Mutual Funds

Trustees and Officers (unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past 5 Years	Other Directorships Held in the Past 5 Years[3]
INDEPENDENT TRUSTEES[2]
THOMAS P. LEMKE (Born: 1954)	Trustee (Since 2017)	Retired since 2013. Executive Vice President and General Counsel, Legg Mason, Inc. from 2005 to 2013.
Current Directorships: Trustee of The Advisors’ Inner Circle Fund III, Gallery Trust and JP Morgan ActiveETFs.
Former Directorships: Trustee of Munder Funds to 2014. Director of Victory Funds to 2015. Trustee of O’Connor EQUUS (closed end investment company) to 2016. Trustee of Winton Series Trust and AXA Premier VIP Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

JAY C. NADEL (Born: 1958)	Trustee (Since 2017)	Self-Employed Consultant since 2004. Executive Vice President, Bank of New York Broker Dealer from 2002 to 2004. Partner/Managing Director, Weiss Peck & Greer/Robeco from 1986 - 2001.
Current Directorships: Trustee of City National Rochdale Funds, The Advisors’ Inner Circle Fund III and Gallery Trust.
Former Directorships: Trustee of Rochdale Investment Trust to 2013. Trustee of Winton Series Trust to 2017. Director of Lapolla Industries, Inc. to 2017. Trustee of Winton Diversified Opportunities Trust (closed-end investment company) to 2018.

RANDALL S. YANKER (Born: 1960)	Trustee (Since 2017)	Co-Founder and Senior Partner, Alternative Asset Managers, L.P. since 2004.
Current Directorships: Trustee of The Advisors’ Inner Circle Fund III and Gallery Trust. Independent Non-Executive Director of HFA Holdings Limited.
Former Directorship: Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of Winton Series Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

OFFICERS
MICHAEL BEATTIE (Born: 1965)	President (Since 2017)	Director of Client Service, SEI Investments Company, since 2004.	None.
JAMES BERNSTEIN (Born: 1962)	Vice President and Assistant Secretary (Since 2017)
Attorney, SEI Investments,
since 2017.
Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.
None.

[1]
Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’sDeclaration of Trust.

[2]	Trustees oversee 6 funds in fund complex of Schroder Series Trust and Schroder Global Series Trust.
[3]
Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

Schroder Mutual Funds

Trustees and Officers (unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in Past 5 Years	Other Directorships Held by Officer
OFFICERS
JOHN BOURGEOIS (Born: 1973)	Assistant Treasurer (Since 2017)	Fund Accounting Manager, SEI Investments, since 2000.	None.
STEPHEN CONNORS (Born: 1984)	Treasurer, Controller and Chief Financial Officer (Since 2017)	Director, SEI Investments, Fund Accounting, since 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014.	None.
DIANNE M. DESCOTEAUX (Born: 1977)	Vice President and Secretary (Since 2017)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP, from 2006 to 2010.	None.
RUSSELL EMERY (Born: 1962)	Chief Compliance Officer (Since 2017)
Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Chief Compliance Officer of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of SEI Opportunity Fund, L.P. to 2010. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016. Chief Compliance Officer of Winton Series Trust to 2017. Chief Compliance Officer of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.
None.
ROBERT MORROW (Born: 1968)	Vice President (Since 2017)	Account Manager, SEI Investments, since 2007.	None.
BRIDGET E. SUDALL (Born: 1980)	Privacy Officer and Anti-Money Laundering Officer (Since 2017)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, from 2011 to 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, from 2007 to 2011.	None.

Schroder Mutual Funds

Notice to Shareholders (unaudited)
For shareholders that do not have an October 31, 2018 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2018 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2018, each Fund has designated the following items with regard to distributions paid during the year.
	Return of Capital	Long Term Capital Gain Distribution	Ordinary Income Distributions	Total Distributions	Qualifying For Corporate Dividends Rec. Deductions(1)	Qualifying Dividend Income(2)	U.S. Government Interest(3)	Interest Related Dividends(4)	Short-Term Capital Gain Dividends(5)
Schroder North American Equity Fund	0.00%	43.25%	56.75%	100.00%	59.72%	61.94%	0.00%	0.00%	100.00%
Schroder Emerging Markets Small Cap Fund	0.00%	87.38%	12.62%	100.00%	0.00%	0.00%	0.00%	0.00%	100.00%
Schroder Core Bond Fund	0.00%	0.00%	100.00%	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Schroder Long Duration Investment- Grade Bond Fund	0.00%	0.00%	100.00%	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Schroder Short Duration Bond Fund	0.00%	0.00%	100.00%	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Schroder Total Return Fixed Income	26.10%	0.00%	73.90%	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividend received deduction and is reflected as a percentage of “Ordinary Income Distributions”.
(2)
The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of “Ordinary Income Distributions”. It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)
“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government Obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income. Generally, interest from direct U.S. Government Obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)
The percentage in this column represents the amount of “Interest Related Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that are exempt from U.S. withholding tax when paid to foreign investors.

(5)
The percentage in this column represents the amount of “Short-Term Capital Gain Dividends” as created by the American Job Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that are exempt from U.S. withholding tax when paid to foreign investors.

Schroder Mutual Funds

Notice to Shareholders (unaudited)
On December 12, 2018, the following Funds made per share short-term and long-term capital gain distributions to the shareholders of record as of December 11, 2018:
	Short-Term Capital Gains	Long-Term Capital Gains
Schroder North American Equity Fund
Investor Shares	$0.2082	$1.1652
Schroder Emerging Markets Small Cap Fund
R6 Shares	—	0.3493
Investor Shares	—	0.3493

Notes

Notes

Privacy Policy

Facts	What does Schroders do with your personal information?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us.
This information can include:
•  Social Security number and income
•  account balances and account transactions
•  assets and investment experience
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share clients’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their clients’ personal information; the reasons Schroders chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Schroders share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), or respond to court orders and legal investigations	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We Don’t Share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We Don’t Share
For nonaffiliates to market to you	No	We Don’t Share

Questions?	For Schroder Mutual Funds, call DST AMS at (800) 464-3108. For other inquiries, call Institutional Client Service at (212) 641-3800 or email clientserviceny@us.schroders.com

Privacy Policy

Who we are
Who is providing this notice?	Schroder Investment Management North America Inc. Schroder Mutual Funds Schroder Fund Advisors LLC
What we do
How does Schroders protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Access to personal information is limited to employees who need it to perform their jobs. Our policies restrict employee use of customer information; requiring it be held in strict confidence.

How does Schroders collect my personal information?
We collect your personal information, for example, when you
•  open an account and provide account information
•  give us your contact information
•  show your driver’s license or government issued ID
•  enter into an investment advisory contract
•  make a wire transfer

Why can’t I limit all sharing?
Federal law gives you the right to limit only
•  sharing for affiliates’ everyday business purposes—information about your creditworthiness
•  affiliates from using your information to market to you
•  sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial and nonfinancial companies.
•  Our affiliates include companies with the Schroder name; financial companies such as Schroder Investment Management North America Limited and Schroder Investment Management Limited; and others, such as the parent, holding company, Schroders plc.

Nonaffiliates
Companies not related by common ownership or control. They can be financial and nonfinancial companies.
•  Nonaffiliates we share with can include companies that help us maintain, process or service your transactions or account(s) or financial products, including companies that perform administrative, accounting, transfer agency, custodial, brokerage or proxy solicitation services, or that assist us in marketing.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Schroders doesn’t jointly market.

Investment Adviser	Schroder Investment Management North America Inc. 7 Bryant Park New York, NY 10018-3706
Trustees	William M. Doran Jon C. Hunt Thomas P. Lemke Randall S. Yanker Jay C. Nadel
Distributor	SEI Investments Distribution Co. 1 Freedom Valley Drive Oaks, Pennsylvania 19456
Transfer & Shareholder Servicing Agent	DST Asset Manager Solutions, Inc.
Custodian	JPMorgan Chase Bank
Counsel	Morgan, Lewis & Bockius LLP
Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Schroder Series Trust Schroder Global Series Trust P.O. Box 219360 Kansas City, MO 64121-9360 (800) 464-3108

SCH-AR-001-0200

Item 2.   Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics.

Item 3.   Audit Committee Financial Expert.

(a)(1)  The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are Thomas Lemke and Jay Nadel, and each of Mr. Lemke and Mr. Nadel is considered to be “independent” as that term is defined in Form N-CSR Item 3(a)(2).

Item 4.   Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) relate to the Schroder Series Trust (the “Trust”).

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2018			2017
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$130,800	$0	$0	$102,200	$0	$0
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$390,000
(c)	Tax Fees	$0	$0	$123,000(2)	$0	$0	$9,000(2)
(d)	All Other Fees	$0	$0	$0	$0	$0	$27,300

Notes:
(1)	Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
(2)	Tax compliance services provided to service affiliates of the Funds.

(e)(1)   The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

1.   require specific pre-approval;

2.   are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or

3.   have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether these services are consistent with SEC’s rules and whether the provision of these services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any said proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at the Audit Committee’s next regularly-scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy.  In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet the Audit Committee’s responsibility to oversee the work of the independent auditor and to assure the auditor's independence from the Registrant, such as (a) reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and (b) discussing with the independent auditor the independent auditor’s methods and procedures for ensuring independence.

(e)(2)   Percentage of fees billed by PwC applicable to non-audit services pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) were as follows:

	2018	2017
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(f)   Not applicable.

(g)   The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $123,000 and $426,300 for 2018 and 2017, respectively.

(h)   During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the Audit Committee of Registrant’s Board of Trustees.  Included in the Audit Committee’s pre-approval of these non-audit services was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.
Item 5.   Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.   Schedule of Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this Form.

Item 7.   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.    Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end management investment companies.  Effective for closed-end management investment companies for fiscal-years-ending on or after December 31, 2005

Item 9.    Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.    Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.    Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers, or persons performing similar functions have concluded that the Registrant's disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act, as amended (17 CFR § 270.30a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.3a-3(d)) that occurred during the last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Items 12.    Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Items 13.    Exhibits.

(a)(1) A copy of the Registrant's Code of Ethics, as required by Item 2 of this Form, accompanies this filing as an exhibit.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b)  Officer certifications as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Schroder Series Trust

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
President
Date: January 8, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
President
Date: January 8, 2019

By (Signature and Title)	/s/ Stephen Connors
Stephen Connors
Treasurer, Controller & CFO
Date: January 8, 2019